UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box: ☐

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

ARIAD Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

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HARVEY J. BERGER, M.D. CHAIRMAN AND CHIEF EXECUTIVE OFFICER

May 2, 2011
Dear Fellow Investor,
I am pleased to invite you to attend our 2011 annual meeting of stockholders, which will be held on Thursday, June 23, 2011, beginning at 10:00 a.m., Eastern Time, at our corporate offices in Cambridge, Massachusetts.
This year, you are being asked:
1.	To elect three directors nominated by the Board of Directors upon the recommendation of our Nominating and Corporate Governance Committee;

2.	To re-approve the Performance Objectives and other applicable provisions set forth in our 2006 Long-Term Incentive Plan, as amended, for purposes of complying with Section 162(m) of the Internal Revenue Code;

3.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm;

4.	To consider an advisory vote on compensation of our named executive officers, as disclosed in this proxy statement;

5.	To consider an advisory vote on the frequency of holding an advisory vote on the compensation of our named executive officers; and

6.	To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.
Your Board of Directors urges you to read the accompanying proxy statement carefully and recommends the approval of each of the first three proposals and the compensation of our named executive officers, and a vote for a frequency of voting on executive compensation every three years.
At the meeting, we also will report on ARIAD’s development and business plans for 2011. We will provide you with an opportunity to meet members of our management team and Board of Directors and will respond to questions that you may have.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On May 9, 2011, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2011 annual meeting and our 2010 annual report to stockholders. The notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.
We hope that you will be able to join us at our annual meeting. Whether or not you expect to attend, it is important that your shares be represented. You may vote by attending the meeting in person, mailing a completed proxy card if you received written proxy materials, by the phone or the Internet.
To register for the meeting, please contact our investor relations office at 617-494-0400, extension 2208, or send an e-mail to investor@ariad.com. Directions to our offices can be found on our website at www.ariad.com.

I look forward to seeing you at this year’s annual meeting.
Sincerely yours,
Harvey J. Berger, M.D.
Chairman and Chief Executive Officer
ARIAD PHARMACEUTICALS, INC.
26 LANDSDOWNE STREET • CAMBRIDGE, MASSACHUSETTS 02139-4234 • TELEPHONE 617 494 0400 • FACSIMILE 617 494 1828

ARIAD PHARMACEUTICALS, INC.
26 Landsdowne Street
Cambridge, Massachusetts 02139-4234

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS
JUNE 23, 2011
10:00 a.m. Eastern Time
The 2011 annual meeting of stockholders (“Annual Meeting”) of ARIAD Pharmaceuticals, Inc. (“ARIAD” or the “Company”) will be held on Thursday, June 23, 2011 at 10:00 a.m. Eastern Time, at our corporate offices located at 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234. The purposes of the Annual Meeting, as more fully described in the accompanying proxy statement, are:
1.	To elect three Class 2 directors to serve on the Board of Directors (“Board”) until the 2014 annual meeting;

2.	To re-approve the Performance Objectives and other applicable provisions set forth in our 2006 Long-Term Incentive Plan, as amended, for purposes of complying with Section 162(m) of the Internal Revenue Code;

3.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2011;

4.	To consider an advisory vote on compensation of our named executive officers, as disclosed in this proxy statement;

5.	To consider an advisory vote on the frequency of holding an advisory vote on compensation of our named executive officers; and

6.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
Only those holders of our common stock of record as of the close of business on April 28, 2011 are entitled to receive notice of, to attend, and to vote at, the Annual Meeting. A total of 131,915,403 shares of our common stock were issued and outstanding as of that date. Each share of common stock entitles its holder to one vote. Cumulative voting of shares of common stock is not permitted.
At the Annual Meeting and for the ten-day period immediately prior to the Annual Meeting, the list of stockholders entitled to vote will be available for inspection at our offices, for such purposes as are set forth in the General Corporation Law of the State of Delaware.
By Order of the Board of Directors,

Raymond T. Keane, Esq.
Senior Vice President,
General Counsel and Secretary
May 2, 2011
Your vote is important. You may vote your shares in person at the Annual Meeting. If you do not expect to attend the Annual Meeting or if you do plan to attend but wish to vote by proxy, you may vote by: (1) mailing a completed proxy card if you received written proxy materials, (2) calling the toll-free number indicated on the Notice of Internet Availability or the proxy card, or (3) using the Internet, as indicated on the Notice of Internet Availability or the proxy card.

Page
GENERAL INFORMATION ABOUT THE MEETING	1
Why am I receiving these materials?	1
What are included in these materials?	1
Who may vote at the Annual Meeting?	1
What am I voting on at the Annual Meeting?	1
What are the Board’s voting recommendations?	2
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?	2
I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?	2
How can I get electronic access to the proxy materials?	3
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?	3
How do I vote?	3
How are proxies voted?	4
Can I change or revoke my vote?	4
What happens if I do not give specific voting instructions?	4
Which ballot measures are considered “routine” or “non-routine”?	4
What is the quorum requirement for the Annual Meeting?	5
What is the voting requirement to approve each of the proposals?	5
How are broker non-votes and abstentions treated?	5
Is voting confidential?	5
Who counts the votes?	6
Where can I find the voting results of the Annual Meeting?	6
Who is paying for the cost of this proxy solicitation?	6
How can I attend the Annual Meeting?	6
Can I view the Annual Meeting on the Internet?	6
BOARD OF DIRECTORS	7
Nominees for Class 2 Directors (Term to Expire in 2014)	7
Continuing Class 1 Directors (Term to Expire in 2013)	9
Continuing Class 3 Directors (Term to Expire in 2012)	10
The Board’s Leadership Structure	10
The Role of the Board in Risk Oversight	11
Compensation Practices and Policies Relating to Risk Management	11
Director Independence	12
Board Committees	12
Compensation Committee Interlocks and Insider Participation	15
Director Compensation	16
CORPORATE GOVERNANCE	18
Corporate Governance Guidelines	18

i

(continued)

Page
Corporate Code of Conduct and Ethics	18
Certain Relationships and Related Transactions	18
Communications with the Board	19
Director Attendance at Board and Committee Meetings	19
Director Attendance at the Annual Meeting	19
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	20
EXECUTIVE COMPENSATION	22
Executive Officers	22
Compensation Committee Report	24
Compensation Discussion and Analysis	24
Compensation Committee Policy Regarding Change in Control Severance Payments	40
Summary Compensation Table	41
Grants of Plan-Based Awards in 2010	42
Outstanding Equity Awards at December 31, 2010	44
Option Exercises and Stock Vested in 2010	45
Non-qualified Deferred Compensation in 2010	46
Potential Payments upon Termination or Change in Control	46
EQUITY COMPENSATION PLAN INFORMATION	53
AUDIT COMMITTEE REPORT	54
PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS	56
Election of Three Class 2 Directors to Hold Office until the 2014 Annual Meeting	56
Re-Approval of the Performance Objectives and Other Applicable Provisions set forth in our 2006 Long-Term Incentive Plan, as amended, for Purposes of Complying with Section 162(m) of the Internal Revenue Code of 1986, as amended	57
Ratification of Selection of Independent Registered Public Accounting Firm	63
Advisory Vote on Executive Compensation as Disclosed in this Proxy Statement	65
Advisory Vote on Frequency of Holding a Vote on Executive Compensation	67
OTHER INFORMATION	68
Section 16(a) Beneficial Ownership Reporting Compliance	68
Future Stockholder Proposals	68
Annual Report on Form 10-K	68
Miscellaneous	68

ii

ARIAD PHARMACEUTICALS, INC.
26 Landsdowne Street
Cambridge, Massachusetts 02139-4234

PROXY STATEMENT
FOR 2011 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE MEETING
Why am I receiving these materials?
ARIAD has made these materials available to you in connection with its solicitation of proxies for use at the Annual Meeting, to be held on Thursday, June 23, 2011, at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof. These materials are first being sent or made available to stockholders on May 9, 2011. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. The Annual Meeting will be held at ARIAD’s corporate offices, located at the address shown above.
What are included in these materials?
These materials include:
•	A notice of the Annual Meeting,

•	This proxy statement for the Annual Meeting, and

•	ARIAD’s 2010 Annual Report, which includes the Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission (“SEC”) on March 15, 2011 (“Annual Report”).
If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.
Who may vote at the Annual Meeting?
Each share of ARIAD’s common stock entitles the holder to one vote on each matter. Only stockholders of record as of the close of business on April 28, 2011 (“Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of the Record Date, there were 131,915,403 shares of ARIAD’s common stock issued and outstanding held by stockholders of record.
What am I voting on at the Annual Meeting?
You are voting on:
•	The election of three Class 2 directors to serve on the Board until the 2014 annual meeting (Proposal No. 1),

•	The re-approval of the Performance Objectives and other applicable provisions set forth in our 2006 Long-Term Incentive Plan, as amended, for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended (Proposal No. 2),

•	Ratification of the selection of Deloitte & Touche LLP as ARIAD’s independent registered public accounting firm for 2011 (Proposal No. 3),

•	The compensation of our named executive officers, as disclosed in this proxy statement (Proposal No. 4),

•	The frequency of holding an advisory vote on compensation of our named executive officers (Proposal No. 5), and

•	Any other business properly coming before the meeting.
What are the Board’s voting recommendations?
The Board recommends that you vote your shares:
•	“FOR” each of the nominees to the Board (Proposal No. 1);

•	“FOR” re-approval of the Performance Objectives and other applicable provisions set forth in our 2006 Long-Term Incentive Plan, as amended, for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended (Proposal No. 2);

•	“FOR” ratification of the selection of Deloitte & Touche LLP as ARIAD’s independent registered public accounting firm for 2011 (Proposal No.3);

•	“FOR” the compensation of our named executive officers, as disclosed in this proxy statement (Proposal No. 4); and

•	“FOR” holding an advisory vote on executive compensation every three years (Proposal No. 5).
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, ARIAD has elected to provide access to its proxy materials over the Internet. Accordingly, ARIAD intends to commence sending a Notice of Internet Availability of Proxy Materials (“Notice”) to its stockholders on or about May 9, 2011. All stockholders of record will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders of record may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. ARIAD believes this process will reduce printing, postage, and environmental costs for distributing paper copies of its proxy materials and encourages stockholders to take advantage of the availability of the proxy materials on the Internet.
I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
ARIAD has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, ARIAD is delivering a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless ARIAD has received contrary instructions from one or more of the stockholders. This procedure reduces ARIAD’s printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate Notices, and, if requested, proxy cards. Upon written or oral request, ARIAD will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which ARIAD delivered a single copy of any of these documents. The Notice will provide you with instructions regarding how to request a separate copy of the Notice and, if applicable, the proxy materials. Stockholders who hold shares in “street name” (as more fully described on the next page) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.
How can I get electronic access to the proxy materials?
The Notice will provide you with instructions regarding how to:
•	View ARIAD’s proxy materials for the Annual Meeting on the Internet, and

•	Instruct ARIAD to send future proxy materials to you electronically by e-mail.
ARIAD’s proxy materials are available at www.proxyvote.com as well as in the Investors/News section of our website at http://investor.ariad.com under the heading “Proxy Materials.” We also offer our stockholders the opportunity to receive stockholder communications electronically.
Choosing to receive future proxy materials by e-mail will save ARIAD the cost of printing and mailing documents to you and will reduce the impact of ARIAD’s annual meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it. If you have any questions about electronic delivery, please e-mail us at investor@ariad.com or call our investor relations office at 617-494-0400, extension 2208.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
Stockholder of Record. If your shares are registered directly in your name with ARIAD’s transfer agent, Computershare, you are considered the stockholder of record with respect to those shares, and ARIAD sent the Notice directly to you. If you request printed copies of the proxy materials by mail, you will receive a proxy card.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.
How do I vote?
You can either vote in person at the meeting or by proxy without attending the meeting. Most stockholders have three options for casting their votes by proxy: (1) using the Internet, (2) by telephone, or (3) by mail. If you received your proxy materials by mail, please follow the voting instructions on your Notice or proxy card. If you received your proxy materials electronically, please follow the voting instructions that were e-mailed to you. Proxies submitted by the Internet or telephone must be received by 11:59 p.m. Eastern Time on June 22, 2011.

If you hold your ARIAD stock in “street name,” your ability to vote by telephone or over the Internet depends upon your broker’s voting process. Please follow the instructions on your voter instruction form carefully.
Even if you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy. If you plan to vote in person at the meeting and you hold your ARIAD stock in street name, you must obtain a proxy from your broker and bring that proxy to the meeting.
How are proxies voted?
All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.
Can I change or revoke my vote?
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. Once you vote by proxy, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your proxy be revoked by delivering to ARIAD’s General Counsel at 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234 a written notice of revocation prior to the Annual Meeting.
What happens if I do not give specific voting instructions?
Stockholder of Record. If you are a stockholder of record and you:
•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or

•	Sign and return a proxy card without giving specific voting instructions;
the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. See the section “Miscellaneous” on the last page of this proxy statement.
Beneficial Owner of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”
Which ballot measures are considered “routine” or “non-routine”?
The ratification of the appointment of Deloitte & Touche LLP as ARIAD’s independent registered public accounting firm for 2011 (Proposal No. 3) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters such as Proposal No. 3 if voting instructions are not provided by the beneficial owner.

The election of directors (Proposal No. 1), the re-approval of the Performance Objectives in our 2006 Long-Term Incentive Plan (Proposal No. 2) and matters related to executive compensation (Proposal No. 4 and Proposal No. 5) are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters; therefore, there will be broker non-votes on Proposal No. 1, Proposal No. 2, Proposal No. 4 and Proposal No. 5 if voting instructions are not provided by the beneficial owner.
What is the quorum requirement for the Annual Meeting?
The holders of one-third of the shares entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting for the transaction of business. This is called a quorum. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.
What is the voting requirement to approve each of the proposals?
For Proposal No. 1, the greatest number of votes (also known as a “plurality” of the votes) cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting is required to elect the nominees for election as Class 2 directors.
For Proposal No. 2, the affirmative vote of a majority of the votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting is required to re-approve the Performance Objectives in our 2006 Long-Term Incentive Plan, as amended, for purposes of complying with Section 162(m) of the Code.
For Proposal No. 3, the affirmative vote of a majority of the votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting is required to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2011.
For Proposal No. 4, the affirmative vote of a majority of the votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting is required to approve the advisory vote on compensation of our named executive officers, as described in this proxy statement. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will take into consideration the advisory vote results when making future decisions regarding executive compensation.
For Proposal No. 5, a “plurality” of the votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting in favor of the frequency of holding an advisory vote on compensation of our named executive officers — every year, every two years or every three years — will determine the recommended frequency of voting by our stockholders. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will take into consideration the advisory vote results when making future decisions regarding the frequency of holding an advisory vote on executive compensation.
How are broker non-votes and abstentions treated?
Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Broker non-votes and abstentions are not considered to be votes cast, and have no effect on any of the proposals.
Is voting confidential?
We will keep all the proxies, ballots, and voting tabulations private. We only allow the inspectors of the election to examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or elsewhere.
Who counts the votes?
A representative from Broadridge Financial Solutions, Inc. (“Broadridge”) will serve as the inspector of the election and will count the votes represented by proxies cast by proxy card, ballot, telephone, and the Internet.
Where can I find the voting results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and published by ARIAD on a Form 8-K, which ARIAD is required to file with the SEC by June 29, 2011. Once filed, the Form 8-K will be publicly accessible on the Investors/News section of our website at http://investor.ariad.com under the heading “SEC Filings.”
Who is paying for the cost of this proxy solicitation?
ARIAD is paying the costs of the solicitation of proxies. ARIAD must also pay brokerage firms and other persons representing beneficial owners of shares held in street name certain fees associated with:
•	Forwarding the Notice to beneficial owners,

•	Forwarding printed proxy materials by mail to beneficial owners who specifically request them, and

•	Obtaining beneficial owners’ voting instructions.
In addition to soliciting proxies by mail, certain of ARIAD’s directors, officers, and regular employees, without additional compensation, may solicit proxies personally or by telephone, facsimile, or e-mail on ARIAD’s behalf.
How can I attend the Annual Meeting?
Attendance at the Annual Meeting is limited to stockholders. Admission to the Annual Meeting will be on a first-come, first-served basis. Registration will begin at 9:00 a.m. Eastern Time, and each stockholder may be asked to present valid picture identification such as a driver’s license or passport and proof of stock ownership as of the Record Date. When you arrive, signs will direct you to the appropriate meeting room. The use of computers, cell phones, pagers, recording or photographic equipment is not permitted in the meeting room at the Annual Meeting.
Can I view the Annual Meeting on the Internet?
If you cannot attend the Annual Meeting in person, you may view a live webcast of the Annual Meeting. If you choose to view the webcast, visit the Investors/News section of our website, http://investor.ariad.com, shortly before the meeting time and follow the instructions for downloading the webcast. If you miss the Annual Meeting, you can view a replay of the webcast at http://investor.ariad.com until July 22, 2011.

BOARD OF DIRECTORS
The Board currently consists of seven members classified into three classes. Listed below are ARIAD’s seven directors by class. At each annual meeting of stockholders, the term for one class of directors expires, and directors are elected for a full term of three years to succeed the directors of such class. This year, the Board is proposing the election of three Class 2 Directors, Jay R. LaMarche, Robert M. Whelan, Jr. and Norbert G. Riedel, Ph.D.

			Age as of
			the Annual	Director
Class	Name	Position with ARIAD	Meeting	Since
1	Athanase Lavidas, Ph.D.	Lead Director	63	2003
	Massimo Radaelli, Ph.D.	Director	53	2008
2	Jay R. LaMarche	Director	64	1992
	Robert M. Whelan, Jr.	Director	59	2010
	Norbert G. Riedel, Ph.D.	Director	53	2011
3	Harvey J. Berger, M.D.	Chairman of the Board of Directors, Chief Executive Officer and President	61	1991
	Wayne Wilson	Director	62	2008
Set forth below is certain biographical information for the nominees for Class 2 directors up for election at this Annual Meeting, as well as for each of the continuing Class 1 and Class 3 directors whose terms expire at the annual meeting in either 2013 or 2012, respectively, or at such time as such director’s successor is duly elected and qualified.
Nominees for Class 2 Directors (Term to Expire in 2014)
Jay R. LaMarche is a retired financial executive who brings to ARIAD’s Board over thirty years of financial and senior operating experience. He has served ARIAD for over nineteen years and in executive leadership positions including Chief Financial Officer and Treasurer from January 1992 to November 2000. Mr. LaMarche was ARIAD’s Executive Vice President from March 1997 to November 2000 and Senior Vice President, Finance from January 1992 to February 1997. Prior to joining ARIAD, he was Chief Financial Officer and a director of ChemDesign Corporation, a fine chemicals manufacturer. Previously, Mr. LaMarche was an audit partner with Deloitte Haskins & Sells, a public accounting firm. Mr. LaMarche also served as an officer in the United States Navy.
Mr. LaMarche has been a member of ARIAD’s Board since January 1992. He is a member of the Audit Committee and the Nominating and Corporate Governance Committee. Mr. LaMarche provides the Board with an extensive knowledge of ARIAD’s operations, as well as expertise in financial and accounting issues, particularly as they relate to the pharmaceutical and biotech industry. Mr. LaMarche’s management experience and financial background serve him well in providing guidance concerning ARIAD’s operations and business strategy.
Mr. LaMarche received his B.B.A. degree in Public Accountancy from the University of Notre Dame.
Robert M. Whelan, Jr. has over thirty-five years of investment banking experience working predominantly with high technology and healthcare companies. He has been the President of Whelan & Company, LLC, providing business and financial consulting and strategic services to a broad range of companies since 2001. From 2001 to 2005, Mr. Whelan served as Managing Director of Valuation

Perspectives, Inc., a consulting firm. Prior to that, he held a number of senior-level positions at various investment banking and brokerage firms. Mr. Whelan was Vice Chairman of Prudential Volpe Technology Group, the technology investment banking and research division of Prudential Securities. Prior to Prudential Volpe, he was Chief Operating Officer, Managing Director, board member and Head of Investment Banking of Volpe Brown Whelan & Company, a private technology and healthcare investment banking, brokerage and asset management firm. Volpe Brown Whelan & Company was acquired by Prudential Securities in late 1999.
From 2008 to 2009, Mr. Whelan was a Fellow at the Harvard University Advanced Leadership Initiative, an innovative year-long program aimed at providing a rigorous educational curriculum for exceptional leaders who have reached the height of their professions and are seeking to contribute their skills to solve global social problems.
Mr. Whelan currently serves as a director of Leerink Swann, L.L.C. He also serves as a director of Growth Capital Partners L.P., an advisory and asset management firm based in Houston, Texas. He is a former member of the board of directors of Coastal Enterprise Ventures, a socially responsible venture fund in Portland, Maine.
Mr. Whelan has been a member of ARIAD’s Board since April 2010. Since May 1, 2010, he has served on the Audit Committee and Compensation Committee. His extensive investment-banking experience provides him with a wealth of knowledge in dealing with financial, accounting and regulatory matters and offers the Board insights into the views of shareholders, investors, analysts and others in the financial community. His service on boards of other companies positions him well to serve as a member of ARIAD’s Board.
Mr. Whelan received a B.A. in history from Dartmouth College and a M.B.A. from Stanford University Graduate School of Business.
Norbert G. Riedel, Ph.D., is Corporate Vice President and Chief Scientific Officer of Baxter International Inc., a diversified healthcare company, having served in that capacity since March 2001. Before assuming this role, from 1998 to 2001, Dr. Riedel served as President and General Manager of the recombinant therapeutic proteins business unit and Vice President of Research and Development at Baxter’s BioScience business. Prior to joining Baxter, from 1996 to 1998, he was head of worldwide biotechnology and worldwide core research functions at Hoechst-Marion Roussel, now Sanofi-Aventis, a global pharmaceutical company. Previously, he held a series of scientific management positions at Hoechst-Marion Roussel and Hoechst AG.
Dr. Riedel has been a member of the Supervisory Board of MediGene, AG, a biotechnology company, since 2003. He is a member of the Board of Directors of the Illinois Biotechnology Industry Organization and also serves on the Advisory Board of Northwestern University’s Kellogg School of Management Center for Biotechnology, and the McCormick School of Engineering. Most recently, he was appointed by Illinois Governor Pat Quinn to the newly formed Illinois Innovation Council.
Dr. Riedel was a postdoctoral fellow at Harvard University from 1984 to 1987 and an assistant professor and associate professor of medicine and biochemistry at Boston University School of Medicine from 1987 to 1991. He was a visiting professor at Massachusetts Institute of Technology in 1992, is an adjunct professor at Boston University School of Medicine and an adjunct professor of medicine at
Northwestern University’s Feinberg School of Medicine. In 2009, Dr. Riedel was elected as a member of the Austrian Academy of Sciences.
From 1999 to 2010, Dr. Riedel was a member of the board of directors of Oscient Pharmaceuticals Corporation, a biopharmaceutical company, and its predecessor company, Genome Therapeutics

Corporation, a genomics company.
Dr. Riedel has been a member of ARIAD’s Board since April 2011. Effective June 1, 2011, he will serve on the Compensation Committee. As a senior executive in the healthcare field, Dr. Riedel brings to the Board valuable scientific and commercial experience, as well as a keen understanding of the biotechnology industry, drug discovery and development, and pharmaceutical management.
Dr. Riedel received his Diploma in biochemistry from the University of Frankfurt in 1981 and his Ph.D. in biochemistry from the University of Frankfurt in 1983.
Continuing Class 1 Directors (Term to Expire in 2013)
Athanase Lavidas, Ph.D. has been the Chairman and Chief Executive Officer of the Lavipharm Group, a pharmaceutical, cosmetics and consumer health products company in Greece, since 1976. Dr. Lavidas is also Chairman of the Greece-U.S. Business Council and Vice Chairman of the Board of Hellenic Federation of Industries and Enterprises, Head of International Affairs.
Dr. Lavidas has been a member of ARIAD’s Board since September 2003 and its lead director since November 2008. He is Chair of the Nominating and Corporate Governance Committee and a member of the Executive Committee and the Compensation Committee. Dr. Lavidas brings to the Board over thirty years of international pharmaceutical industry experience in strategic development and operational management, making him highly qualified to be the Board’s lead director. Dr. Lavidas has expertise in the research, development and commercialization of innovative drug products, as well as global pharmaceutical and biotechnology collaborations.
Dr. Lavidas received his B.S. and M.S. in chemistry from the University of Munich, his M.B.A. from the Institut Superieur de Marketing et de Management in Paris and his Ph.D. degree in pharmaceutical chemistry from the University of Athens.
Massimo Radaelli, Ph.D. is the President and Chief Executive Officer of Noventia Pharma, a specialty pharmaceutical company with headquarters in Lausanne, Switzerland focused on rare diseases and orphan drugs (CNS and Respiratory). Dr. Radaelli brings over twenty five years of industry experience to ARIAD’s Board, including senior leadership positions with major European pharmaceutical companies. Prior to joining Noventia in May 2009, Dr. Radaelli was President and Chief Executive Officer of Dompé International SA, the international pharmaceutical company of the Dompé Group. He joined Dompé in 1996 as director of corporate business development. Previously, Dr. Radaelli held various sales and marketing positions at the Dupont-Merck Pharmaceutical Company, the Menarini Group, and Hoffman-La Roche Ltd. Dr. Radaelli is also the Chairman of Bioakos Pharma Laboratories, a specialty pharmaceuticals company concentrated in the fields of gynecology, dermatology, ENT and pediatrics, and serves as a director of Arriani International, SA, the international subsidiary of Arriani Pharmaceuticals, a leading pharmaceutical company in Southeastern Europe.
Dr. Radaelli has been a member of ARIAD’s Board since October 2008. He is chair of the Compensation Committee and a member of the Audit Committee. Effective June 1, 2011, Dr. Radaelli will also serve on the Nominating and Corporate Governance Committee. Dr. Radaelli brings to the Board sophistication in financial and accounting matters, as well as significant strategic and operational industry experience, including expertise in pharmaceutical business development, strategic planning, alliance management, and new product development and commercialization.
Dr. Radaelli is a member of the Italian Society of Pharmacology. Dr. Radaelli has been awarded the highest ranking honor of the Italian Republic by the President and Prime Minister of Italy for merit acquired in the fields of Science and Biopharma, and in particular for his commitment to patients with rare diseases and unmet medical needs.
Dr. Radaelli received a University Degree in pharmaceutical sciences and a Ph.D. in clinical pharmacology from the University of Milan and an Executive Master of Business from Bocconi University of Milan.

Continuing Class 3 Directors (Term to Expire in 2012)
Harvey J. Berger, M.D. is ARIAD’s principal founder and has served as its Chairman of the Board and Chief Executive Officer since April 1991. He served as ARIAD’s President from April 1991 to September 2003 and from December 2004 to present. From 1986 to 1991, Dr. Berger held a series of executive management positions at Centocor, Inc., a biotechnology company, including Executive Vice President and President, Research and Development Division. He has also held senior academic and administrative appointments at Emory University, Yale University and the University of Pennsylvania and was an Established Investigator of the American Heart Association. Dr. Berger currently serves as a member of the Dean’s Council of Yale School of Medicine.
Dr. Berger brings to ARIAD’s Board a deep historical and practical knowledge of the business of ARIAD and its technologies, as well as years of expertise in the medical, scientific, financial and biopharmaceutical arenas, making him uniquely qualified to lead the Board.
Dr. Berger has been actively engaged in ARIAD’s strategy and operations since its inception. Under his leadership, ARIAD has attracted and maintained talent, secured ongoing financing, and developed a pipeline of highly promising drug candidates. ARIAD benefits from his strategic direction of its research and development programs and his perspective regarding strategic and operational opportunities and challenges.
Dr. Berger received his A.B. degree in Biology from Colgate University and his M.D. degree from Yale University School of Medicine. He obtained further medical and research training at the Massachusetts General Hospital and Yale-New Haven Hospital.
Wayne Wilson has over thirty years of business, financial, and accounting experience. He has been an independent business advisor since 2002. From 1995 to 2002, he served in various roles, including as President, Chief Operating Officer, and Chief Financial Officer, at PC Connection, Inc., a Fortune 1000, direct marketer of information technology products and services. From 1986 to 1995, Mr. Wilson was a partner in the assurance and advisory services practice of Deloitte & Touche LLP following service in various manager and staff roles since 1978.
Mr. Wilson has been a member of ARIAD’s Board since October 2008. He is chair of the Audit Committee and a member of the Nominating and Corporate Governance Committee and the Executive Committee. Mr. Wilson is also a member of the boards of directors of Fairpoint Communications, Inc., a telecommunications company, Hologic, Inc., a medical diagnostics and device company focusing on women’s health, and Edgewater Technology, Inc., a technology management consulting firm. He previously served as a director of Cytyc Corporation, a medical diagnostics and device company. Mr. Wilson brings substantial general business and financial expertise to ARIAD’s Board as well as its Audit Committee. His background and extensive experience in financial accounting and reporting make him well versed in accounting principles and financial reporting rules and regulations, and he is well equipped to evaluate financial results and generally oversee the financial reporting process of a publicly traded corporation.
Mr. Wilson received an A.B. degree in political science from Duke University and an M.B.A. from the University of North Carolina at Chapel Hill. He is a certified public accountant in New Hampshire and North Carolina.
The Board’s Leadership Structure
Harvey J. Berger, M.D., who has served as our Chairman of the Board (“Chairman”) and Chief Executive Officer since April 1991, leads our Board. We believe that the structure of our Board facilitates efficient communication between our directors and management team. We believe this leadership structure is appropriate because of the efficiencies achieved in having the role of Chairman and Chief Executive

Officer combined, and because the detailed knowledge of our day-to-day operations and business that Dr. Berger possesses greatly enhances the decision-making processes of the Board as a whole.
Our Corporate Governance Guidelines require the election of an independent lead director to serve during any period when there is no independent Chairman. Our directors have selected Athanase Lavidas, Ph.D. to serve as our lead director, and he has served as the lead director since November 2008. A more detailed description of the roles and responsibilities of the Chairman and the lead director is set forth in our Corporate Governance Guidelines, which are publicly available on the Investors/News section of our website at http://investor.ariad.com under the heading “Corporate Governance.”
The Role of the Board in Risk Oversight
As set forth in the Corporate Governance Guidelines, one of the Board’s functions is oversight of risk management at ARIAD. Risks vary in many ways, including the ability of the Company to anticipate and understand the risk, the types of adverse effects that could occur if an undesired event happens, and the ability of the Company to control the risk and potential adverse effects. Nevertheless, risk is inherent in business, and the Board seeks to understand and advise on risk in conjunction with the activities of the Board and its committees.
Management is responsible for identifying risk and risk controls related to significant business activities. The Board ensures that management’s approach to risk management is designed to support the achievement of organizational objectives, including strategic goals, to improve long-term organizational performance and enhance stockholder value. The involvement of the Board in reviewing our strategic objectives and plans is a key part of our Board’s assessment of management’s approach and tolerance to risk. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. In reviewing and affirming our business strategy, our Board assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for us. As part of its ongoing activities, the Board meets regularly with management to discuss ARIAD’s most significant risk exposures and ensure that the risks undertaken by management are consistent with the Company’s business strategy. In other cases, a Board committee may be responsible for oversight of specific risk topics. For example, the Audit Committee oversees issues related to internal control over financial reporting, and the Compensation Committee oversees risks related to compensation programs, as discussed in greater detail later on in this proxy statement.
Compensation Practices and Policies Relating to Risk Management
Consistent with SEC disclosure requirements, we have assessed the Company’s compensation programs and have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. ARIAD management assessed the Company’s compensation and benefits programs to determine if the programs’ provisions and operations create undesired or unintentional risk of a material nature. ARIAD does not have any programs where the ability of a participant may directly affect variability of payout. Rather, ARIAD supports the use of base salary, performance-based compensation, and retirement plans that are generally uniform in design and operation throughout the Company and with all levels of employees. In most cases, the compensation policies and practices are centrally designed and administered and are substantially identical.
Based on the foregoing, we believe that our compensation policies and practices do not create inappropriate or unintended significant risk to the Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond the organization’s ability to effectively identify and manage significant risks, are compatible with ARIAD’s effective internal controls and its risk management practices, and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

Director Independence
The Board has determined that each of our directors except Dr. Berger is an “independent director” as such term is defined by The NASDAQ Stock Market LLC (“NASDAQ”). The Board has also determined that each member of the Compensation Committee, the Audit Committee, and the Nominating and Corporate Governance Committee meets the independence requirements applicable to each such committee member prescribed by NASDAQ and the SEC. The Board has further determined that Messrs. LaMarche, Whelan, and Wilson are “audit committee financial experts” as defined in the rules of the SEC.
The Nominating and Corporate Governance Committee annually reviews the independence of all directors and reports its findings to the full Board. The Nominating and Corporate Governance Committee has reviewed each director’s status by applying the standards for director independence and the criteria to determine “audit committee financial expert” status and by evaluating self-evaluation questionnaires and other information supplied by the director or independently obtained. On the basis of this review, the Nominating and Corporate Governance Committee delivered a report to our Board upon which our Board made its determinations of each director’s status.
Board Committees
The following table lists which directors are members of the respective standing committees.

Nominating
and Corporate
Name	Audit		Compensation		Executive		Governance
Harvey J. Berger, M.D.					✓	*
Jay R. LaMarche	✓						✓
Athanase Lavidas, Ph.D.			✓		✓		✓ *
Massimo Radaelli, Ph.D.	✓		✓	*			✓ **
Norbert G. Riedel, Ph.D.			✓	**
A. Collier Smyth, M.D.***			✓
Robert M. Whelan, Jr.	✓		✓
Wayne Wilson	✓	*			✓		✓

*	Committee Chair

**	Appointment will be effective as of June 1, 2011.

***	Dr. A. Collier Smyth resigned from the Board of Directors effective April 28, 2011, due to an upcoming change in his principal occupation.
Audit Committee
The Audit Committee’s primary duties and responsibilities are to:
•	Oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of ARIAD,

•	Oversee that management has established and maintained processes to ensure that an adequate system of internal control is functioning within the Company,

•	Oversee that management has established and maintained processes to ensure ARIAD’s compliance with legal and regulatory requirements that may impact its financial reporting and disclosure obligations,

•	Review the independent registered public accounting firm’s qualifications and independence,

•	Appoint, compensate, and oversee the work of the independent registered public accounting firm, and

•	Pre-approve all audit and non-audit services performed by the independent registered public accounting firm.
In addition, the Audit Committee is responsible for reviewing, in consultation with our management and independent registered public accounting firm, the scope and results of (1) reviews of our quarterly financial statements, (2) audits of our annual financial statements, and (3) audits of our system of internal control over financial reporting. The Audit Committee performs other additional duties and responsibilities, including reviewing, evaluating, and approving related-person or similar transactions or relationships and recommending approval of such transactions to the disinterested and independent members of the Board, if necessary.
The Audit Committee maintains a written charter that outlines its responsibilities, which it reviews and reassesses annually and recommends any changes to the Board for approval. A copy of the Audit Committee’s charter is publicly available on the Investors/News section of our website at http://investor.ariad.com under the heading “Corporate Governance.”
The Audit Committee met ten times in 2010.
Please also see the Audit Committee Report, located elsewhere in this proxy statement.
Compensation Committee
The Compensation Committee’s responsibilities include, among other duties:
•	Assessing the performance of and approving compensation levels for ARIAD’s officers,

•	Analyzing ARIAD’s officer and director compensation plans, policies, and programs,

•	Administering ARIAD’s stock-based compensation and executive compensation plans,

•	Reviewing and approving all proposed compensation disclosures, including the Compensation Discussion and Analysis (“CD&A”),for inclusion in our proxy statement and recommendations for stockholder approval of the compensation of our named executive officers and the frequency of voting by stockholders on the compensation of our named executive officers.
As Chief Executive Officer, Dr. Berger recommends compensation decisions involving our other officers and discusses these recommendations and related matters, including reviewing these officers’ performance, with the Compensation Committee. Dr. Berger actively participates during Compensation Committee meetings discussing compensation actions involving his direct reports. The Compensation Committee determines Dr. Berger’s compensation in an executive session without Dr. Berger present and makes recommendations to the Board which then votes on these matters.
The Chair of the Compensation Committee determines the agenda for its meetings in conjunction with Dr. Berger. At each meeting, the Compensation Committee has the opportunity to meet in executive session and does so when the Committee deems it necessary or appropriate. The Compensation Committee’s Chair reports the Committee’s recommendations on executive compensation to the Board which then votes on these matters. How the Compensation Committee reviews and sets executive compensation is described in more detail in the CD&A section located elsewhere in this proxy statement.
Our Compensation Committee, or our Board of Directors at the recommendation of the Compensation

Committee, makes all equity awards under stockholder-approved plans. When granted, stock options have an exercise price equal to the closing price of our common stock as quoted on The NASDAQ Global Market on the date of grant. Our Compensation Committee, or our Board of Directors at the recommendation of the Compensation Committee, also approves the other terms of the grants, including the vesting period, restrictions and term of the awards.
Grants of stock options or other equity awards to new employees, including executive officers, are generally approved at the first scheduled meeting of our Compensation Committee after such employees begin employment. Annual grants are generally approved in the first quarter of the fiscal year for performance in the prior year.
ARIAD, with the Compensation Committee’s concurrence, retains an independent compensation consultant to provide market compensation data to management and the Compensation Committee regarding officer and director compensation, including evaluation of peer compensation practices and general industry best practices, and its view regarding management compensation proposals. Decisions regarding executive compensation made in 2010 were informed by the analysis and input of Radford Surveys + Consulting, a business unit of Aon Corporation (“Radford”). Radford has served as ARIAD’s compensation consultant since September 2008. The consultant only provides compensation advisory services to ARIAD.
The Compensation Committee maintains a written charter that outlines its responsibilities, which it reviews and reassesses annually and recommends any changes to the Board for approval. A copy of the Compensation Committee’s charter is publicly available on the Investors/News section of our website at http://investor.ariad.com under the heading “Corporate Governance.”
The Compensation Committee met five times in 2010.
Please also see the Compensation Committee Report, located elsewhere in this proxy statement.
Executive Committee
The Executive Committee reviews and, where appropriate, approves corporate action with respect to the conduct of ARIAD’s business between Board meetings. The Executive Committee’s actions are reported to the Board at its next meeting.
The Executive Committee did not meet in 2010.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee assists the Board in:
•	Identifying and evaluating individuals to become directors,

•	Making recommendations to the Board concerning the size, structure, and composition of the Board and its committees,

•	Monitoring the process to assess the Board’s effectiveness,

•	Reviewing and assessing the adequacy of ARIAD’s corporate governance, including implementing our Corporate Code of Conduct and Ethics and our Board Conflict of Interest Policy, and

•	Overseeing matters relating to the independence (including potential conflicts of interest), education, operation, and effectiveness of the Board and its committees.
The Nominating and Corporate Governance Committee may consider candidates recommended by stockholders, as well as from other sources such as other directors or officers or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider any factors it deems relevant, including, among other factors, a candidate’s personal integrity and judgment, business and professional skills and experience, independence, knowledge of our industry and applicable laws, regulations and guidelines governing U.S. public companies, possible conflicts of interest, diversity, the extent to which the candidate would fill a priority need on the Board, the willingness of the candidate to commit sufficient time and attention to his or her duties or responsibilities as a director of a public company, and concern for the long-term interests of our stockholders. The factors generally considered by the Nominating and Corporate Governance Committee are set out in ARIAD’s Corporate Governance Guidelines, which is publicly available on the Investors/News section of our website at http://investor.ariad.com under the heading “Corporate Governance.” In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.
We do not have a formal policy on diversity. However, in selecting a director nominee, the Nominating and Corporate Governance Committee considers issues of diversity among Board members and seeks to find a nominee whose talents, skills, expertise and background would complement those of the existing directors.
If a stockholder wishes to recommend a candidate for director for election at our 2012 annual meeting of stockholders, such a recommendation should be submitted in writing to the Nominating and Corporate Governance Committee, c/o Raymond T. Keane, Esq., Secretary, ARIAD Pharmaceuticals, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234. Any such written recommendation should include a minimum of the following:
•	All information relating to such person that would be required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (“Exchange Act”), including such person’s consent to being named in the proxy statement as a nominee and to serving as a director, if elected,

•	Certain biographical and share ownership information about the stockholder and any other proponent, including a description of derivative transactions in ARIAD’s securities occurring within the last 12 months,

•	A description of any arrangement or understanding among any of the proponents and their affiliates or any persons acting in concert with them in connection with the nomination or proposal,

•	To the extent known to each proponent, the name and address of any other stockholder supporting any such nomination or proposal of other business, and

•	Additional disclosures relating to stockholder nominees for directors, including disclosures required by ARIAD’s By-laws and Conflict of Interest Policy.
Any such recommendation should be submitted in the time frame for stockholder proposals which are to be included in proxy materials for the annual meeting to be held in 2012 under the caption “Future Stockholder Proposals” set forth elsewhere in this proxy statement.
The Nominating and Corporate Governance Committee maintains a written charter that outlines its responsibilities, which it reviews and reassesses annually and recommends any changes to the Board for approval. A copy of the Nominating and Corporate Governance Committee’s charter is publicly available on the Investors/News section of our website at http://investor.ariad.com under the heading “Corporate Governance.”
The Nominating and Corporate Governance Committee met four times in 2010.
Compensation Committee Interlocks and Insider Participation
During the fiscal year ended December 31, 2010, Drs. Lavidas, Radaelli, and Smyth and Mr. Whelan

served as members of our Compensation Committee. In 2010, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of our Board or Compensation Committee. There are no family relationships between or among the members of our Board or executive officers.
Director Compensation
The non-management members of our Board receive the following compensation for the services they render to ARIAD:
•	A one-time stock option award to purchase 25,000 shares of common stock when first elected to the Board. These options vest one-third on each anniversary of the award date while the director remains in service with us.
•	A one-time stock award of 20,000 shares of common stock when first elected to the Board, pro-rated for the number of full and partial calendar quarters remaining in the year. In lieu of common stock, a director may elect, prior to commencing service on the Board, to receive (i) 20,000 restricted stock units or (ii) a number of stock options based on the value of 20,000 shares of common stock and application of the Black-Scholes option valuation model, each also pro-rated for the number of full and partial calendar quarters remaining in the year. These awards are fully vested on the date of grant and are not subject to a right of repurchase by ARIAD.
•	An annual award of (i) 20,000 shares of common stock, (ii) 20,000 restricted stock units, or (iii) a number of stock options based on the value of 20,000 shares of common stock and application of the Black-Scholes option valuation model, as elected by each director prior to December 15 of each year for compensation to be received in the following year. These awards are fully vested on the date of grant and are not subject to a right of repurchase by ARIAD.
•	An annual cash retainer of $25,000, paid quarterly in arrears for ongoing service to the Board and pro-rated for any partial year of service. In lieu of the cash retainer, each director may elect to receive shares of restricted stock, restricted stock units or stock options based on the $25,000 retainer and application of the Black-Scholes option valuation model, such election to be made prior to December 15 of each year for compensation to be received in the following year. These awards are fully vested on the date of grant and are not subject to a right of repurchase by ARIAD.
•	A stock option award to purchase 20,000 shares, 25,000 shares, and 35,000 shares of common stock upon reaching ten, fifteen, and twenty years, respectively, of service to ARIAD.
Regarding stock option awards, the exercise price of each such award is the closing price of our common stock as quoted on The NASDAQ Global Market on the date of grant. These awards have terms of ten years subject to earlier termination. Regarding restricted stock unit awards, directors may select future payment dates for the shares issued upon the settlement of restricted stock units, subject to compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). Awards of common stock, stock options and restricted stock units under this policy are subject to the terms and conditions of our 2006 Long-Term Incentive Plan, as amended (the “2006 Long-Term Incentive Plan”).
No other compensation, in the form of cash or otherwise, is paid to non-management directors other than reimbursement of their reasonable expenses incurred in attending Board and committee meetings. Management directors do not receive any compensation for their service as directors.
Set forth below is information concerning the compensation paid to or earned by our non-management directors during 2010.

	Fees Earned
	or Paid in	Stock	Option
Name	Cash	Awards(1)	Awards(2)	Total
Jay R. LaMarche	$25,000	$44,200	—	$69,200
Athanase Lavidas, Ph.D.	$25,000	$44,200	—	$69,200
Massimo Radaelli, Ph.D.	$25,000	$44,200	—	$69,200
A. Collier Smyth, M.D.	$25,000	$44,200	—	$69,200
Robert M. Whelan, Jr. (3)	$18,750	$57,300	$72,088	$148,138
Wayne Wilson	$25,000	$44,200	—	$69,200

(1)	On January 29, 2010, Drs. Lavidas, Smyth and Radaelli, and Messrs. LaMarche and Wilson were each awarded 20,000 shares of common stock. These awards were issued under the terms of our 2006 Long-Term Incentive Plan. The amount included in the table represents the grant date fair value of $2.21 per share. As of December 31, 2010, no director held any restricted stock.

(2)	On April 20, 2010, Mr. Whelan was awarded 25,000 stock options, with a grant date fair value of $2.88 per share, and 15,000 shares of common stock with a grant date fair value of $3.82 per share, upon his appointment as a member of the Board. Assumptions used in the calculation of the grant date fair value of option awards are set forth in note 11 to our audited consolidated financial statements entitled “Stock-Based Compensation,” included in our Annual Report on Form 10-K for the year ended December 31, 2010. As of December 31, 2010, each non-management director had the following aggregate number of stock options outstanding: Mr. LaMarche — 105,000; Dr. Lavidas — 45,000; Dr. Radaelli — 25,000; Dr. Smyth — 25,000; Mr. Whelan — 25,000 and Mr. Wilson — 25,000.

(3)	Mr. Whelan was appointed to the Board by resolution on April 12, 2010 as a Class 2 director with a term expiring in 2011.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
ARIAD’s Corporate Governance Guidelines, which were developed and are overseen by the Nominating and Corporate Governance Committee, establish basic principles of corporate governance by which the Board operates. These guidelines address selection, composition and independence of the Board, director compensation, evaluation of the performance of the Board and its committees, the structure and operations of the committees of the Board, the establishment and implementation of corporate governance guidelines, principles and practices, leadership development, and succession planning.
Under our corporate governance guidelines, as long as the Chief Executive Officer is also Chairman of the Board, the Board shall appoint one of the independent directors to serve in the role of lead director. His or her role is to support the ability of the independent directors to perform their responsibilities as independent directors. As such, he or she is responsible for oversight of those processes of the Board which independent directors are required to perform. In addition, he or she presides at meetings of the non-management directors. The lead director also meets and consults regularly with the Chairman and Chief Executive Officer. Dr. Lavidas has served as ARIAD’s lead director since November 2008.
The Nominating and Corporate Governance Committee is responsible for the establishment, implementation, and oversight of the Corporate Code of Conduct and Ethics, the Board’s Conflict of Interest Policy, and specific corporate governance guidelines, policies, and practices. The charter of the Nominating and Corporate Governance Committee, as well as our Code of Conduct, Conflict of Interest Policy for the Board, and our Corporate Governance Guidelines are publicly available on the Investors/News section of our website at http://investor.ariad.com under the heading “Corporate Governance.”
Corporate Code of Conduct and Ethics
ARIAD’s “Corporate Code of Conduct and Ethics” applies to all of our employees, including our Chief Executive Officer, Chief Financial Officer, and all directors. A copy of this code is publicly available on the Investors/News section of our website at http://investor.ariad.com under the heading “Corporate Governance.” Any changes in or waivers from its code of ethics will be included in a Current Report on Form 8-K within four business days following the date of the change or waiver, unless website posting of the amendments or waivers is then permitted by NASDAQ rules.
Certain Relationships and Related Transactions
All related-person transactions are reviewed and approved in advance by our Audit Committee or other independent body of our Board. In general, a related-person transaction is defined as any transaction (other than setting compensation) in which we or any subsidiary or affiliate is a participant and in which any of the following persons has or will have a direct or indirect material interest: our executive officers, our Board members and nominees, beneficial holders of more than 5% of our securities, immediate family members of any of the foregoing persons, and any other persons who the Board determines may be considered to be related persons as defined by the rules and regulations of the SEC.
Our Audit Committee or its chair or other independent body of our Board, as the case may be, will approve only those related-person transactions that are determined to be in, or not inconsistent with, the best interests of ARIAD and our stockholders, taking into account all available facts and circumstances as it determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to us and our stockholders, the impact on a director’s independence in the event the related person is a director or nominee, an immediate family member of a director or nominee, or an entity in which a director or nominee is a partner, shareholder, or executive officer, the availability of other sources for comparable products or services, the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of our Audit Committee or our Board will participate in any review, consideration, or approval of any related-person transaction with respect to which the member or any of his or her immediate family members or other business affiliates is the related person.
In reviewing and approving such transactions, our Audit Committee or other independent body of our Board will obtain, or will direct management to obtain on its behalf, all information that it believes to be relevant and important to its review of the transaction prior to approval. Following receipt and review of the necessary information, a discussion will be held of the relevant factors deemed to be necessary prior to approval. If a discussion is not deemed to be necessary, approval may be given by unanimous written consent of our Audit Committee or other independent body of our Board. This approval authority may also be delegated to the chair of our Audit Committee in some circumstances. No related-person transaction shall be entered into prior to completing these procedures.
Our policies as described above are included in the Audit Committee Charter as approved by our Audit Committee and our Board. As required under SEC rules, transactions that involve an amount in excess of $120,000 in which ARIAD is a participant and a related person is determined to have a direct or indirect material interest are disclosed in our proxy statement.
Communications with the Board
Generally, stockholders who have questions or concerns should contact our Investor Relations department at 617-494-0400, extension 2208. However, any stockholders who wish to submit written communications to the Board or any individual director should send their communications to our Secretary at ARIAD Pharmaceuticals, Inc., 26 Landsdowne Street, Cambridge, MA 02139-4234 or raymond.keane@ariad.com. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:
•	Junk mail and mass mailings,

•	Resumes and other forms of job inquiries,

•	Surveys, and

•	Solicitations or advertisements.
In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any director upon request.
Director Attendance at Board and Committee Meetings
The Board held nine meetings in 2010 and the various committees of the Board met a total of nineteen times. Each director attended at least 75% of the Board meetings and the total meetings held by all of the committees on which he served. For purposes of this determination, actions taken by written consent of the Board or committees were not included.
Director Attendance at the Annual Meeting
We expect all incumbent directors, as well as all nominees for election as director, to attend our annual meetings of stockholders. Six of our seven incumbent directors attended the annual meeting of stockholders in 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of April 25, 2011, certain information with respect to (i) each person (including any “group” as defined in Section 13(d)(3) of the Exchange Act) known to us to own beneficially more than 5% of our common stock, (ii) each of our directors and director nominees, (iii) each executive officer named in the Summary Compensation Table under “Executive Compensation” (referred to below as our named executive officers), and (iv) all of our current directors and executive officers as a group. In accordance with the rules promulgated by the SEC, such ownership includes shares currently owned, as well as shares that the named person has the right to acquire within 60 days of April 25, 2011, including, but not limited to, shares that the named person has the right to acquire through the exercise of any option and restricted stock units that will be vested as of that date. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the common stock shown as beneficially owned. Percentage ownership is based on 131,908,403 shares of common stock outstanding as of April 25, 2011.

	Number and Nature of
	Shares Beneficially
Name and Address**	Owned		Percent of Class
FMR LLC 82 Devonshire Street Boston, MA 02109	18,104,886	(1)	13.2%
Black Rock, Inc. 40 East 52nd Street New York, NY 10022	8,973,124	(2)	6.5%
Harvey J. Berger, M.D.	4,339,018	(3)	3.2%
Timothy P. Clackson, Ph.D.	623,084	(4)	*
Edward M. Fitzgerald	446,880	(5)	*
David L. Berstein, Esq.	571,801	(6)	*
Daniel M. Bollag, Ph.D.	96,510	(7)	*
Jay R. LaMarche	625,932	(8)	*
Athanase Lavidas, Ph.D.	155,000	(9)	*
Massimo Radaelli, Ph.D.	103,986	(10)	*
A. Collier Smyth, M.D.***	71,667	(11)	*
Robert M. Whelan, Jr.	43,334	(12)	*
Wayne Wilson	76,667	(13)	*
Norbert G. Riedel, Ph.D.	37,000		*
All current directors and executive officers as a group (15 persons)	7,913,431	(14)	5.8%

*	Indicates less than 1% of the outstanding shares of common stock.

**	Addresses are given for beneficial owners of more than 5% of the outstanding common stock only.

***	Dr. Smyth resigned from the Board of Directors effective April 28, 2011.

(1)	This information is based solely on information contained in a Schedule 13G/A filed with the SEC on February 14, 2011 by FMR LLC, according to which FMR LLC has sole dispositive power with respect to all of the shares.

(2)	This information is based solely on information contained in a Schedule 13G/A filed with the SEC on February 2, 2011 by Black Rock, Inc. (formerly known as Barclays Global Investors NA and Barclays Global

Fund Advisors), according to which Black Rock, Inc. has sole voting and dispositive power with respect to all of the shares.

(3)	Includes 610,528 shares issuable upon exercise of stock options. Includes 39,331 shares of common stock held by the 2004 Edith Berger Revocable Trust, of which Harvey J. Berger, M.D. is trustee and has the right to vote and dispose of the shares; 1,714,286 shares owned by Ocean Capital Partners, LLC, an investment entity owned by Dr. Berger and his immediate family and for which Dr. Berger has the right to vote and dispose of the shares; and 58,576 shares owned by Dr. Berger’s spouse and daughters. Dr. Berger disclaims beneficial ownership of the shares held by the 2004 Edith Berger Revocable Trust.

(4)	Includes 443,000 shares issuable upon exercise of stock options.

(5)	Includes 353,000 shares issuable upon exercise of stock options.

(6)	Includes 373,000 shares issuable upon exercise of stock options.

(7)	Includes 37,500 shares issuable upon exercise of stock options.

(8)	Includes 98,333 shares issuable upon exercise of stock options and 6,696 shares held by Mr. LaMarche’s spouse.

(9)	Includes 45,000 shares issuable upon exercise of stock options.

(10)	Includes 43,986 shares issuable upon exercise of stock options.

(11)	Includes 16,667 shares issuable upon exercise of stock options.

(12)	Includes 8,334 shares issuable upon exercise of stock options.

(13)	Includes 16, 667 shares issuable upon exercise of stock options.

(14)	See notes 3 through 13 above. Also includes 147,500 shares issuable upon the exercise of stock options held by executive officers not listed in the table above.

EXECUTIVE COMPENSATION
Executive Officers
The following table sets forth certain information regarding our executive officers, including their ages as of the upcoming Annual Meeting.

Name	Age	Position
Harvey J. Berger, M.D.	61	Chairman of the Board of Directors, Chief Executive Officer and President

Timothy P. Clackson, Ph.D.	46	President of Research and Development, Chief Scientific Officer

Edward M. Fitzgerald	56	Executive Vice President, Chief Financial Officer and Treasurer

David L. Berstein, Esq.	59	Senior Vice President, Chief Intellectual Property Officer

Daniel M. Bollag, Ph.D.	50	Senior Vice President, Regulatory Affairs and Quality

Pierre F. Dodion, M.D.	56	Senior Vice President, Corporate Development

Frank G. Haluska, M.D., Ph.D.	52	Vice President, Chief Medical Officer

Raymond T. Keane, Esq.	52	Senior Vice President, General Counsel, Secretary, and Chief Compliance Officer
For biographical information on Dr. Berger, see the section in this proxy statement entitled, “Board of Directors.”
Timothy P. Clackson, Ph.D. has served as our President of Research and Development and Chief Scientific Officer since June 2010. Previously, he served as our Senior Vice President and Chief Scientific Officer from September 2003 to June 2010, as our Senior Vice President, Science and Technology from June 2002 to September 2003, as our Vice President, Gene Therapy and Genomics from June 2000 to June 2002, and in a series of additional research and research management positions since joining us in December 1994. Dr. Clackson led the inter-disciplinary research group that discovered our product candidates, ridaforolimus, ponatinib, and AP26113, and developed our ARGENT cell-signaling technology. From 1991 to 1994, Dr. Clackson was a postdoctoral research fellow in protein engineering at Genentech, Inc., a biotechnology company. Dr. Clackson received his B.A. degree in Biochemistry from the University of Oxford, and his Ph.D. degree in Biology from the University of Cambridge, for research conducted at the MRC Laboratory of Molecular Biology that included the development of antibody phage display technology.
Edward M. Fitzgerald has served as our Executive Vice President, Chief Financial Officer and Treasurer since June 2010. Previously, he served as our Senior Vice President, Chief Financial Officer and Treasurer from May 2002 to June 2010. From 1998 to April 2002, he served as Senior Vice President, Chief Financial Officer and Secretary at AltaRex Corp., a biotechnology company. From 1992 to 1997, Mr. Fitzgerald held various management positions at BankBoston Corp., a financial services and commercial banking company. From 1989 to 1992, he was a partner at Arthur Andersen & Co. in the audit and business advisory practice. Previously, from 1978 to 1988, he also was at Arthur Andersen & Co. Mr. Fitzgerald received his B.S. degree in accounting and M.B.A. degree in finance from Babson College.
David L. Berstein, Esq. has served as our Senior Vice President and Chief Intellectual Property Officer since May 2008. Mr. Berstein also served as our Senior Vice President and Chief Patent Counsel from June 2003 until June 2007 and our Vice President and Chief Patent Counsel from September 1993 to June 2000. From July 2007 until his return to ARIAD in May 2008, Mr. Berstein was Senior Vice President and Chief Patent Counsel for Tempo Pharmaceuticals, Inc., a biotechnology company. During this time period, he was a consultant to ARIAD on intellectual property matters. From 1990 through 1993, Mr. Berstein was Patent Counsel at BASF Bioresearch Corporation, a biotechnology company, where he was responsible for intellectual property matters, including patents and licensing. From 1985 to 1990, Mr. Berstein was a patent attorney at Genetics Institute, Inc., a biotechnology company, where he was involved in various aspects of the patent process from patent procurement through litigation. Mr. Berstein joined Genetics Institute from the law firm of Cooper & Dunham. Mr. Berstein received his B.S. degree from the University of Michigan and his J.D. degree from Fordham University School of Law.
Daniel M. Bollag, Ph.D. has served as our Senior Vice President, Regulatory Affairs and Quality since January 2009. He previously served as Vice President, Regulatory Affairs for Genzyme Corporation, a biotechnology company, from 2006 to 2008. From 2002 to 2006, Dr. Bollag held multiple positions at Sanofi-Aventis Pharmaceuticals, including Associate Vice President, Global Regulatory Domain Head. Dr. Bollag also served as Director, Project Planning and Management at the Bristol-Myers Squibb from 2000 to 2002. Earlier in his career, he held positions at Merck. Dr. Bollag received his B.S. degree in Science and B.A. in French at Pennsylvania State University and his Ph.D. degree in Biochemistry from Cornell University. He also completed a postdoctoral fellowship at Princeton University.
Pierre F. Dodion, M.D. has served as our Senior Vice President, Corporate Development since June 2010. Previously, he served as our Senior Vice President and Chief Medical Officer from April 2008 to June 2010 and as Senior Vice President, Oncology from June 2007 to April 2008. From 2006 to 2007, Dr. Dodion served as Executive Director, Oncology at Pfizer Inc. From 2002 to 2006, he held senior positions at Novartis in the Oncology Business Unit, most recently as Executive Director, Global Strategy and Global Marketing. From 1997 to 2002, Dr. Dodion served as Medical Director and later as Senior Medical Director at Aventis. Prior to Aventis, he held medical and scientific positions at UCB S.A. and Roche Pharmaceuticals. Previously he held positions at Institut Jules Bordet at the Free University of Brussels and the National Cancer Institute. Dr. Dodion received his M.D. from the Free University of Brussels in Belgium and his M.B.A. degree from St. Joseph University in Philadelphia, Pennsylvania.
Frank D. Haluska, M.D., Ph.D. has served as our Vice President and Chief Medical Officer since June 2010. Previously, he served as our Vice President, Clinical Affairs from May 2009 to June 2010, Vice President, Clinical Research from July 2008 to May 2009, and Senior Medical Director from October 2007 to July 2008. Prior to joining ARIAD, Dr. Haluska served as a senior faculty member in the departments of medicine and genetics at Tufts University School of Medicine from 2005 to 2007, where he also was Clinical Director and Deputy Director of the Tufts-New England Medical Center Cancer Center. From 1994 to 2005, he held positions in academia, medical research and clinical oncology at centers of excellence, including assistant professor of medicine at Harvard Medical School, and leader of the melanoma research programs at Dana-Farber Cancer Institute and Massachusetts General Hospital Cancer Center. Dr. Haluska is a Lieutenant Colonel in the Medical Corps of the United States Air Force and the Massachusetts Air National Guard. He completed a post-doctoral fellowship at the Massachusetts Institute of Technology, fellowship training in medical oncology at Dana Farber Cancer Institute and his training in internal medicine at Massachusetts General Hospital. He received his M.D. and Ph.D. from the University of Pennsylvania School of Medicine and his A.B. from Harvard University.
Raymond T. Keane, Esq. has served as our Senior Vice President, General Counsel, Secretary and Chief Compliance Officer since January 2009. Previously, he was our Vice President, General Counsel and Chief Compliance Officer. Prior to joining ARIAD in May 2008, Mr. Keane spent 20 years with Bristol-Myers Squibb Company (BMS), most recently as Senior Counsel, Worldwide Medicines and previously as lead counsel to various therapeutic divisions, including BMS Oncology/Immunology. While at BMS, he had primary legal responsibility for the commercialization and launch of seven BMS products. Before joining BMS in 1988, Mr. Keane was an associate with the law firms of Wilson, Elser, Moskowitz, Edelman & Dicker from 1987 to 1988 and Martin, Clearwater and Bell from 1984 to 1987. He received his J.D. degree from Fordham University School of Law and his B.A. degree in Economics from Fordham University.

Compensation Committee Report
The following report of the Compensation Committee should not be deemed “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Exchange Act except to the extent that ARIAD specifically incorporates it by reference into that filing.
The Compensation Committee of the Board has reviewed and discussed with members of management the Compensation Discussion and Analysis (“CD&A”) section included in this proxy statement, as required by Item 402(b) of Regulation S-K.
Based on this review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in this proxy statement.
Members of the Compensation Committee

Massimo Radaelli, Ph.D. (Chair)	Athanase Lavidas, Ph.D.	Robert M. Whelan, Jr.
Compensation Discussion and Analysis
Executive Summary
This CD&A explains ARIAD’s executive compensation program as it relates to the following “named executive officers” whose compensation information is presented in the tables following this discussion in accordance with SEC rules:

Name	Position
Harvey J. Berger, M.D.	Chairman of the Board of Directors, Chief Executive Officer and President
Timothy P. Clackson, Ph.D.	President of Research and Development, Chief Scientific Officer
Edward M. Fitzgerald	Executive Vice President, Chief Financial Officer and Treasurer
David L. Berstein, Esq.	Senior Vice President, Chief Intellectual Property Officer
Daniel M. Bollag, Ph.D.	Senior Vice President, Regulatory Affairs and Quality
The compensation of our executive officers for 2010 is based on and reflective of the performance of the Company and the individual executives. It is also consistent with our compensation objectives — to focus our officers on the achievement of key business objectives and to align their interests with those of our stockholders. After successfully executing our key product development plans and prudently managing our financial resources in 2009, we again achieved our key corporate objectives in 2010, highlighted by:
•	The negotiation and execution in May 2010 of an amended and restated license and collaboration agreement with Merck for the continued development and commercialization of our lead product candidate, ridaforolimus, in multiple cancer indications;

•	The advancement of our second product candidate, the pan BCR-ABL inhibitor ponatinib, into the pivotal Phase 2 PACE clinical trial;

•	The continued expansion of our pipeline of oncology product candidates, primarily through the advancement of our third product candidate, the ALK inhibitor AP26113; and

•	The strengthening of our balance sheet through the execution of the Merck agreement and a successful capital raising transaction, resulting in $103.6 million of cash and cash equivalents on our balance sheet at December 31, 2010.
We believe that these accomplishments are reflected in the increase of 124% in the market price of our common stock from December 31, 2009 to December 31, 2010.
Our compensation actions for our named executive officers related to 2010 performance reflect these achievements over this time period. In addition, based on our continued assessment of our compensation policies and practices, we took the following actions consistent with our overall compensation objectives:
•	We tied compensation actions more closely to performance through our performance evaluation process and the review of performance with our Compensation Committee;

•	We ensured that all components of compensation directly reflected an individual’s performance by adjusting target base salary increases, bonuses and long-term incentive awards to reflect the individual’s performance rating;

•	We incorporated the use of performance shares as a substantial component of our long-term incentive compensation for our executive officers for the first time for 2010 performance, the vesting of which is tied to the achievement of a key corporate objective, the FDA approval of our second product candidate, ponatinib; and

•	We amended and restated the employment agreements of our executive officers, bringing them more in line with current industry practices in areas such as severance and change-in-control provisions.
These and other actions are discussed in greater detail in the sections that follow. Our Compensation Committee will continue to evaluate our overall compensation structure and awards to ensure that they are reflective of the performance of our executive officers and ARIAD and consistent with our compensation objectives.
The Objectives of Our Compensation Program
The primary objectives of our compensation and benefits programs for our executive officers are to:
•	Enable us to attract, retain and motivate the best available talent to lead ARIAD by providing market-driven competitive compensation consistent with actual performance,

•	Focus our executive officers on achieving key business objectives by providing the opportunity to earn annual performance awards depending upon corporate and individual performance that place a substantial portion of total annual compensation at risk, and

•	Align the interests of our executive officers with those of our stockholders through the use of equity compensation, including performance-based awards.
More generally, we believe that our total compensation program should meet the following additional objectives:
•	Maintain flexibility to respond to the ongoing evolution of ARIAD and changes in our industry and related employment markets, and

•	Provide compensation opportunities across ARIAD that are fundamentally fair and that recognize the contributions of all our employees.
We have refined our compensation objectives and practices as we evolve towards becoming a fully integrated commercial oncology company. Since our founding, we have strived to adjust compensation practices to reflect our stage of development and evolving practices within our industry, and we intend to continue to do so. We maintain compensation programs that are competitive at all levels and particularly reward exceptional employees for their achievement of corporate and individual goals. This approach focuses the entire Company on making our product candidates available to the patients who need them.
Elements of Total Direct Compensation
We provide three basic forms of direct compensation to our executive officers: base salary, bonuses, which we refer to as annual performance awards, and long-term equity incentive awards.
Base Salary
Base salary is intended to provide all ARIAD employees with a fair and competitive base level of compensation that reflects their job function, organizational level, experience and tenure, and sustained performance over time. Executive-officer base salary levels are set using these criteria.
On an annual basis, our executives are eligible for a salary increase. The amount of this increase, if any, is based primarily on market compensation data, the performance of the senior management team in achieving key corporate objectives, and internal pay equity, as well as demonstrated levels of core job competency and effective leadership. Increases are considered within the context of our overall budgetary parameters before more specific individual and market competitive factors and overall economic factors are considered. We do not apply specific formulas for individual actions. Adjustments to base salary levels typically are made in the first quarter of each year (prorated, as appropriate, for the length of time an individual is an executive officer during the year) but become effective as of January 1 of that year.
Annual Performance Awards
Annual performance awards are intended to reward our executive officers for achievement of corporate, individual, and key leadership and management objectives on an annual basis. Annual performance awards to our Chief Executive Officer have been made in the form of shares of the Company’s common stock. Both Dr. Berger and the Compensation Committee believe that this approach better aligns his interests with those of our stockholders. Performance awards to our other executive officers are payable in cash but are deferred under our 2005 Executive Compensation Plan, as amended (the “2005 Executive Compensation Plan”). Awards vest in equal installments beginning on the first anniversary of the date of the award and are payable in cash in two installments on or after vesting, provided the officer continues to be employed with us, subject to later payment at the executive’s election. This plan design allows us to conserve cash to fund our priority research and development programs and commercialization efforts and also support the retention of our executive officers. The value of amounts deferred under this plan is increased or decreased over the vesting and payment periods based upon the actual total return of specified mutual funds.
The awards to our executive officers under the 2005 Executive Compensation Plan made in March 2011 and March 2010, for performance in 2010 and 2009, respectively, vest ratably over three years, while the awards made in March 2009 for 2008 performance vest ratably over four years. In addition, awards made in March 2011 for 2010 performance will be paid out in two installments beginning on the second anniversary of the award while payments related to the March 2010 award for 2009 performance will begin on the third anniversary of the award. We shortened the vesting period for awards from four years to three years and accelerated the commencement of payment from the third anniversary to the second anniversary of the award to provide for earlier payment of these awards in recognition that most companies in our industry sector pay such annual awards in cash and in full at the time of the grant. Annual performance awards are prorated, as appropriate, for the length of time an individual is an executive officer during the year.

Long-Term Equity Incentive Awards
Long-term equity incentive awards are also intended to reward our executive officers for achievement of corporate, individual, and key leadership and management objectives. In addition, such awards are intended to align the interests of all of our executive officers with those of our stockholders, promote progress toward achieving our long-term strategy and assist in their long-term retention. As such, long-term equity incentive awards for our executive officers are made in the form of stock options, restricted stock units and, beginning in 2010, performance shares, with vesting schedules over multiple years or, in the case of performance shares, tied to achievement of one or more key corporate objectives or metrics. Long-term equity incentive awards are made under our 2006 Long-Term Incentive Plan.
The long-term equity incentive awards to our executive officers made in March 2011 for 2010 performance were in the form of stock options, restricted stock units and performance shares, divided approximately equally in terms of value among the three. For purposes of determining the division of awards among the three, stock options were valued using the Black-Scholes option valuation model, while restricted stock units and performance shares were valued based on the market price of the underlying common stock. The stock options and restricted stock units vest ratably over three years. The performance shares will vest only if we obtain regulatory approval from the U.S. Food and Drug Administration to market our product candidate, ponatinib, prior to the end of 2016. If such approval is obtained on or before December 31, 2014, the performance shares will vest 50% on the date of approval and 50% one year thereafter. If such approval is obtained after December 31, 2014 but on or before December 31, 2016, the performance shares will vest 100% on the date of approval. Long-term equity incentive awards made in March 2010 for 2009 performance were in the form of restricted stock units as to 100% of the awards and vest ratably over three years. We included performance shares as a component of the awards to the executive officers in 2011 to provide a direct link between a portion of their incentive compensation and the achievement of a key corporate objective that will help drive long-term value for stockholders. We included stock options as a component of the awards to the executive officers in 2011, and reduced the number of restricted stock units awarded, to more closely align the interest of our executive officers with those of our stockholders in that the executive officers will only realize value from these stock options if our stock price increases over time. Restricted stock units are used to provide our executive officers with an opportunity to increase their holdings of our common stock as well as to provide some certainty regarding the value of the compensation they are receiving during periods of extreme market volatility, thereby helping us to attract, retain and motivate the best available talent to lead ARIAD.
Elements of Indirect Compensation
Benefits and Perquisites
We provide our executive officers with generally the same benefits as those provided to all other salaried employees, such as health, dental and vision insurance, life insurance, short- and long-term disability, 401(k) plan with company match, and the ability to participate in an employee stock purchase plan. In addition, we also provide executive officers with supplemental long-term disability insurance and long-term care insurance.
We offer tax return preparation services to our executive officers to assist them in complying with their tax reporting obligations. Our executive officers also receive an auto allowance in accordance with their employment agreements. These are the only perquisites we provided to our executive officers during 2010. Perquisites represent less than 2% of each named executive officer’s total compensation in the Summary Compensation Table located elsewhere in this proxy statement.
We believe that our benefits and perquisites represent competitive market practices for executives at companies within our peer group. They are offered as a means to attract and retain our executive officers.
Process for Determining Executive Compensation
As discussed in the section titled “Compensation Committee” located elsewhere in this proxy statement, the Compensation Committee is responsible for, among other duties, recommending compensation levels for our Chief Executive Officer and reviewing his performance, and reviewing and approving compensation levels recommended by our Chief Executive Officer for our other officers and reviewing the assessment of their performance conducted by our Chief Executive Officer. While our Compensation Committee has ultimate authority and responsibility for approving all executive officer compensation, our Chief Executive Officer plays an active role in such decisions except with respect to his own compensation.
At the beginning of each year, the senior management of the Company establishes annual corporate objectives, which are reviewed and discussed with the Compensation Committee and the Board and form the basis for our annual operating plan. The status of our corporate objectives, as well as our performance relative to our operating plan, are reviewed and discussed with the Board regularly during the year. Based on the annual corporate objectives and the associated operating plan, each of the executive officers prepares individual and departmental objectives, which are reviewed and approved by the Chief Executive Officer early in the year.
At the end of each year, each of the executive officers provides a detailed self-assessment of his or her performance relative to the established corporate and individual objectives, and key leadership and management measures. In addition, each executive officer is evaluated by several of his or her peers, subordinates, and in some instances, external colleagues, selected by the Chief Executive Officer. The Chief Executive Officer reviews and evaluates all of these assessments and completes an overall evaluation of performance for each officer for the year, taking into account his judgment regarding the Company’s overall progress, each officer’s contribution to achievement of corporate objectives, as well as his or her achievement of individual objectives and leadership and management measures. No specific numerical weightings or ratings are applied to individual corporate or personal objectives; rather, the performance of the executive officer is evaluated as a whole in the context of his or her peers at the same level of management within the Company. Based on this evaluation, each executive officer’s performance is rated on a scale from “unsatisfactory” to “outstanding.” The mid-point “meets requirements “reflects that an executive officer has generally met the requirements of his or her position. To obtain 100% of an executive’s target base salary increase, bonus award or long-term incentive award, the executive must exceed the requirements of the position. Each component of compensation is adjusted upwards or downwards from 0% to 175% of target based on the individual’s performance rating. We set the target level of total compensation, as well as the key elements of compensation, at the 60th percentile for our peer group, but then adjust each of the elements based on an individual’s performance and contribution to our strategic objectives. The level of performance is then used by the Chief Executive Officer to guide his recommendations regarding each of the components of executive compensation for the other executive officers. As part of this process, the Compensation Committee, with input from the Chief Executive Officer, reviews the overall performance of the Company relative to the key corporate objectives established at the beginning of the year. This assessment, along with the assessments made by the Chief Executive Officer regarding the individual officers, forms the basis for the Compensation Committee’s assessment of each executive officer. The Compensation Committee makes these determinations in executive session and then makes recommendations to the Board for approval at its next meeting.
The Compensation Committee also undertakes a comprehensive review of the Chief Executive Officer’s performance based on its evaluation of the Company’s overall performance, the Chief Executive Officer’s individual contributions to achievement of key objectives, his strategic leadership of the Company and his demonstration of the Company’s vision and corporate values. He is rated using the same metrics as the other executive officers. The Compensation Committee uses this information to determine the annual adjustment to his base salary, if any, as well as the amount of his annual performance award and long-term equity incentive award, if any. The Chief Executive Officer’s annual performance award is based on a target award of 50% of his base salary as set forth in his employment agreement; the actual award may be greater than or less than the target award based on the Compensation Committee’s assessment and rating of his performance (as described above for all executives). The Chief Executive Officer’s long-term equity incentive award is also based on its assessment and rating of his performance and a target award established each year. The Compensation Committee makes these determinations in executive session and then makes recommendations to the Board for approval at its next meeting.
Based on analysis of the market research data relating to our peer groups prepared by our Company’s compensation consultant and recommendations by our compensation consultant and our Chief Executive Officer, the Compensation Committee determines the following parameters for all officers except the Chief Executive Officer, the parameters for whom are determined separately by the Compensation Committee:
•	The target percentage increase in base salary, and

•	The target levels for long-term equity incentive awards for each level of officer.
In 2011 and 2010, the target base salary adjustment for officers was approximately 3%. The annual performance award for each officer, other than the Chief Executive Officer, is based on a target award of 30% of base salary as set forth in each executive officer’s employment agreement. The long-term equity incentive awards for all officers in 2011, based on performance in 2010, were in the form of stock options, restricted stock units and performance shares, while the awards in 2010, based on performance in 2009, were in the form of restricted stock units only. In 2011, we established a target number of stock options, restricted stock units and performance shares based on recommendations by the Company’s compensation consultant, taking into consideration the value of equity-based awards and total compensation of executives of companies in our peer group (as described below under “Data Used to Make Compensation Determinations”). The target awards for executive officers, other than the Chief Executive Officer, for 2010 and 2011 were as follows:

	2011 Targets			2010 Target
	Stock	Restricted Stock	Performance	Restricted Stock
	Options	Units	Shares	Units
Executive vice presidents	48,300	27,600	27,600	(1)
All other executive officers	31,700	18,100	18,100	72,000

(1)	This represents a new level in 2011 given the promotion of two officers of the Company to this level.
Once such parameters are determined, the Chief Executive Officer formulates recommendations for adjustments to base salary, if any, and the amount of the annual performance and long-term equity incentive awards, if any, for each officer. The level of performance of each executive officer, as determined above, directly influences his or her increase in base salary and annual performance award and long-term equity incentive award relative to target awards, and such amounts may be greater than or less than the target levels based on the assessment and rating of each officer’s performance. In order to achieve or exceed the target level of the annual performance or long-term equity incentive award, the executive officer’s performance must be rated at least “exceeds requirements.” In order to receive any award, the officer’s performance must be rated at least “meets requirements.” Executive officers, other than the Chief Executive Officer, who are rated “meets requirements” generally receive annual performance awards of 15% to 25% of base salary, compared to the target award of 30% of base salary, and long-term equity incentive awards of 50% to 85% of the target award for the level of the officer.

Executive officers, other than the Chief Executive Officer, who are rated “outstanding” may receive annual performance awards of up to approximately 50% of base salary and long-term equity incentive awards of up to 175% of the target award for 2010 performance (160% for 2009 performance), which percentages may change from year to year. The final amount of the award reflects the individual performance during the assessment period. The use of “performance multipliers” ensures that executives who demonstrate outstanding performance receive awards that are more than twice as large as those given to executives who only meet the requirements of the position. We believe that the increase in the performance multiplier for outstanding performance in 2010 acts as a stronger motivator of excellence and allows us to recognize outstanding performance with commensurate awards (i.e., increase in base salary, size of annual performance awards, and size of long-term equity incentive awards).
The Chief Executive Officer reviews and discusses such recommendations with the Compensation Committee. The Compensation Committee may propose modifications to these recommendations. Once agreement is reached, the Compensation Committee makes recommendations to the full Board of annual base salary increases and other awards for each officer. The Compensation Committee considers each executive officer’s performance on a case-by-case basis and retains discretion to grant annual performance and long-term equity incentive awards outside of the ranges or market comparables, if warranted.
The Compensation Committee uses the same process in determining the components of compensation for the Chief Executive Officer. The target base salary adjustment in 2011 was the same as for all other officers (approximately 3%). The annual performance award for the Chief Executive Officer was based on a target award of 50% of base salary. The actual award as a percentage of base salary may be greater than or less than the target award percentage. The target long-term equity incentive awards in 2011 were 125,000 stock options, 71,400 restricted stock units and 71,400 performance shares. In 2010, the target long-term equity incentive award was 217,000 restricted stock units. The long-term equity incentive award is also based on the Compensation Committee’s assessment and rating of the performance of the Chief Executive Officer. The final amount of the award reflects his performance during the assessment period. If the Chief Executive Officer is rated as “meets requirements,” he would be eligible to receive an annual performance award of 25% to 45% of base salary, compared to the target award of 50% of base salary, and a long-term equity incentive award of 50% to 85% of the target award. If the Chief Executive Officer is rated as “outstanding,” he would be eligible to receive annual performance awards of up to approximately 90% of base salary and long-term equity incentive awards of up to 175% of the target award for 2010 performance (160% for 2009 performance), which percentages may change from year to year.
Data Used to Make Compensation Determinations
In making decisions regarding the compensation of our executive officers, the Compensation Committee generally considers compensation and survey data for similarly situated executives at a comparison group of companies it considers ARIAD’s peer group. These comparison data are primarily used to gauge the reasonableness and competitiveness of executive compensation decisions.
We draw upon a pool of talent that is highly sought after by large and established pharmaceutical and biotechnology companies as well as by other development-stage life science companies, both within and outside our geographic area. We believe that the compensation practices of our industry in general and of our select peer group in particular provide useful information to help us establish compensation practices that allow us to attract, retain, and motivate a highly talented executive team. We believe we must offer a compensation package to all of our officers and our other employees that is competitive with our peer group, as well as larger pharmaceutical and biotechnology companies from whom we frequently recruit. In addition, the comparator companies should be aligned with our current stage of development and have similar short and long-term growth objectives. We set the target level of total compensation, as well as the key elements of compensation, at the 60th percentile for our peer group, but then adjust each of the elements based on an individual’s performance and contribution to our strategic objectives. At times, we need to adjust these levels to attract or retain specific individuals.
Each year, we review the levels of cash, equity, and total compensation for all comparable officers in our peer group relative to the elements of compensation paid to our officers. In considering how these data relate to our existing compensation structure, we take into account our company’s size, stage of development, performance, and geographic location as compared to these peer companies, as well as what we know about the comparable scope of responsibilities of our officers versus those of comparable executives at such peer group companies. With the assistance of our compensation consultant, Radford, we used two primary market frames of reference against which to compare our executive total compensation practices and levels and inform our decisions regarding compensation of our officers in and related to 2010, as follows:
•	Select Peer Group — Twenty-two national biotechnology companies at a similar stage of development as ARIAD with similar headcount, market capitalization and in most cases, similar therapeutic targets, and

•	Radford Biotechnology Executive Compensation Report — A national survey of executive compensation levels and practices that covers approximately sixty positions in over 500 biopharmaceutical organizations.
We do not apply a specific weighting to either data source when making compensation comparisons. Instead, we work with our outside consultant to develop competitive market guidelines using these data sources and in some cases, additional local and/or national market frames of reference.
Our peer group is reviewed each year to ensure continued relevance to ARIAD as the company grows and develops and is approved by the Compensation Committee prior to its adoption. The select peer group as of November 2010 analyzed by Radford and used to inform our decisions affecting executive compensation consisted of the following companies:

Affymax, Inc.	InterMune, Inc.
Arena Pharmaceuticals, Inc.	Isis Pharmaceuticals, Inc.
AVEO Pharmaceuticals, Inc.	Lexicon Pharmaceuticals, Inc.
BioCryst Pharmaceuticals, Inc.	MannKind Corporation
Cell Therapeutics, Inc.	Momenta Pharmaceuticals, Inc.
Dyax Corp.	Osiris Therapeutics, Inc.
Dynavax Technologies Corporation	Progenics Pharmaceuticals, Inc.
Exelixis, Inc.	Seattle Genetics, Inc.
GTx, Inc.	Targacept, Inc.
ImmunoGen, Inc.	Theravance, Inc.
Incyte Corporation	Xenoport, Inc.
This peer group consisted of public companies in the biopharmaceutical industry with product candidates generally in mid to late-stage development or a product recently approved for marketing, annual revenues generally less than $200 million (mean of $55 million), and market capitalization of at least $100 million (mean of $680 million). We believe that, as of November 2010, this list was representative of the companies with whom we generally compete for talent.

Factors Considered in the Determination of Executive Compensation for 2010
In making decisions regarding the compensation of our executive officers, the Compensation Committee considers the assessment and rating of the performance of each executive officer relative to ARIAD’s key corporate objectives and each officer’s individual goals and leadership and management measures. Our key corporate objectives applicable to our executive officers for 2010 and the key corporate accomplishments considered in the determination of executive compensation by the Compensation Committee for each objective were as follows:
Amend our collaboration with Merck & Co., Inc. to provide for the optimal development and commercialization of ridaforolimus as we continue to progress the development program, particularly the SUCCEED Phase 3 clinical trial in patients with metastatic sarcomas.
•	We negotiated, and executed in May 2010, an amended and restated collaboration and license agreement with Merck, which provides for the continued development by Merck of ridaforolimus in multiple cancer indications.

•	We substantially completed the transition of all or our responsibilities to Merck by year-end 2010.

•	We supported Merck in the completion of all activities associated with the SUCCEED clinical trial leading to the announcement of positive top-line results in January 2011.
Advance ponatinib into late-stage development in patients with chronic myeloid leukemia and Philadelphia positive acute lymphoblastic leukemia and prepare a global development plan and commercial assessment that provides for expanded investigation and prepares for commercial launch.
•	We completed patient enrollment in our Phase 1 clinical trial of ponatinib in mid-2010, developed and introduced the tablet dosage form into the Phase 1 trial and established the recommended dose of ponatinib for purposes of further clinical trials.

•	We reached agreement with the FDA and EMA on the design of our pivotal Phase 2 PACE clinical trial and initiated patient enrollment in this trial on schedule in the third quarter of 2010.

•	We initiated and are conducting the non-clinical studies that will be required for filing for regulatory approval of ponatinib based on positive results of the PACE trial.

•	We prepared an integrated global development plan that addresses ponatinib’s potential, based on results of pre-clinical studies, to treat patients with other hematological cancers, as well as solid tumors.

•	We completed a commercial assessment of ponatinib, laying the initial plans for commercial launch in the U.S. and non-U.S. territories.
Expand our pipeline of oncology product candidates through the advancement of our ALK inhibitor, AP26113, and through additional discovery research activities.
•	We have initiated and are conducting activities necessary to support, and on a timeline to submit by mid-2011, an investigational new drug application for AP26113.

•	We continue our active discovery research programs, from which ridaforolimus, ponatinib and AP26113 originated, in the area of small-molecule drugs that regulate cell-signaling in cancer.
Strengthen our balance sheet and build sustained shareholder value by managing ARIAD’s financial resources consistent with achievement of operating plans and provide additional funding through business development, capital, or other initiatives.
•	The execution of the amended and revised collaboration agreement with Merck in May 2010 resulted in an up-front payment of $50 million, the triggering of $111 million in deferred revenue and the acceptance by Merck of 100% of the cost of the ridaforolimus program as of January 1, 2010, while retaining substantial future revenue potential in the form of up to $514 million in milestone payments and significant tiered double-digit royalties on worldwide net sales of ridaforolimus.
•	In October 2010, we raised $57.5 million in an underwritten public offering of our common stock and ended 2010 with $103.6 million in cash and cash equivalents on our balance sheet.

•	With successful results in our product discovery and development programs and the strengthening of our balance sheet, we realized an increase of 124% in the market price of our common stock during 2010.
Decisions regarding our Chief Executive Officer’s compensation, including annual performance awards, are based predominantly on ARIAD’s level of achievement of these key corporate objectives, as well as the following measures:
•	Building long-term shareholder value,

•	Building and retaining ARIAD’s senior management team,

•	Exemplifying ARIAD’s corporate values, mission and vision,

•	Developing and executing on a long-term strategy for ARIAD, and

•	Providing long-term leadership of ARIAD.
In 2010, Dr. Clackson and Mr. Fitzgerald were promoted to Executive Vice Presidents. Dr. Clackson became President of Research and Development and Chief Scientific Officer, and Mr. Fitzgerald became Executive Vice President, Chief Financial Officer. As a consequence of these promotions, they have taken on greater responsibilities for the management of our business and the achievement of our key corporate objectives as outlined above. Decisions regarding their compensation are, therefore, based largely on the achievement of these key corporate objectives, the other measures associated with the Chief Executive Officer listed above, and their ability to effectively lead the Company in the execution of its annual operating plan.
Decisions regarding compensation for each of our other executive officers are based on each individual’s contributions to the achievement of the key corporate objectives listed above as well as the level of achievement of individual objectives developed at the beginning of the year in support of these key corporate objectives.
For Mr. Berstein, our Senior Vice President and Chief Intellectual Property Officer, those key individual objectives in 2010 consisted of:
•	Provide strategic analysis, filing and prosecution of patents and trademarks to continue building the international patent and trademark portfolio protecting ridaforolimus and supporting its commercialization in key countries.

•	Provide intellectual property support for ARIAD’s expanding product pipeline and file and prosecute patents to enhance the patent portfolios protecting ponatinib and AP26113.

•	Provide intellectual property analysis, guidance and support for business development, trademark, and other corporate initiatives.
For Dr. Bollag, our Senior Vice President of Regulatory Affairs and Quality, those key individual objectives in 2010 consisted of:
•	Provide support to Merck in the preparation of regulatory filings for ridaforolimus and ensure coordinated transition of quality activities to Merck.

•	Obtain FDA and EMA advice related to the design of a pivotal clinical trial of ponatinib in patients with chronic myeloid leukemia and Philadelphia positive acute lymphoblastic leukemia and related to required manufacturing activities for ponatinib.
•	Ensure high quality, timely, global regulatory submissions to support initiation of a pivotal clinical trial of ponatinib and maintain compliance for all regulatory submissions.

•	Support manufacturing related activities for ponatinib and for AP26113 to ensure achievement of key corporate objectives.
In addition to an evaluation of the level of achievement of these objectives, each executive officer is evaluated as to key leadership and management measures, including each individual’s:
•	Contribution to the management team and development and application of leadership skills reflective and supportive of ARIAD’s corporate values, vision and mission,

•	Ability to attract, hire, manage, retain, and motivate talent in support of the achievement of our objectives,

•	Management of his or her functions and responsibilities within established financial budgets and forecasts, and

•	Management of regulatory compliance requirements related to his or her responsibilities.
There are no thresholds or maximum levels of achievement applicable to these individual objectives or the corporate objectives. In addition, no specific weight is given to any of these factors in determining annual performance or long-term equity incentive awards for any of our executive officers.
Compensation Actions
The following sections discuss the actions taken by our Compensation Committee and Board in 2010 and 2011 related to compensation for our executive officers, as reflected in the Summary Compensation Table found elsewhere in this proxy statement. In determining base salaries for 2010 and 2011 and annual performance and long-term equity incentive awards granted in 2010 and 2011, the Compensation Committee considered the factors and criteria described under the headings “Elements of Total Direct Compensation” and “Process for Determining Executive Compensation” above, as well as the factors discussed in the sections that follow, relating to each executive officer.
Compensation of Our Chief Executive Officer
In April 2010, the Compensation Committee approved a merit increase of approximately 4% to Dr. Berger’s 2009 base salary (to $632,000 in 2010), effective as of January 1, 2010. In March 2011, the Compensation Committee approved a merit increase of approximately 5% to Dr. Berger’s 2010 base salary (to $665,200 in 2011), effective as of January 1, 2011.
In determining each component of compensation, the Compensation Committee rated Dr. Berger’s performance in 2009 as exceeding requirements and in 2010 as outstanding. In making this determination, the Compensation Committee considered Dr. Berger’s leadership and management of the Company and the management team and his contributions to the achievement of our key corporate objectives for each year.
Based on its evaluation of Dr. Berger’s 2009 performance, in March 2010, the Compensation Committee recommended, and the Board approved, an annual performance award to Dr. Berger of 148,000 shares of common stock and a long-term equity incentive award of 293,000 restricted stock units. The 148,000 shares of common stock had a value of approximately $410,000 on the date of determination by the Compensation Committee, which corresponds to approximately 68% of Dr. Berger’s base salary for 2009 or 135% of his target award. The corresponding grant date fair value was approximately $485,000. The shares of common stock are not subject to a right of repurchase by ARIAD. The long-term equity incentive award of 293,000 restricted stock units equated to approximately 135% of the target award for Dr. Berger for 2009, and had a grant date fair value of $961,040. The levels of these awards were within the range of awards related to his level of performance, as set forth in “Process for Determining Executive Compensation” above and reflected Dr. Berger’s leadership in the achievement of the Company’s key corporate objectives for 2009.
Based on its evaluation of Dr. Berger’s 2010 performance, in March 2011, the Compensation Committee recommended, and the Board approved, an annual performance award to Dr. Berger of 70,750 shares of common stock and a long-term equity incentive award of 125,000 performance shares, 125,000 restricted stock units and 220,000 stock options. The 70,750 shares of common stock had a value of approximately $553,000 on the date of determination by the Compensation Committee, which corresponds to approximately 88% of Dr. Berger’s base salary for 2010 or 175% of his target award. The shares of common stock are subject to a right of repurchase by ARIAD until February 15, 2012. The long-term equity incentive award of 125,000 performance shares, 125,000 restricted stock units and 220,000 stock options equated to approximately 175% of the target award for Dr. Berger for 2010, and had a grant date fair value of approximately $3.2 million. The levels of these awards were within the range of awards related to his level of performance, as set forth in “Process for Determining Executive Compensation” above and reflected Dr. Berger’s leadership in the achievement of the Company’s key corporate objectives for 2010, as described under the heading “Factors Considered in the Determination of Executive Compensation for 2010” above.
Compensation of the Other Named Executive Officers
Dr. Clackson. In May 2010, the Compensation Committee approved a merit increase of approximately 5% to Dr. Clackson’s 2009 base salary (to $367,000 in 2010), effective as of January 1, 2010. In June 2010, Dr. Clackson was promoted to President of Research and Development and Chief Scientific Officer. In connection with this promotion and based on an analysis prepared by our compensation consultant, the Compensation Committee approved an increase in Dr. Clackson’s base salary of approximately 5% to $392,000, reflecting his increased responsibilities in this position. In March 2011, the Compensation Committee approved a merit increase of approximately 6.6% to Dr. Clackson’s 2010 base salary (to $418,000 in 2011), effective as of January 1, 2011.
Also in connection with Dr. Clackson’s promotion to President of Research and Development, the Compensation Committee approved an award of 40,000 stock options to Dr. Clackson. These stock options have an exercise price of $3.25 per share, vest ratably over four years and will expire in ten years if not previously exercised.
The Compensation Committee determined that Dr. Clackson’s performance in 2009 and 2010 exceeded requirements, based upon his contributions to our key corporate objectives, the level of achievement of his individual objectives and his leadership and management qualities. In particular, Dr. Clackson has responsibility for leading multiple functions within the Company, including discovery research, preclinical development, clinical development, manufacturing and program and alliance management. He has led the discovery of our product candidates which are in various stages of development. He also has led the significant development efforts related to ridaforolimus, ponatinib and AP26113, including the transition of development responsibilities for ridaforolimus to Merck and the progress of ponatinib into a pivotal clinical trial.
Based on the assessment of his 2009 performance, in March 2010, the Compensation Committee approved an annual performance award of $168,000 and a long-term equity incentive award of 115,000 restricted stock units for Dr. Clackson’s performance in 2009. Dr. Clackson’s annual performance award was 48% of his base salary in 2009, which was 160% of his target award. The long-term equity incentive award of 115,000 restricted stock units equated to approximately 160% of the target award for Dr. Clackson for 2009 and had a grant date fair value of $377,200. The levels of these awards were within the range of awards related to his level of performance, as set forth in the earlier section “Process for Determining Executive Compensation” and reflected the expanded scope of his responsibilities for our research, development and manufacturing activities.
Based on the assessment of his 2010 performance, in March 2011, the Compensation Committee approved an annual performance award of $165,000 and a long-term equity incentive award of 39,000 performance shares, 39,000 restricted stock units and 68,000 stock options for Dr. Clackson’s performance in 2010. Dr. Clackson’s annual performance award was 42% of his base salary in 2010, which was 140% of his target award. The long-term equity incentive award of 39,000 performance shares, 39,000 restricted stock units and 68,000 stock options equated to approximately 140% of the target award for Dr. Clackson for 2010 and had a grant date fair value of approximately $1.0 million. The levels of these awards were within the range of awards related to his level of performance, as set forth in the earlier section “Process for Determining Executive Compensation” and reflected the increased scope of his responsibilities as President of Research and Development.
Mr. Fitzgerald. In May 2010, the Compensation Committee approved a merit increase of approximately 4% to Mr. Fitzgerald’s 2009 base salary (to $362,000 in 2010), effective as of January 1, 2010. In June 2010, Mr. Fitzgerald was promoted to Executive Vice President. In connection with this promotion and based on an analysis prepared by our compensation consultant, the Compensation Committee approved an increase in Mr. Fitzgerald’s base salary of approximately 5% to $380,000, reflecting his increased responsibilities in this position. In March 2011, the Compensation Committee approved a merit increase of approximately 4.7% to Mr. Fitzgerald’s 2010 base salary (to $398,000 in 2011), effective as of January 1, 2011.
Also in connection with Mr. Fitzgerald’s promotion to Executive Vice President, the Compensation Committee approved an award of 40,000 stock options to Mr. Fitzgerald. These stock options have an exercise price of $3.25 per share, vest ratably over four years and will expire in ten years if not previously exercised.
The Compensation Committee determined that Mr. Fitzgerald’s performance in 2009 and 2010 exceeded requirements, based upon his contributions to our key corporate objectives, the level of achievement of his individual objectives and his leadership and management qualities. In particular, Mr. Fitzgerald substantially contributed to the restructuring of our collaboration with Merck for the development and commercialization of ridaforolimus, resulting in a significant strengthening of our balance sheet, led the planning and implementation of key systems necessary to support the needs of our business, managed significant initiatives that provided additional funding for our programs, including two equity offerings in 2009 and one in 2010, and effectively managed our spending in support of our key corporate objectives.
Based on the assessment of his 2009 performance, in March 2010, the Compensation Committee approved an annual performance award of $143,000 and a long-term equity incentive award of 97,000 restricted stock units to Mr. Fitzgerald. Mr. Fitzgerald’s annual performance award was approximately 41% of his base salary in 2009, which was approximately 135% of his target award. The long-term equity incentive award of 97,000 restricted stock units equated to approximately 135% of the target award for Mr. Fitzgerald for 2009 and had a grant date fair value of $318,160. The levels of these awards were within the range of awards related to his level of performance, as set forth in the earlier section “Process for Determining Executive Compensation” and again reflected the broad scope of his responsibilities in the management of the Company’s business.
Based on the assessment of his 2010 performance, in March 2011, the Compensation Committee approved an annual performance award of $160,000 and a long-term equity incentive award of 39,000 performance shares, 39,000 restricted stock units and 68,000 stock options to Mr. Fitzgerald. Mr. Fitzgerald’s annual performance award was approximately 42% of his base salary in 2010, which was approximately 140% of his target award. The long-term equity incentive award of 39,000 performance shares, 39,000 restricted stock units and 68,000 stock options equated to approximately 140% of the target award for Mr. Fitzgerald for 2010 and had a grant date fair value of approximately $1.0 million. The levels of these awards were within the range of awards related to his level of performance, as set forth in the earlier section “Process for Determining Executive Compensation” and reflected the increased scope of his responsibilities as an Executive Vice President in the management of the Company’s business.
Mr. Berstein. In May 2010, the Compensation Committee approved a merit increase of approximately 3% to Mr. Berstein’s 2009 base salary (to $353,000 in 2010), effective as of January 1, 2010. In March 2011, the Compensation Committee approved a merit increase of approximately 3% to Mr. Berstein’s 2010 base salary (to $364,000 in 2011), effective as of January 1, 2011.
The Compensation Committee determined that Mr. Berstein’s performance in 2009 and 2010 exceeded requirements, based upon his contributions to our key corporate objectives, the level of achievement of his individual objectives and his leadership and management qualities. In particular, Mr. Berstein strengthened the intellectual property position of the Company and enhanced the value of our product candidates through the filing and prosecution of patents and trademarks and contributed to the research of potential new drug candidates through his involvement with our discovery research efforts. In addition, he contributed to our business development initiatives through the evaluation and assessment of our intellectual property position related to our products and technologies.
Based on the assessment of his 2009 performance, in March 2010, the Compensation Committee approved an annual performance award of $113,000 and a long-term equity incentive award of 79,000 restricted stock units to Mr. Berstein. Mr. Berstein’s annual performance award was 33% of his base salary in 2009 or 110% of his target award. The long-term equity incentive award of 79,000 restricted stock units equated to approximately 110% of the target award for Mr. Berstein for 2009 and had a grant date fair value of $259,120. The levels of these awards were within the range of awards related to his level of performance, as set forth in the earlier section “Process for Determining Executive Compensation.”
Based on the assessment of his 2010 performance, in March 2011, the Compensation Committee approved an annual performance award of $106,000 and a long-term equity incentive award of 18,000 performance shares, 18,000 restricted stock units and 32,000 stock options to Mr. Berstein. Mr. Berstein’s annual performance award was 30% of his base salary in 2010 or 100% of his target award. The long-term equity incentive award of 18,000 performance shares, 18,000 restricted stock units and 32,000 stock options equated to approximately 100% of the target award for Mr. Berstein for 2010 and had a grant date fair value of approximately $466,000. The levels of these awards were within the range of awards related to his level of performance, as set forth in the earlier section “Process for Determining Executive Compensation.”
Dr. Bollag. In May 2010, the Compensation Committee approved a merit increase of approximately 4% to Dr. Bollag’s 2009 base salary (to $338,000 in 2010), effective as of January 1, 2010. In March 2011, the Compensation Committee approved a merit increase of approximately 3% to Dr. Bollag’s 2010 base salary (to $348,000 in 2011), effective as of January 1, 2011.
Dr. Bollag’s performance in 2009 and 2010 exceeded requirements, based upon his contributions to our key corporate objectives, the level of achievement of his individual objectives and his leadership and management qualities. In particular, Dr. Bollag has led the execution of our regulatory and quality affairs portion of the global development plan for ridaforolimus, including the establishment of the regulatory submissions team and the development of the plan and implementation of the multiple initiatives necessary to file for regulatory approval of our lead product candidate. He has fully supported Merck in the preparation of regulatory filings for ridaforolimus and led an effective transition of responsibilities to Merck for ridaforolimus. He has led our efforts with the FDA and the EMA to ensure we have properly designed our pivotal trial for ponatinib leading to the initiation of that clinical trial in the third quarter of

2010.
Based on the assessment of his 2009 performance, in March 2010, the Compensation Committee approved an annual performance award of $133,000 and a long-term equity incentive award of 97,000 restricted stock units to Dr. Bollag. Dr. Bollag’s annual performance award was approximately 41% of his base salary in 2009, which was 135% of his target award. The long-term equity incentive award of 97,000 restricted stock units equated to approximately 135% of the target award for Dr. Bollag for 2009 and had a grant date fair value of $318,160. The levels of these awards were within the range of awards related to his level of performance, as set forth in the earlier section “Process for Determining Executive Compensation” and reflected his management of key regulatory activities and initiatives for our product candidates.
Based on the assessment of his 2010 performance, in March 2011, the Compensation Committee approved an annual performance award of $101,000 and a long-term equity incentive award of 18,000 performance shares, 18,000 restricted stock units and 32,000 stock options to Dr. Bollag. Dr. Bollag’s annual performance award was approximately 30% of his base salary in 2010, which was 100% of his target award. The long-term equity incentive award of 18,000 performance shares, 18,000 restricted stock units and 32,000 stock options equated to approximately 100% of the target award for Dr. Bollag for 2010 and had a grant date fair value of approximately $466,000. The levels of these awards were within the range of awards related to his level of performance, as set forth in the earlier section “Process for Determining Executive Compensation” and continue to reflect his management of key regulatory activities and initiatives for our product candidates.
Tax Deductibility of Compensation
Section 162(m) of the Internal Revenue Code limits the deduction a public company is permitted for compensation paid to the chief executive officer and to the three most highly compensated executive officers (other than the chief executive officer or chief financial officer). Generally, amounts paid in excess of $1,000,000 to a covered executive cannot be deducted, unless the compensation is paid pursuant to a plan, which is performance related, non-discretionary and has been approved by shareholders. In its deliberations the Compensation Committee considers ways to maximize deductibility of executive compensation, but nonetheless retains the discretion to compensate executive officers at levels the Compensation Committee considers commensurate with their responsibilities and achievements. In Proposal 2, we are asking you to re-approve the 2006 Long-Term Incentive Plan for purposes of continued compliance with Section 162(m) of the Code, including the preapproval of the performance objectives therein, in order for the Company to continue to have the flexibility to grant awards other than stock options and stock appreciation rights in compliance with Section 162(m) of the Code.
Mix of Direct Compensation Components
As our executive officers have increasing responsibility for and impact on our results, we place greater emphasis on variable, performance-based compensation and longer term compensation vehicles in the form of equity awards and deferred performance awards.
We do not have specific policies nor do we use formulas to determine a mix of total compensation. We intend for total compensation to vary based on our progress towards achievement of corporate, departmental and team objectives, as well as individual performance goals. For fiscal 2010, performance awards and long-term equity incentive awards represent over 70% of the total direct compensation (excluding benefits) on average for our named executive officers.
Total Direct Compensation Summary
We believe the total direct compensation paid to our executive officers supports our compensation philosophy and objectives, is positioned at appropriate levels relative to our stage of development and our peer companies, and provides our named executive officers with a competitive total compensation opportunity.
Employment Agreements
We have entered into employment agreements with our named executive officers. These employment agreements provide for base salary, performance and long-term equity incentive awards, health, disability, life and other insurance coverage, and other benefits over specified terms of employment. Each of these agreements provides for certain payments and other benefits if the executive’s employment terminates under certain circumstances other than for “cause,” including in connection with a “change in control.” See the subsection “Narrative to Summary Compensation Table and Grants of Plan-Base Awards Table” for a description of the agreement terms impacting current compensation and “Potential Payments upon Termination or Change in Control” for a description of applicable severance and change in control benefits. Our Compensation Committee periodically reviews the principal terms of our employment agreements with our named executive officers in light of our needs and evolving market conditions.
The employment agreements for our named executive officers were amended and restated in 2010. These agreements contain changes to certain material terms of their prior agreements to take into account current practices for executive officers of companies in our industry, including:
Severance benefits — Under the restated agreements, upon termination without cause or for good reason (each as defined in the agreement), the executives will receive continuation of their then-current base salaries for twelve months from the date of termination. Under their prior agreements, the executives would have received continuation of their then-current base salaries for the remainder of the term of their prior agreements.
Change in Control benefits — The executives’ restated agreements contain a double trigger for change in control benefits, whereas the prior agreements contained a single trigger. If, within one year following a change in control (as defined in the agreement), the executives are terminated without cause or resign for good reason (each as defined in the agreement), then the executives will receive continuation of their then-current base salaries for twenty-four months from the date of termination, full acceleration of their equity awards and continuation of their health benefits for up to eighteen months. Under their prior agreements, the executives would have received the continuation of their then-current base salaries for the lesser of six months or the remainder of the term of their prior agreements, together with acceleration of their equity awards, if the executives had resigned voluntarily within 90 days following the change in control.
New Definitions of “Cause” and “Good Reason” — In the restated agreements, the definition of “cause” was updated. In addition, a new defined term for “good reason” was added to permit the executives to receive severance and change in control benefits upon termination in the event the executive is relocated by more than 25 miles, the Company materially breaches the executive’s employment agreement or the executive’s responsibilities are materially diminished, in each case subject to a cure period by the Company.
Tax Benefits — The restated agreements for the named executive officers other than Dr. Berger contain modified economic cutback provisions relating to taxes, such that payments or benefits to be received by the executive in connection with a change in control or termination of the executive that would constitute “excess parachute payments” under Section 280G of the Code will be reduced to the extent necessary so that no portion is subject to excise taxes imposed by Section 4999 of the Code. Dr. Berger’s restated agreement provides for a tax gross-up in connection with a change in control as further described in the “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table” subsection below. In addition, provisions of the agreements were clarified to maximize compliance with or, where appropriate, exemption from Section 409A of the Code.

Our Compensation Committee believes that change-in-control and severance arrangements are important parts of the overall compensation program for our named executive officers. Change-in-control provisions help to secure the continued employment and dedication of our executive officers, to reduce any concern that they might have regarding their own continued employment prior to or following a change in control, and to promote a continuity of management during a corporate transaction. Severance arrangements are used primarily to attract, retain and motivate individuals with the requisite experience and ability to drive our success. Severance arrangements also serve, in part, as consideration to secure commitments from our executive officers not to compete with us after termination of their employment.
Compensation Committee Policy Regarding Change in Control Severance Payments
Effective April 2010, our Compensation Committee adopted a policy that restricts our company from entering into any future agreement that provides an executive officer with a severance payment following a change in control of our company, except in the case of a double trigger termination event. In addition, the policy also restricts our company from entering into any future agreement that provides an executive officer with the right to receive excise tax gross-ups following a change in control, except in unusual circumstances where the Compensation Committee believes that accommodations have to be made to recruit a new executive officer to our company. In those circumstances, the excise tax gross-up will be limited to a double trigger termination event and such provision will terminate no later than three years from the date of the agreement.

Summary Compensation Table
The following table sets forth the compensation paid to or accrued on behalf of our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers, whom we refer to collectively as our named executive officers, during the fiscal years ended December 31, 2008, 2009 and 2010.

Name and					Stock	Option	All Other
Principal Position	Year	Salary	Bonus(1)		Awards(2)	Awards(2)	Compensation(3)	Total

Harvey J. Berger, M.D.	2010	$631,152	$—		$1,446,840	$—	$53,101	$2,131,093
Chairman, Chief Executive	2009	607,500	—		513,500	—	80,590	1,201,590
Officer, and President	2008	607,500			658,345		296,811	1,562,656

Timothy P. Clackson, Ph.D.	2010	378,142	165,000		377,200	97,272	27,821	1,045,435
President of Research	2009	350,000	168,000		120,120	44,613	30,559	713,291
and Development, Chief	2008	350,000	158,000		183,560	—	35,161	726,721
Scientific Officer

Edward M. Fitzgerald	2010	369,961	160,000		318,160	97,272	25,073	970,466
Executive Vice President, Chief	2009	348,000	143,000		102,960	—	32,191	626,152
Financial Officer and Treasurer	2008	348,000	131,000		183,560	—	64,091	726,651

David L. Berstein, Esq.	2010	352,619	106,000		259,120	—	26,695	744,434
Senior Vice President,	2009	342,000	113,000		62,040	—	44,531	561,571
Chief Intellectual Property Officer

Daniel M. Bollag, Ph.D.	2010	337,550	101,000		318,160	—	23,167	779,877
Senior Vice President,	2009	312,500	283,000	(4)	85,000	67,290	24,543	772,333
Regulatory Affairs and Quality

(1)	Unless otherwise indicated, the amounts included under “Bonus” reflect deferred performance awards under our 2005 Executive Compensation Plan granted in April 2011 in respect of performance for the year ended December 31, 2010; in March 2010 in respect of performance for the year ended December 31, 2009; and in March 2009 in respect of performance for the year ended December 31, 2008. The awards for 2010 and 2009 performance vest 33⅓% on each anniversary of the award date, subject to the executive remaining employed on such date, and will be payable in installments on the second and third anniversary of the grant for the 2010 award and the third and fourth anniversary of the grant date for the 2009 award, subject to later payments at the executive’s election. The awards for 2008 performance vest 25% on each anniversary of the award date, subject to the executive remaining employed on such date, and will be payable in installments on the fourth and fifth anniversary of the grant date, subject to later payment at the executive’s election. See “Non-qualified Deferred Compensation in 2010” located elsewhere in this proxy statement for more details.

(2)	The amounts included under “Stock Awards” and “Option Awards” represent the aggregate grant date fair value for stock awards and option awards granted during fiscal years 2010, 2009, and 2008, respectively, computed in accordance with FASB ASC Topic 718. The assumptions used in the calculation of the grant date fair value of the stock awards and option awards are set forth in the note to our audited consolidated financial statements titled “Stock-Based Compensation” included in our Annual Report on Form 10-K for the respective fiscal year.

(3)	Amounts included under “All Other Compensation” for 2010 consist of: (i) matching contributions to our defined contribution retirement savings plan ($7,350 for each of Dr. Berger, Dr. Clackson, Mr. Fitzgerald, and Mr. Berstein, and $6,362 for Dr. Bollag); and (ii) other compensation ($53,101 for Dr. Berger, $27,821 for Dr. Clackson, $25,073 for Mr. Fitzgerald, $26,695 for Mr. Berstein, and $23,167 for Dr. Bollag,) consisting of the cost of supplemental long-term disability and long-term care insurances, an annual auto allowance, and tax preparation services for Dr. Berger, Dr. Clackson, Mr. Berstein, and Dr. Bollag.

(4)	This consists of a $150,000 cash payment in 2009 made as an inducement to join ARIAD, as well as a deferred performance award for performance during 2009.
Grants of Plan-Based Awards in 2010
The following table shows information regarding grants of equity awards that were made during the year ended December 31, 2010 to each of the named executive officers. All awards were made under our 2006 Long-Term Incentive Plan. There were no grants of non-equity incentive plan awards to the named executive officers during 2010.

		All Other Stock		All Other Option
		Awards:		Awards: Number of		Grant Date Fair
		Number of		Securities	Exercise or Base	Value of Stock and
		Shares of Stock		Underlying Options	Price of Option	Option Awards
	Grant Date	or Units (#)		(#)	Awards ($/sh)	(1)

Harvey J. Berger, M.D.	03/22/10	293,000	(2)	—	—	$961,040
	03/22/10	148,000	(3)	—	—	485,440
Timothy P. Clackson, Ph.D.	03/22/10	115,000	(2)	—	—	377,200
	06/24/10	—		40,000 (4)	3.25	97,272
Edward M. Fitzgerald	03/22/10	97,000	(2)	—	—	318,160
	06/24/10	—		40,000 (4)	3.25	97,272
David L. Berstein, Esq.	03/22/10	79,000	(2)	—	—	259,120
Daniel M. Bollag, Ph.D.	03/22/10	97,000	(2)	—	—	318,160

(1)	The grant date fair values of the awards have been determined in accordance with FASB ASC Topic 718. The assumptions used in the calculation of the grant date fair values of these awards are set forth in Note 11 to our audited financial statements for the year ended December 31, 2010 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2011.

(2)	These awards are in the form of restricted stock units that vest as to 33⅓% of the awards on each of March 22, 2011, 2012 and 2013, at which times the underlying shares of common stock will be delivered to the recipient, so long as the recipient is still an employee of ARIAD. No consideration was paid by the recipients for these awards.

(3)	This award is in the form of common stock and was not subject to any restriction or right by ARIAD to repurchase such shares. No consideration was paid by Dr. Berger for this award. These shares were earned by Dr. Berger based on his performance in 2009.

(4)	These stock options were awarded on June 24, 2010 and will expire if not exercised on June 24, 2020. These options vest as to 25% of the award on each of June 24, 2011, 2012, 2013 and 2014.

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment agreements with our named executive officers provide for base salary, annual bonus opportunities, participation in our benefit plans, the opportunity to receive equity awards, and post-termination benefits and obligations.
Dr. Berger’s employment agreement, as currently in effect, has a term that expires on December 31, 2013, subject thereafter to automatic renewal for successive three-year terms absent notice to the contrary by either party, and following a change in control (as defined in the agreement), until the later of the expiration of the then current term or the second anniversary of the date on which the change in control occurs. The employment agreements with our other named executive officers provide for initial terms expiring on the dates indicated below, subject thereafter to automatic renewal for successive one-year terms absent notice to the contrary by either party.

Expiration of Initial Term of
Employment Agreement

Timothy P. Clackson, Ph.D.	June 30, 2013
Edward M. Fitzgerald	June 30, 2013
David L. Berstein, Esq.	December 31, 2012
Daniel M. Bollag, Ph.D.	December 31, 2012
Each employment agreement specifies a minimum level of base salary for the executive, but gives our Compensation Committee authority to increase the executive’s base salary from time to time.
Dr. Berger’s employment agreement, as currently in effect, provides that we shall pay him a discretionary target cash bonus of fifty percent of his then current salary, with the actual amount determined by our Board. For 2008, 2009, and 2010, the Board awarded shares of our common stock to Dr. Berger instead of cash bonuses or deferred compensation awards. The employment agreements for the other named executive officers provide for discretionary bonuses of up to thirty percent of their then current salaries, payable in the form of stock options, stock awards, restricted stock units, deferred compensation or cash, as determined by our Board. Payment of all bonuses awarded to such officers for 2008, 2009, and 2010 have been in cash and deferred under the terms of our 2005 Executive Compensation Plan.
The employment agreements also provide that each executive is entitled to, among other things, participation in any incentive, stock award or bonus plan, pension, group insurance, and fringe benefits on the same basis as executives at a comparable level; group health, disability and life insurance; paid vacation; an auto allowance of $750 per month; standard tax preparation and planning services; reimbursement of business expenses; indemnification and directors’ and officers’ insurance coverage; and for executives who had received credit under our sabbatical policy prior to its termination in 2008, a lump sum payment upon termination of employment in good standing equal to three months of their base salary for each sabbatical that was fully earned under the policy. In addition, Dr. Berger’s employment agreement provides him with medical malpractice insurance with coverage reasonably satisfactory to Dr. Berger and legal costs to enforce the employment agreement on an as-incurred basis subject to repayment if we prevail.
The employment agreements with our named executive officers also provide for severance payments upon termination of employment by us without cause, termination by the executive for material breach of the agreement by us, non-renewal (for Dr. Berger only) or termination in connection with a change in control. Dr. Berger’s agreement also provides for a tax gross-up in the event that any amounts payable by us or our successor are subject to excise taxes under Sections 280G and 4999 of the Internal Revenue Code. See “Potential Payments upon Termination or Change in Control” for a description of these provisions in the employment agreements.

Outstanding Equity Awards at December 31, 2010
The following table lists the outstanding equity awards at December 31, 2010 for each of the named executive officers:

	Option Awards						Stock Awards
	Number of		Number of
	Securities		Securities				Number of		Market Value
	Underlying		Underlying				Shares or Units		of Shares or
	Unexercised		Unexercised		Option	Option	of Stock That		Units of Stock
	Options (#)		Options (#)		Exercise	Expiration	Have Not		That Have Not
Name	Exercisable(1)		Unexercisable(1)		Price ($)	Date	Vested (#)		Vested ($)(2)

Harvey J. Berger, M.D.	20,837		—		4.80	07/26/11
	24,691		—		4.05	06/13/12
	150,000		—		5.23	09/09/14
	150,000		—		7.56	10/04/15
	180,000		60,000	(4)	4.64	03/06/17
	25,000	(3)	—		4.49	04/16/17
							104,000	(5)	530,400
							160,000	(6)	816,000
							293,000	(8)	1,494,300

Timothy P. Clackson, Ph.D.	60,000		—		5.65	06/07/11
	25,000		—		4.05	06/13/12
	50,000		—		4.19	06/18/12
	33,000		—		3.90	08/15/13
	7,500		—		6.39	09/23/13
	20,000		—		7.44	06/23/14
	55,000		—		5.23	09/09/14
	57,500		—		7.56	10/04/15
	75,000		25,000	(7)	4.49	04/16/17
	25,000	(3)	—		2.62	12/18/19
	—		40,000	(9)	3.25	6/24/20
							52,000	(5)	265,000
							91,000	(6)	464,100
							115,000	(8)	586,500

Edward M. Fitzgerald	100,000		—		4.63	05/06/12
	33,000		—		3.90	08/15/13
	50,000		—		5.23	09/09/14
	60,000		—		7.56	10/04/15
	75,000		25,000	(7)	4.49	04/16/17
	—		40,000	(9)	3.25	06/24/20
							52,000	(5)	265,200
							78,000	(6)	397,800
							97,000	(8)	494,700

David L. Berstein, Esq.	60,000		—		5.65	06/07/11

	Option Awards						Stock Awards
	Number of		Number of
	Securities		Securities				Number of		Market Value
	Underlying		Underlying				Shares or Units		of Shares or
	Unexercised		Unexercised		Option	Option	of Stock That		Units of Stock
	Options (#)		Options (#)		Exercise	Expiration	Have Not		That Have Not
Name	Exercisable(1)		Unexercisable(1)		Price ($)	Date	Vested (#)		Vested ($)(2)

	50,000		—		4.19	06/18/12
	33,000		—		3.90	08/15/13
	20,000	(3)	—		7.44	06/23/14
	50,000		—		5.23	09/09/14
	60,000		—		7.56	10/04/15
	75,000		25,000	(7)	4.49	04/16/17
							22,000	(5)	112,200
							47,000	(6)	239,700
							79,000	(8)	402,900

Daniel M. Bollag, Ph.D.	18,750		56,250	(10)	1.30	03/10/19	50,000	(5)	255,000
							97,000	(8)	494,700

(1)	Options have ten-year terms. Unless otherwise indicated, the options reported in this table vest 25% per year over the four-year period following the date of grant, provided that the option holder is still an employee of ARIAD.

(2)	The market value of the stock awards is determined by multiplying the number of shares by $5.10, the closing price of our common stock on The NASDAQ Global Market on December 31, 2010, the last day of our most recently completed fiscal year.

(3)	These options were granted pursuant to our program to grant options to employees and directors upon reaching ten or fifteen years of service with ARIAD. These options are fully vested upon grant and have a term of ten years.

(4)	These options vest on March 6, 2011.

(5)	These restricted stock units vested as to 100% of the awards on April 11, 2011, at which time the underlying shares of common stock will be delivered to the recipient so long as the recipient is still an employee of ARIAD.

(6)	These restricted stock units vest as to 100% of the award on March 10, 2012, at which time the underlying shares of common stock will be delivered to the recipient so long as the recipient is still an employee of ARIAD.

(7)	These options vested on April 16, 2011.

(8)	These restricted stock units vest as to 33⅓% of the award on each of March 22, 2011, 2012 and 2013, at which times the underlying shares of common stock will be delivered to the recipient so long as the recipient is still an employee of ARIAD.

(9)	These options vest as to 25% of the balance on each of June 24, 2011, 2012, 2013, and 2014.

(10)	These options vest as to 33⅓% of the balance on each of March 10, 2011, 2012 and 2013.
Option Exercises and Stock Vested in 2010
The following table contains information regarding stock awards that vested during the year ended December 31, 2010 held by our named executive officers. There were no stock options exercised by our named executive officers during 2010.

	Stock Awards
	Shares Acquired		Value Realized
	on Vesting (#)		on Vesting ($)
Harvey J. Berger, M.D.	235,000	(1)	$712,050
	148,000	(2)	$485,440

(1)	This represents shares of restricted stock granted to Dr. Berger on March 10, 2009, which were subject to a right of repurchase by ARIAD that expired on March 10, 2010. The value realized is calculated by multiplying the number of vested shares times $3.03, the closing price of our common stock on March 10, 2010.

(2)	This represents shares of stock granted to Dr. Berger on March 22, 2010 fully vested on that date. The value realized is calculated by multiplying the number of shares times $3.28, the closing price of our common stock on March 22, 2010.

Non-qualified Deferred Compensation in 2010
The following table contains information about the participation of our named executive officers, other than Dr. Berger, in our 2005 Executive Compensation Plan as of and for the year ended December 31, 2010. Dr. Berger does not participate in this plan.

				Aggregate	Aggregate
	Executive	Registrant	Aggregate	Withdrawals/	Balance at
Name	Contributions ($)	Contributions ($)(1)	Earnings ($)(2)	Distributions ($)	Year End ($)

Timothy P. Clackson, Ph.D.	—	165,000	61,967	(118,601)	889,700
Edward M. Fitzgerald	—	160,000	56,639	(124,807)	810,545
David L. Berstein, Esq.	—	106,000	41,664	(124,841)	573,395
Daniel M. Bollag, Ph.D.	—	101,000	8,116	—	242,116

(1)	Represents amounts awarded in April 2011 in respect of performance for the year ended December 31, 2010. These amounts are reported in the “Bonus” column of the Summary Compensation Table for fiscal year 2010, located elsewhere in this proxy statement, and are required to be deferred by their terms.

(2)	No portion of the amounts listed in the “Aggregate Earnings” column was reported as compensation in 2010 in the Summary Compensation Table.
The 2005 Executive Compensation Plan is an unfunded, non-qualified, deferred compensation plan and is intended to comply with the requirements of Section 409A of the Code. The Compensation Committee may from time to time in its sole discretion allow participants to defer payment of part of their compensation under the 2005 Executive Compensation Plan on a pre-tax basis. In addition, the Compensation Committee may elect to issue awards under the 2005 Executive Compensation Plan to participants either as performance-based awards (which it has historically done in lieu of cash bonus payments for each of our officers other than our chief executive officer) or on an ad hoc basis. Deferred amounts are subject to certain vesting requirements (other than for salary deferrals) and payment provisions as specified at the time of the deferral. Our Compensation Committee, in its sole discretion, determines the terms of awards, including the acceleration or modification of vesting terms. Amounts that are not vested as of the time of a participant’s separation from service are forfeited. Vesting of unvested amounts may be accelerated in connection with a change in control at the Compensation Committee’s discretion. The value of amounts deferred under the 2005 Executive Compensation Plan is increased or decreased over time based on the actual total return of specified mutual funds. Participants may choose to receive payment of their vested benefits in either a lump sum or annual installments (but not to exceed twenty years) at either a specified date, upon the first anniversary of their separation from service, or the earlier of these two dates. A participant may subsequently change the form of payment or elect to defer the timing of payment, within certain limits, provided the change is elected at least twelve months before the previously scheduled date for commencement of payment. Any changes to the timing of payment must be deferred for at least five additional years.
Potential Payments upon Termination or Change in Control
Chief Executive Officer
In April 2010, our Compensation Committee approved amendments to Dr. Berger’s employment agreement. The following is a summary of the severance and change in control benefits provided to Dr. Berger, our Chief Executive Officer, under the terms of his employment agreement as amended in April 2010.

Employment Termination without Cause
If we terminate Dr. Berger’s employment without “cause” or Dr. Berger terminates his employment for “good reason,” each as defined below, we are obligated to:
•	Accelerate the vesting of all stock options, stock grants, and similar equity rights and provide for continued exercisability of all awards through their original terms with all rights, and
•	Make a cash lump sum payment equal to the sum of three times the executive’s then current annual salary and three times the bonus amount paid for the preceding year, provided that such bonus amount shall not be less than 50% of the executive’s salary.
“Cause” for purposes of Dr. Berger’s employment agreement consists of:
•	Willful neglect of duties following written notice and a 30 day opportunity to correct,
•	Conviction of a felony involving moral turpitude, or
•	Any act of fraud or embezzlement involving us or any of our affiliates.
Any determination of cause requires at least a two-thirds vote of the entire Board.
Termination for “good reason” for purposes of Dr. Berger’s employment agreement consists of:
•	A material reduction of duties or authority that continues for 30 days,
•	An uncured material breach of the employment agreement or any other material agreement with the Company that continues for 30 days,
•	A “Change in Control” (as defined below) occurs and Dr. Berger is not the chief executive officer of the surviving corporation,
•	Dr. Berger is no longer elected to our Board, named as Chairman and designated as our chief executive officer,
•	Dr. Berger ceases to be our highest ranking executive with the power to appoint and remove all other ARIAD employees,
•	A person other than Dr. Berger or a person designated by Dr. Berger is elected ARIAD’s president,
•	The retention of any senior executive officer by ARIAD, or an offer to pay compensation to any senior executive officer that in either case is unacceptable to Dr. Berger, in his reasonable judgment, or
•	We file for bankruptcy or similar proceedings or an involuntary petition is commenced against us.
Non-Renewal
If we do not renew Dr. Berger’s employment agreement at the end of its term, we are obligated to make a lump sum cash payment equal to two times his then current annual salary and accelerate the vesting of all stock options, stock grants and similar equity rights and provide for continued exercisability of all awards through their original terms with all rights. Any determination not to renew Dr. Berger’s employment requires at least a two-thirds vote of the entire Board.
Medical Coverage
Dr. Berger’s employment agreement requires us to continue providing medical coverage in all group health plans for the maximum COBRA continuation period at our expense following any termination of employment other than for death.

Change in Control
Dr. Berger’s employment agreement provides that in the event of a “Change in Control” (as defined in this subsection), all stock, stock option, stock award and similar equity rights granted to him shall immediately vest and remain fully exercisable through their original term with all rights.
In addition, Dr. Berger has the right to terminate his employment agreement for “good reason” if a Change in Control occurs and he is not the chief executive officer of the surviving corporation, in which case we will pay Dr. Berger the same benefits as if we had terminated his employment without cause. Dr. Berger’s agreement also provides that, following a Change in Control, his term of employment will continue until the later of the existing term or two years and one day following the Change in Control.
A tax gross-up will be paid on Dr. Berger’s behalf if any amounts payable by us (or our successor) become subject to excise taxes under Sections 280G and 4999 of the Code.
Generally, pursuant to Dr. Berger’s employment agreement, a Change in Control occurs if:
•	Any person makes a tender or exchange offer for our common stock pursuant to which such person acquires 40% or more of our issued and outstanding common stock,
•	A merger or consolidation of ARIAD, other than a merger or consolidation of ARIAD in which our voting securities prior to the transaction continue to represent more than 50% of the total voting power of the surviving corporation, or the sale or disposition of all or substantially all of our assets, or
•	Any person acquires more than 40% of our issued and outstanding voting securities.
The following table sets out the estimated potential payments upon termination or a Change in Control for Dr. Berger, based on the assumptions discussed above and assuming such event occurred on December 31, 2010.

Dr. Berger

			Termination by
			ARIAD Without
			Cause or by the	Death, Disability	Termination by
			Executive with	or Acceleration of	ARIAD without
	Voluntary		Good Reason	Vesting upon	Cause or by the
	termination or		Absent a	Change-	Executive with Good
	termination for	Non-	Change-in-	in-Control without	Reason Following a
Payments and Benefits	Cause	Renewal	Control	Termination	Change-in-Control

Severance benefits:
Lump sum payment	$—	$1,264,000	$2,844,000	n/a	$2,844,000
Healthcare benefits	33,432	33,432	33,432	n/a	33,432
Acceleration of stock awards:
Market value of stock vesting on termination (1)	—	2,868,300	2,868,300	2,868,300	2,868,300
280G Tax Gross-Up (2)	n/a	n/a	n/a	n/a	1,216,949

Total Payment	$33,432	$4,165,732	$5,745,732	$2,868,300	$6,962,681

(1)	Amounts do not include the value associated with vested stock options. Information about all stock options and unvested restricted shares held by Dr. Berger as of December 31, 2010 is included in the “Outstanding Equity Awards at December 31, 2010” table.

(2)	Based on the assumptions set forth above, Dr. Berger’s payments will result in a tax gross-up payment to him. The amount of the tax gross-up, if any, that would arise would depend upon the facts and circumstances at the time of a change-in-control and any related employment termination.
The amounts in the table above do not include the value of non-qualified deferred compensation benefits, the value of which as of December 31, 2010 is set forth in “Non-qualified Deferred Compensation in 2010” located elsewhere in this proxy statement, nor do they include the value of the lump sum payment ($474,000) upon termination of employment in good standing for amounts previously earned under our now terminated sabbatical policy, as described in subsection “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table.”
Other Named Executive Officers
The following is a description of the potential payments upon termination or change in control with respect to the named executive officers other than Dr. Berger:
Employment Termination without Cause
If we terminate the employment of a named executive officer other than Dr. Berger without cause, we are obligated to continue payment of the executive’s then current salary for a period of twelve months following the effective date of termination; accelerate vesting of all stock, stock options, stock awards, and similar equity awards and deferred compensation awards granted to the executive that would have otherwise vested during the remaining term of that executive’s contract, subject to the normal post termination exercise period; and continue payment of all benefits covered under COBRA for up to one year.
“Cause” for purposes of the other named executive officers’ employment agreements consists of:
•	The officer’s failure to perform any of his material duties,
•	The conviction of the officer of any felony,
•	Commission of any crime related to the officer’s employment with the Company,
•	Violation of any law or regulation related to our business,
•	Conduct that could result in unfavorable publicity for us in a material way,
•	Unprofessional conduct inconsistent with the officer’s position with the Company,
•	Failure to comply with our written policies, or
•	Breach of the terms of the employment agreement.
The executive officer has a right to cure any conduct that constitutes cause, if curable, within 30 days after receiving written notice.
For purposes of determining payments upon termination, a termination of the employment agreement by the named executive officer due to an uncured breach by us of the employment agreement is treated as a termination of the executive’s employment without cause.
Non-Renewal
If we do not renew the employment agreement of a named executive officer other than Dr. Berger, no severance benefit is payable.
Change in Control
In the event of a consummation of a “Change in Control” (as defined in this subsection), if within one year following such occurrence the Company terminates the executive officer’s employment without cause or the executive officer resigns for good reason, we are obligated to accelerate the vesting of all stock options, stock grants and similar equity rights and deferred compensation awards and provide for continued exercisability of all awards through their original terms with all rights. We are also obligated to continue to pay the named executive officer their then current salary for a period of 24 months from the effective date of termination. Good reason means the involuntary relocation of more than 25 miles, the material breach of the employment agreement by the Company, or the material diminution of the officer’s responsibilities, which situation remains uncured within a specified timeframe after notice.
The Change in Control definition with respect to the employment agreements for the other named executive officers is the same as the employment agreement for Dr. Berger.
The following tables set out the estimated potential payments upon termination or a change in control for Dr. Clackson, Mr. Fitzgerald, Mr. Berstein, and Dr. Bollag, based on the assumptions following the table and assuming such event occurred on December 31, 2010. The total of continued payments in the case of termination by ARIAD without cause in the tables below reflect the remaining terms of the employment agreements with each of these executives. The footnotes to all of the tables follow the last table.

Dr. Clackson

			Termination by
		Termination by	ARIAD without
		ARIAD Without	Cause or by the
	Voluntary	Cause or by the	Executive for Good
	Termination or	Executive for	Reason within One
	Termination	ARIAD’s	Year after a Change
Payments and benefits	for Cause (1)	Material Breach	in Control

Severance benefits:
Total of continued payments	$—	$392,000	$784,000
Healthcare benefits	—	22,626	33,938
Non-qualified benefits (2)	—	560,499	615,499
Acceleration of stock awards:
Market value of stock vesting on termination (3)	—	1,386,550	1,405,050

Total Payment	$—	$2,361,675	$2,838,487

Mr. Fitzgerald

			Termination by
		Termination by	ARIAD without
		ARIAD Without	Cause or by the
	Voluntary	Cause or by the	Executive for Good
	Termination or	Executive for	Reason within One
	Termination	ARIAD’s	Year after a Change
Payments and benefits	for Cause (1)	Material Breach	in Control

Severance benefits:
Total of continued payments	$—	$380,000	$760,000
Healthcare benefits	—	22,626	33,938
Non-qualified benefits (2)	—	500,572	553,905
Acceleration of stock and option awards:
Market value of stock and option vesting on termination (3)	—	1,228,450	1,246,950

Total Payment	$—	$2,131,647	$2,594,793

Mr. Berstein

			Termination by
		Termination by	ARIAD without
		ARIAD Without	Cause or by the
	Voluntary	Cause or by the	Executive for Good
	Termination or	Executive for	Reason within One
	Termination	ARIAD’s	Year after a Change
Payments and benefits	for Cause (1)	Material Breach	in Control

Severance benefits:
Total of continued payments	$—	$353,000	$706,000
Healthcare benefits	—	—	—
Non-qualified benefits (2)	—	241,596	376,365
Acceleration of stock awards:
Market value of stock vesting on termination (3)	—	635,752	770,050

Total Payment	$—	$1,230,348	$1,852,415

Dr. Bollag

			Termination by
		Termination by	ARIAD without
		ARIAD Without	Cause or by the
	Voluntary	Cause or by the	Executive for Good
	Termination or	Executive for	Reason within One
	Termination	ARIAD’s	Year after a Change
Payments and benefits	for Cause (1)	Material Breach	in Control

Severance benefits:
Total of continued payments	$—	$338,000	$676,000
Healthcare benefits	—	22,626	33,938
Non-qualified benefits (2)	—	127,744	242,116
Acceleration of stock and option awards:
Market value of stock and option vesting on termination (3)	—	727,302	963,450

Total Payment	$—	$1,215,671	$1,915,504

(1)	Does not include the value of vested non-qualified deferred compensation benefits under our deferred compensation plans. The value of these benefits as of December 31, 2010 is set forth in the section above entitled “Non-qualified Deferred Compensation in 2010.”

(2)	This amount represents the estimated value of unvested deferred compensation under our 2005 Executive Compensation Plan that would vest upon such a termination.

(3)	Reflects the market value of unvested stock options and restricted stock units as of December 31, 2010 that would vest upon such a termination. Does not include the value associated with vested options. Information about stock options and unvested restricted stock units as of December 31, 2010 is included in the “Outstanding Equity Awards at December 31, 2010” table.

The amounts in the above tables do not include the value of the lump sum payments payable upon termination in good standing to Dr. Clackson ($98,000), Mr. Fitzgerald ($95,000) and Mr. Berstein ($176,500) for amounts previously earned under our now terminated sabbatical policy, as described in the “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table” above. The amounts in the above tables also do not reflect any reduction in payments related to the modified economic cutback provisions in the executive officers’ employment agreements that may apply on or after a change-in-control.
Assumptions Regarding Post Termination Payment Tables
Except as otherwise specifically noted above, the tables presented on the preceding pages were prepared as though each named executive officer’s employment was terminated on December 31, 2010 using the closing price of our common stock on that date ($5.10). We are required by the SEC to use these assumptions. With those assumptions taken as a given, we believe that the remaining assumptions listed below, which are necessary to produce these estimates and reflect solely ARIAD’s interpretation of its contractual obligations, are reasonable in the aggregate. However, the executives’ employment was not terminated on December 31, 2010, and a change in control did not occur on that date. There can be no assurance that a termination of employment, a change in control or both would produce the same or similar results as those described if either or both of them occur on any other date or at any other price of our common stock, or if any assumption is not correct in fact.
The following assumptions were used for these tables.
•	Base amount calculations for Section 280G tax gross-up are based on Dr. Berger’s taxable wages (Form W-2, Box 1) for the years 2005 through 2009.
•	Dr. Berger was assumed to be subject to the maximum federal and Massachusetts income and other payroll taxes, aggregating to a net combined effective tax rate of 39.6% when calculating the excise tax gross-up.
•	In determining Dr. Berger’s estimated severance benefits, the salary for his year of employment termination equals his then current salary.
•	Stock options and stock appreciation rights vested on December 31, 2010 with respect to a change in control for Dr. Berger or a termination of employment without cause by us, death or disability.
•	Restricted stock, restricted stock units and stock options that become vested due to a change in control or termination of employment are valued in the tables above based on their intrinsic value on December 31, 2010 (i.e., the difference between the stock’s fair market value and the exercise or purchase price, if any).

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2010:

Number of
	Securities to be	Weighted	Number of Securities
	Issued Upon	Average Exercise	Remaining Available for
	Exercise of	Price of	Future Issuance Under Equity
	Outstanding	Outstanding	Compensation Plans
	Options, Warrants	Options, Warrants	(excluding securities reflected
Plan Category	and Rights	and Rights	in first column)

Equity Compensation Plans Approved by Securityholders	9,956,491 (1)	$3.19	6,080,682 (2)

Equity Compensation Plans not Approved by Securityholders	N/A	N/A	N/A

Total	9,956,491 (1)		6,080,682 (2)

(1)	Consists of options to purchase 173,604 shares of common stock granted under our 1991 Stock Option Plans for Employees, Consultants, and Directors, options to purchase 3,129,224 shares of common stock granted under our 2001 Stock Plan, and options to purchase 3,874,363 shares of common stock and 2,779,300 restricted stock units granted under our 2006 Long-Term Incentive Plan.

(2)	Consists of 5,409,680 shares available for issuance under our 2006 Long-Term Incentive Plan, as amended, and 671,002 shares available for issuance under our 1997 Employee Stock Purchase Plan, as amended.

AUDIT COMMITTEE REPORT
The following is the report of the Audit Committee with respect to ARIAD’s audited financial statements for the year ended December 31, 2010. The information contained in this report should not be deemed “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Exchange Act except to the extent that ARIAD specifically incorporates it by reference into that filing.
ARIAD’s executive management is responsible for our financial statements, financial reporting process and internal accounting, financial reporting, and disclosure controls. Our independent registered public accounting firm is responsible for performing an audit of our annual consolidated financial statements and expressing an opinion as to the fair presentation of such financial statements in conformity with generally accepted accounting principles, performing an audit of our system of internal control over financial reporting and expressing an opinion on the effectiveness thereof based on its audit, reviewing our quarterly consolidated financial statements, and other procedures as approved by the Audit Committee. The Audit Committee is responsible for overseeing and reviewing these processes. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing, and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the presentations made by management and the independent registered public accounting firm.
In connection with fulfilling its responsibilities with respect to our consolidated financial statements for the year ended December 31, 2010, the Audit Committee reviewed and discussed the audited financial statements and related footnotes and other disclosures with management and the independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”). The Audit Committee also reviewed with management our financial reporting processes and internal accounting, financial reporting and disclosure controls, including those related to compliance with legal and regulatory requirements that affect its financial reporting and disclosure obligations. This review included discussion with Deloitte regarding the results of its audit of our consolidated financial statements and our system of internal control over financial reporting, as well as the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) AU380, Communications with Audit Committees, and SEC Regulation S-X Rule 207, Communication with Audit Committees. The Audit Committee has also reviewed the written disclosures and letter from Deloitte regarding its communications with the Audit Committee concerning independence, as required by the PCAOB, and has discussed with Deloitte its independence from ARIAD. The Audit Committee has considered whether the provision of non-audit services by Deloitte to us is compatible with maintaining Deloitte’s independence. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.
Throughout 2010, the Audit Committee met on a regular basis with management and Deloitte. In these meetings, in addition to the review of the quarterly consolidated financial statements to be included in Forms 10-Q, the Audit Committee reviewed and discussed the critical accounting policies and significant judgments made by management in the preparation of our financial statements, the ongoing review, testing and assessment of the adequacy of internal controls, proposed changes to auditing and accounting principles and practices, and the effect of regulatory and accounting initiatives that may affect us. The Audit Committee also reviewed and approved all audit and non-audit services and the fees related thereto, and addressed other matters as outlined in its charter. In addition, the Audit Committee reviewed and reassessed the adequacy of its charter.
The Audit Committee has reviewed and evaluated the qualifications and performance of Deloitte as ARIAD’s independent registered public accounting firm. Based on this review and evaluation, the Audit

Committee has selected Deloitte to serve as our independent registered public accounting firm through the audit of our consolidated financial statements for the year ending December 31, 2011 and system of internal control over financial reporting as of December 31, 2011.
Members of the Audit Committee

Wayne Wilson, Chair	Jay R. LaMarche	Massimo Radaelli, Ph.D.	Robert M. Whelan, Jr.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS
PROPOSAL 1
Election of Three Class 2 Directors to Hold Office until the 2014 Annual Meeting
Our certificate of incorporation, as amended, provides that our Board of Directors shall fix the number of directors. Our Board has seven members and is divided into three classes serving staggered three-year terms. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires.
Three directors are proposed to be elected at the 2011 annual meeting. The terms of Jay R. LaMarche, and Robert M. Whelan, Jr. expire this year and our Board has nominated both of them for a three-year term that will expire at the annual meeting in 2014. Mr. LaMarche was last elected by stockholders at the 2008 annual meeting to serve his term through the 2011 annual meeting. Mr. Whelan was appointed by the Board in April, 2010 to serve his term through the 2011 annual meeting. The Board has also nominated Norbert G. Riedel, Ph.D., who was elected to the Board of Directors on April 28, 2011, for a three-year term that will expire at the annual meeting in 2014.
It is intended that, if no contrary specification is made, the persons named as proxies shall vote for the nominees named below. Our Board of Directors believes that each of the nominees will be available and able to serve as directors, but if for any reason any of the nominees should not be available to stand for election or be able to serve, the proxies received will be voted for substitute nominees to be designated by the Board or, if the Board does not identify substitute nominees, proxies will be voted for a lesser number of nominees. In no event will the proxies be voted for more than three nominees.
Vote Required
A plurality of the votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the annual meeting will be required to elect the three nominees as Class 2 directors.
Recommendation
The Board of Directors recommends that you vote “FOR” the election of Jay R. LaMarche, Robert M. Whelan, Jr. and Norbert G. Riedel, Ph.D., and proxies solicited by the Board of Directors will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 2
Re-Approval of the Performance Objectives and Other Applicable Provisions set forth in our 2006
Long-Term Incentive Plan, as amended, for Purposes of Complying with Section 162(m) of the
Internal Revenue Code of 1986, as amended
In 2006, our Board of Directors and our stockholders approved the 2006 Long-Term Incentive Plan (the“2006 Plan”). The 2006 Plan allows the Company, under the direction of the Compensation Committee, to make grants of stock options, restricted stock, restricted stock units, performance-based stock awards, stock appreciation rights and other equity-based awards to employees, directors and consultants. The purpose of awards under the 2006 Plan is to attract and retain key individuals, align employee and stockholder interests and closely link compensation with Company performance. In 2009, our Board of Directors and our stockholders approved amendments to the 2006 Long-Term Incentive Plan to increase the maximum number of shares of common stock available for issuance under the 2006 Plan and to remove the limitation of the number of full-value awards issuable under the 2006 Plan.
The 2006 Plan contains performance objectives that have been structured to comply with Section 162(m) of the Code. In general, under Section 162(m) of the Code, a corporation is denied a tax deduction for any compensation paid to a Covered Employee (as defined in Section 162(m)) to the extent that such compensation exceeds $1,000,000 in any year. However, “performance-based compensation” granted in compliance with Section 162(m) of the Code is not subject to this deduction limit. The 2006 Plan permits the grant of awards that qualify as “performance-based compensation"—such as performance-based stock awards, restricted stock and restricted stock units that are granted or vest conditioned on achievement of one or more of the performance objectives set forth in the 2006 Plan, and any stock options and stock appreciation rights granted in compliance with the 2006 Plan. The Compensation Committee may also grant awards that do not qualify under Section 162(m)—such as restricted stock and restricted stock units that are not conditioned on achievement of performance objectives.
Section 162(m) requires that the performance objectives and the other applicable terms of the Plan be re-approved by our stockholders at the 2011 annual meeting in order for grants of performance-based awards after the annual meeting (other than stock options and stock appreciation rights) to qualify as “performance-based compensation.” If the performance objectives and other applicable terms are not reapproved at this meeting, any awards that are intended to be considered “performance based compensation” granted after this meeting will not be qualified under Section 162(m) of the Code other than stock options and stock appreciation rights. As a result our deduction for certain awards under the 2006 Plan may be limited. Therefore, we are asking you in this Proposal 2 to re-approve the 2006 Plan for purposes of continued compliance with Section 162(m) of the Code, including the re-approval of the performance objectives, until the earlier of termination of the 2006 Plan or the first stockholders’ meeting to occur in 2016 in order for the Company to continue to have the flexibility to grant awards other than stock options and stock appreciation rights in compliance with Section 162(m) of the Code.
The following are the performance objectives that have been selected by the Compensation Committee and are set forth in the 2006 Plan:
General Financial Objectives:
•	Increasing net sales

•	Achieving a target level of earnings (including gross earnings; earnings before certain deductions, such as interest, taxes, depreciation, or amortization; or earnings per share)

•	Achieving a target level of income (including net income or income before consideration of certain factors, such as overhead) or a target level of gross profits for the Company, an affiliate or a business unit

•	Achieving a target return on the Company or an affiliate’s capital, assets, or stockholders’ equity

•	Maintaining or achieving a target level of appreciation in the price of our common stock

•	Increasing the Company’s or an affiliate’s market share to a specified target level

•	Achieving or maintaining a share price that meets or exceeds the performance of specified stock market indices or other benchmarks over a specified period

•	Achieving a level of share price, earnings, or income performance that meets or exceeds performance in comparable areas of peer companies over a specified period

•	Achieving specified reductions in costs

•	Achieving specified improvements in collection of outstanding accounts or specified reductions in non-performing debts
Operational Objectives:
•	Expanding one or more products into one or more new markets

•	Acquiring a prescribed number of new customers in a line of business

•	Achieving a prescribed level of productivity within a business unit

•	Completing specified projects within or below the applicable budget

•	Completing acquisitions of other businesses

•	Expanding into other markets

•	Achieving progress in research and development programs

•	Achieving regulatory milestones related to development and approval of products
The following is a brief summary of the 2006 Plan. This summary is qualified in its entirety by reference to the text of the 2006 Plan, as proposed to be amended, a copy of which is attached as Appendix A to this proxy statement.
Purpose of the 2006 Plan
The 2006 Plan allows us, under the direction of the Compensation Committee, to make grants of stock options, restricted stock, restricted stock units, performance-based stock awards, stock appreciation rights and other equity-based awards (any of which may or may not require the satisfaction of performance objectives) to key employees, consultants and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with Company performance. The 2006 Plan provides an essential component of our total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. The 2006 Plan terminates on April 28, 2016.
Upon approval of the 2006 Plan by the stockholders in 2006, the 2001 Stock Plan was terminated so that no additional awards could then be made under the 2001 Stock Plan. Stock options outstanding under that plan at the time of its termination remained valid and outstanding stock options according to the terms of such awards. Any of such outstanding stock options that were or will be subsequently forfeited by the optionees are transferred to the 2006 Plan and become available for future awards. A total of 2,696,973 options currently remain outstanding under the 2001 Stock Plan as of April 25, 2011.

In general, shares of common stock reserved for awards granted under the 2006 Plan that lapse or are canceled are added back to the share reserve available for future awards. However, shares of common stock tendered in payment of a stock option or shares of common stock withheld for taxes are not available again for grant.
Types of Awards
The 2006 Plan allows any of the following types of awards, to be granted alone or in tandem with other awards; however, no more than 500,000 shares shall be granted to any participant in the 2006 Plan in any tax year:
Stock Options. Stock options granted under the 2006 Plan may be either incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements.
The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant and the term may not be longer than 10 years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of common stock on the date of grant and the term may not be longer than five years.
Award agreements for stock options may include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. If an award agreement does not have rules for exercise after termination of service, the stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability. Options, however, will not be exercisable if the termination of service was due to cause.
Stock Appreciation Rights. A stock appreciation right entitles the grantee to receive, with respect to a specified number of shares of common stock, any increase in the value of the shares from the date the award is granted to the date the right is exercised. Under the 2006 Plan, all stock appreciation rights must be settled in common stock, except as otherwise determined by the Compensation Committee.
Award agreements for stock appreciation rights may include rules for exercise of the stock appreciation rights after termination of service. If an award agreement does not have rules for exercise after termination of service, the stock appreciation rights will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability. Stock appreciation rights, however, will not be exercisable if the termination of service was due to cause.
Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.
During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Restricted Stock Units. A restricted stock unit entitles the grantee to receive common stock, or cash (or other property) based on the value of common stock, after a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock unit is forfeited. The Compensation Committee is authorized (but not required) to grant holders of restricted stock units the right to receive dividends on the underlying common stock.
Other Equity-Based Awards. The 2006 Plan also authorizes the Compensation Committee to grant other types of equity-based compensation. For example, the Compensation Committee may grant deferred stock units or shares of common stock upon the achievement of the performance objectives.
Conditions on Awards
The 2006 Plan allows for the following conditions and restrictions on awards:
No stock option or stock appreciation right repricings. The 2006 Plan prohibits the repricing of stock options and stock appreciation rights without the approval of stockholders.
Vesting and Performance Objectives. Awards under the 2006 Plan are forfeitable until they become vested. An award will become vested only if the vesting conditions set forth in the award agreement (as determined by the Compensation Committee) are satisfied. The vesting conditions may include performance of services for a specified period, achievement of any of the performance objectives, or a combination of both. The Compensation Committee also has authority to provide for accelerated vesting, including upon the occurrence of an event such as a change of control. However, performance objectives may not be changed to accelerate the settlement of an award or to accelerate the lapse or removal of restrictions on restricted stock that would otherwise be due upon the attainment of a performance objective that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code.
Transferability. In general, awards under the 2006 Plan may not be assigned or transferred except by will or the laws of descent and distribution. However, the Compensation Committee may allow the transfer of non-qualified stock options to members of a participant’s immediate family or to a trust, partnership, or corporation in which the parties in interest are limited to the participant and members of the participant’s immediate family.
Federal Income Tax Consequences
The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2006 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2006 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.
Stock Options. The grant of a stock option will have no tax consequences to the recipient or to ARIAD or its affiliates. In general, upon the exercise of an incentive stock option, the employee will not recognize income and the employer will not be entitled to a tax deduction. However, the excess of the acquired shares’ fair market value on the exercise date over the exercise price is included in the employee’s income for purposes of the alternative minimum tax.
Upon the exercise of a non-qualified stock option, the employee (or consultant or director, as applicable, hereinafter the “Employee”) will generally recognize ordinary income equal to the excess of the acquired shares’ fair market value on the exercise date over the exercise price, and ARIAD (or the affiliate that granted the option) will generally be entitled to a tax deduction in the same amount. If the acquired shares are restricted stock (i.e., they are not transferable and are subject to a substantial risk of forfeiture), the tax consequences for restricted stock (described below) will apply.
If an Employee transfers non-qualified stock options to members of his or her immediate family or to a trust, partnership, or corporation (as described above), the transfer will not be a taxable event. Upon the exercise of the non-qualified stock options (by the family member, trust, partnership, or corporation), the Employee will recognize ordinary income.
Stock Appreciation Rights. The grant of a stock appreciation right will have no tax consequences to the recipient or to ARIAD or its affiliates. Upon the exercise of a stock appreciation right, the Employee will recognize ordinary income equal to the received shares’ fair market value on the exercise date, and ARIAD (or the affiliate that granted the option) will generally be entitled to a tax deduction in the same amount.
Restricted Stock, Restricted Stock Units, and Other Equity Awards. In general, the grant of restricted stock, a restricted stock unit, or other equity awards will have no tax consequences to the recipient or to ARIAD or its affiliates. When the award is settled (or, in the case of restricted stock, when the restrictions are lifted), the Employee will recognize ordinary income equal to the excess of (1) the applicable shares’ fair market value on the date the restrictions are lifted over (2) the amount, if any, paid for the shares by the Employee; ARIAD (or the affiliate that granted the award) will generally be entitled to a tax deduction in the same amount. If the award is settled in cash or other property, the Employee will recognize ordinary income equal to the net amount received, and ARIAD (or the affiliate that granted the award) will generally be entitled to a tax deduction in the same amount) subject to deduction limitations under Section 162(m) of the Code, to the extent the award did not qualify as “performance-based.”. The grantee of a restricted stock award may elect to be taxed on the date of grant by filing a “Section 83(b) election” rather than on the date when the restrictions are lifted.
Sale of Shares. When an Employee sells shares received under any award other than an incentive stock option, the Employee will recognize capital gain or loss equal to the difference between the sale proceeds and the employee’s (or director’s or consultant’s) basis in the shares. In general, the basis in the shares is the amount of ordinary income recognized upon receipt of the shares (or upon the lifting of restrictions, in the case of restricted stock) plus any amount paid for the shares.
When an Employee disposes of incentive stock option shares, the difference between the amount realized by the employee and the exercise price will generally constitute a capital gain or loss, as the case may be. However, if the Employee does not hold the incentive stock option shares for more than one year after exercising the incentive stock option and for more than two years after the grant of the incentive stock option, then: (1) the excess of the incentive stock option shares’ fair market value on the exercise date over the exercise price will generally be treated as ordinary income for the Employee; (2) the difference between the sale proceeds and the incentive stock option shares’ fair market value on the exercise date will be treated as a capital gain or loss for the Employee; and (3) the employer will generally be entitled to a tax deduction equal to the amount of ordinary income recognized by the Employee.
Awards Not Nonqualified Deferred Compensation. Awards under the 2006 Plan are not intended to be nonqualified deferred compensation. The Compensation Committee is required to administer, interpret, and construe the 2006 Plan in a manner that is intended to not give rise to tax liability under Section 409A of the Code.

Plan Benefits
All awards to employees, directors and consultants under the 2006 Plan are made at the discretion of the Compensation Committee or its designee. The future benefits and amounts that will be received or allocated under the 2006 Plan are not determinable at this time, and we have not included a table reflecting such benefits or awards.
Vote Required
A majority of the votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the annual meeting will be required to re-approve the performance objectives and other applicable provisions set forth in our 2006 Long-Term Incentive Plan, as amended, for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended.
Recommendation
The Board of Directors recommends that you vote “FOR” the re-approval of the performance objectives and other provisions set forth in our 2006 Long-Term Incentive Plan, as amended, for purposes of complying with Section 162(m) of the Code, and proxies solicited by the Board of Directors will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 3
Ratification of Selection of Independent Registered Public Accounting Firm
The Audit Committee of our Board of Directors has selected Deloitte & Touche LLP (“Deloitte”) to be our independent registered public accounting firm for the year ending December 31, 2011. Our Board of Directors has ratified this selection. Deloitte has served as our independent registered public accounting firm since 1991. Deloitte has advised us that it does not have any direct or indirect financial interest in ARIAD. Representatives of Deloitte are expected to attend the annual meeting and will be given the opportunity to make a statement if they so choose. They will also be available to respond to appropriate questions raised by those in attendance at the annual meeting.
Before it selected Deloitte as our independent registered public accounting firm, our Audit Committee carefully considered the qualifications of Deloitte, including the firm’s performance in prior years, the competence of personnel assigned to our engagement and its reputation for integrity, quality, and competence in the fields of accounting and auditing. Our Audit Committee also considered whether Deloitte’s provision of non-audit services to ARIAD is compatible with that firm’s independence.
Stockholders will be asked at the annual meeting to ratify the selection of Deloitte. If the stockholders ratify the selection of Deloitte, our Audit Committee may still, in its discretion, decide to appoint a different independent registered public accounting firm at any time during the year 2011, if it concludes that such a change would be in the best interests of ARIAD and our stockholders. If the stockholders fail to ratify the selection, our Audit Committee will reconsider, but not necessarily rescind the retention of Deloitte.
Audit and Non-Audit Fees
For the fiscal years ending December 31, 2010 and 2009, we paid Deloitte the following fees:

	2010	2009

Audit Fees	$471,937	$347,306
Audit-Related Fees	94,405	25,000
Tax Fees	148,790	64,286
All Other Fees	0	16,500

Total	$715,132	$453,092

Audit Fees include fees for audit of our annual financial statements, the review of our quarterly financial statements included in reports on Form 10-Q, the review of SEC filings, including Deloitte’s consents, and the audit of our system of internal control over financial reporting. Audit-Related Fees include fees for the audits of employee benefit plan financial statements. Tax Fees include fees for preparation of tax returns as well as tax planning and advice. All Other Fees include fees for consultation regarding accounting and financial reporting matters during the year. Our Audit Committee approved all of the services set forth above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors
Consistent with SEC policies regarding auditor independence, our Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, our Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.
On a quarterly basis, management submits a report to our Audit Committee for their approval, outlining the services planned or anticipated to be rendered by the independent registered public accounting firm, and the estimated fees for such services, within the following two calendar quarters. The services are outlined according to the four categories of services defined above, (i.e. Audit, Audit-Related, Tax and All Other). Actual fees incurred relative to estimated fees are reported to our Audit Committee each quarter.
To ensure prompt consideration of unexpected services, our Audit Committee has delegated authority to the Chair of our Audit Committee to pre-approve services to be rendered. Any such actions taken by the Chair must be reported to our Audit Committee at its next scheduled meeting.
Vote Required
A majority of the votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the annual meeting will be required to ratify the selection of Deloitte as our independent registered public accounting firm for 2011.
Recommendation
The Board of Directors recommends that the stockholders vote “FOR” ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm, and proxies solicited by the Board of Directors will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 4
Advisory Vote on Executive Compensation as Disclosed in this Proxy Statement
In accordance with recent legislation, we are seeking your advisory vote on our executive compensation arrangements. More specifically, we ask that you support the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section, the accompanying compensation tables and the related narrative disclosure of this proxy statement with respect to our named executive officers. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Our compensation philosophy is designed to align each executive’s compensation with ARIAD’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against our key corporate objectives, as well as the level of achievement of individual goals developed at the beginning of the year in support of such objectives.
Stockholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy, as well as the Summary Compensation Table and other related compensation tables and narrative disclosure which describe the compensation of our named executive officers in fiscal 2010. The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals and that the compensation of our named executive officers in fiscal 2010 reflects and supports these compensation policies and procedures.
In accordance with the rules recently adopted by the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2011 annual meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2011 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2010 Summary Compensation Table and the other related tables and disclosures.”
Vote Required
The affirmative vote of a majority of the votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the annual meeting is required to approve this resolution.
Recommendation
The Board of Directors unanimously recommends that you vote FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure of this proxy statement, and proxies solicited by the Board of Directors will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 5
Advisory Vote on Frequency of Holding a Vote on Executive Compensation
In addition to providing shareholders with the opportunity to cast an advisory vote on executive compensation, the Company, in accordance with recent legislation, is seeking your input on whether the advisory vote on executive compensation should be held every one, two or three years. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding how frequently it should present the advisory vote on executive compensation to our stockholders.
Our Board of Directors has determined that an advisory vote on executive compensation that occurs once every three years is the most appropriate alternative for ARIAD and therefore our Board recommends that you vote for a three-year interval for the advisory vote on executive compensation. In coming to the recommendation that shareholders vote for a frequency of once every three years, the Board considered how an advisory vote at this frequency will provide our shareholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short term variations in compensation and business results. An advisory vote occurring once every three years will also permit our shareholders to observe and evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation.
Vote Required
The proxy provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the Board’s recommendation. The frequency option receiving the greatest number of votes (also known as a “plurality” of the votes cast) by the stockholders entitled to vote and who are present in person or represented by proxy at the annual meeting will be the frequency recommended by our stockholders.
Recommendation
The Board of Directors unanimously recommends that you vote FOR the option of “every three years” for future advisory votes on executive compensation, and proxies solicited by the Board of Directors will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

OTHER INFORMATION
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of our common stock, to file reports of securities ownership and changes in that ownership with the SEC. Officers, directors, and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely upon a review of the copies of the forms furnished to us and written representations that no other forms were required, ARIAD believes that all Section 16(a) filing requirements were timely met during the fiscal year ended December 31, 2010 except that Statements of Beneficial Ownership on Form 4 (“Form 4”) for Mr. LaMarche, Dr. Lavidas, Dr. Radaelli, Dr. Smyth and Mr. Wilson, which were required to be filed on February 2, 2010, were filed on February 5, 2010 and the Form 4 for Dr. Dodion, which was required to be filed on May 14, 2010, was filed on May 19, 2010.
Future Stockholder Proposals
Any stockholder proposal intended for inclusion in ARIAD’s proxy materials for the 2012 annual meeting of stockholders should be sent to the Secretary and must be received by ARIAD at its offices of 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234, by January 9, 2012. If a stockholder intends to present a proposal at the 2012 annual meeting of stockholders without including it in ARIAD’s proxy materials, that stockholder must comply with the advance notice provisions of ARIAD’s By-Laws. Those provisions require that ARIAD receive the proposal at its offices at 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234, attention Corporate Secretary, not earlier than January 25, 2012 and not later than February 24, 2012.
Annual Report on Form 10-K
At no charge, we are providing each person from whom a proxy is solicited a copy of, or access to, our Annual Report on Form 10-K for the year ended December 31, 2010. The Annual Report is also available on the Investors/News section of our website at http://investor.ariad.com under the heading “SEC Filings.” To receive a printed copy of the Form 10-K (excluding exhibits) at no charge, please write to Investor Relations, ARIAD Pharmaceuticals, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234 or by e-mail to investor@ariad.com. Exhibits will be provided upon written request and payment of an appropriate processing fee.
Miscellaneous
The Board, at the time of the preparation of this proxy statement, knows of no business to come before the Annual Meeting other than that referred to herein. If any other business should come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies received and not thereafter revoked in accordance with their best judgment.

By Order of the Board of Directors, Raymond T. Keane, Esq. Senior Vice President, General Counsel and Secretary

May 2, 2011

Appendix A
ARIAD Pharmaceuticals, Inc.
2006 Long-Term Incentive Plan
(as proposed to be amended on june 23, 2011)
Article 1.
Background and Purpose
     1.1. Background. This 2006 Long-Term Incentive Plan (the “Plan”) permits the grant of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and other equity-based awards.
     1.2. Purpose. The purposes of the Plan are (a) to attract, reward and retain highly competent persons as Employees, Directors, and Consultants of the Company; (b) to provide additional incentives to such Employees, Directors, and Consultants by aligning their interests with those of the Company’s shareholders; and (c) to promote the success of the business of the Company.
     1.3. Eligibility. Service Providers who are Employees, Consultants determined by the Committee to be significantly responsible for the success and future growth and profitability of the Company, or Directors are eligible to be granted Awards under the Plan. However, Incentive Stock Options may be granted only to Employees.
     1.4. Definitions. Capitalized terms used in the Plan and not otherwise defined herein shall have the meanings assigned to such terms in the attached Appendix.
Article 2.
Share Limits
     2.1. Shares Subject to the Plan.
          (a) Share Reserve. Subject to adjustment under Section 2.3 of the Plan, Awards may be made under the Plan for up to 11,500,000 Shares plus the number of Shares previously authorized for issuance under the Company’s 2001 Stock Plan (i) that are not subject to outstanding awards on the date of the 2006 annual meeting of Company’ stockholders; or (ii) that become available for future award grants as a result of the subsequent forfeiture, lapse or expiration of awards granted pursuant to the 2001 Plan that were outstanding as of the date of the 2006 annual meeting of the Company’s stockholders. All of the available Shares may, but need not, be issued pursuant to the exercise of Incentive Stock Options. At all times the Company will reserve and keep available a sufficient number of Shares to satisfy the requirements of all outstanding Awards made under the Plan and all other outstanding but unvested Awards made under the Plan that are to be settled in Shares.
          (b) Shares Counted Against Limitation. If an Award is exercised, in whole or in part, by tender or attestation of Shares under Section 5.4(b), or if the Company’s tax withholding obligation is satisfied by withholding Shares under Section 10.7(b), the number of Shares deemed to have been issued under the Plan (for purposes of the limitation set forth in this Section 2.1) shall be the number of Shares that were subject to the Award or portion thereof so exercised, and not the net number of Shares actually issued upon such exercise.
          (c) Lapsed Awards. If an Award: (i) expires; (ii) is terminated, surrendered, or canceled without having been exercised in full; or (iii) is otherwise forfeited in whole or in part (including as a result of Shares constituting or subject to an Award being repurchased by the Company pursuant to a contractual repurchase right), then the unissued Shares that were subject to such Award and/or such surrendered, canceled, or forfeited Shares (as the case may be) shall become available for future grant or sale under the Plan (unless the Plan has terminated), subject however, in the case of Incentive Stock Options, to any limitations under the Code.
          (d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors, consultants or advisors of another company (an “Acquired Company”) in connection with a merger, consolidation or similar transaction involving such Acquired Company with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Company. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitations set forth in Section 2.1(a) and 2.2.
     2.2. Individual Share Limit. In any Tax Year, no Service Provider shall be granted Awards with respect to more than 500,000 Shares. The limit described in this Section 2.2 shall be construed and applied consistently with Section 162(m) of the Code, except that this limit shall apply to all Service Providers.
          (a) Awards not Settled in Shares. If an Award is to be settled in cash or any medium other than Shares, the number of Shares on which the Award is based shall count toward the individual share limit set forth in this Section 2.2.
          (b) Canceled Awards. Any Awards granted to a Participant that are canceled shall continue to count toward the individual share limit applicable to that Participant set forth in this Section 2.2.
     2.3. Adjustments. The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Shares (whether in the form of cash, Shares, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company or any similar, unusual or extraordinary corporate transaction (or event in respect of the Shares) or a sale of all or substantially all the assets of the Company occurs. The Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable:
          (a) proportionately adjust any or all of (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Awards (including the specific maximums and numbers of shares set forth elsewhere in the Plan), (ii) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Awards, (iii) the grant, purchase, or exercise price of any or all outstanding Awards, (iv) the securities, cash or other property deliverable upon exercise of any outstanding Awards or (v) the performance standards appropriate to any outstanding Awards (subject to the limitations for performance based compensation under Section 162(m) of the Code), or
          (b) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for (i) a cash payment, (ii) the substitution or exchange of any or all outstanding Awards, (iii) the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable with respect to Shares upon or in respect of such event, (iv) all vested Options and Stock Appreciation Rights to be exercised by a date certain in connection with such event at which time these stock rights (whether or not then vested) shall terminate, provided Participants are provided advance written notice or (v) a combination of the foregoing, which may vary among Participants.
The Committee shall value Awards as it deems reasonable in the event of a cash settlement and, in the case of Options, Stock Appreciation Rights or similar stock rights, may base such settlement solely upon the excess if any of the per Share amount payable upon or in respect of such event over the exercise price of the Award. The Committee’s determination with respect to any adjustments under this Section 2.3 shall be final and conclusive. The Committee may act under this Section 2.3 at any time to the extent that the Committee deems such action necessary to permit a Participant to realize the benefits intended to be conveyed with respect to the underlying Shares in the same manner as is or will be available to stockholders generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 2.3(a) above shall nevertheless be made.
Article 3.
Plan Administration
     3.1. Administrator. The Plan shall be administered by the Committee.
     3.2. Powers of the Committee. Subject to the provisions of the Plan, Applicable Law, and the specific duties delegated by the Board to the Committee, the Committee shall have the authority in its discretion: (a) to determine the Fair Market Value; (b) to select the Service Providers to whom Awards may be granted hereunder and the types of Awards to be granted to each; (c) to determine the number of Shares to be covered by each Award granted hereunder; (d) to determine whether, to what extent, and under what circumstances an Award may be settled in cash, Shares, other securities, other Awards, or other property; (e) to approve forms of Award Agreements; (f) to determine, in a manner consistent with the terms of the Plan, the terms and conditions of any Award granted hereunder, based on such factors as the Committee, in its sole discretion, shall determine; (g) to construe and interpret the terms of the Plan and Award Agreements; (h) to correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry out the purposes of the Plan; (i) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established pursuant to Section 12.1 of the Plan; (j) to authorize withholding arrangements pursuant to Section 10.7(b) of the Plan; (k) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Committee; (l) to accelerate the vesting of an Award; and (m) to make all other determinations and take all other action described in the Plan or as the Committee otherwise deems necessary or advisable for administering the Plan and effectuating its purposes.
     3.3. Compliance with Applicable Law. The Committee shall administer, construe, interpret, and exercise discretion under the Plan and each Award Agreement in a manner that is consistent and in compliance with a reasonable, good faith interpretation of all Applicable Laws, and that avoids (to the extent practicable) the classification of any Award as “deferred compensation” for purposes of Section 409A of the Code, as determined by the Committee. Notwithstanding the foregoing, the failure to satisfy the requirements of Section 409A or Section 162(m) with respect to the grant of an Award under the Plan shall not affect the validity of the action of the Committee otherwise duly authorized and acting in the matter.
     3.4. Effect of Committee’s Decision and Committee’s Liability. The Committee’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards. Neither the Committee nor any of its members shall be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with the Plan or any Award Agreement.
     3.5. Delegation to Chief Executive Officer. To the extent permitted by Applicable Law, the Committee may delegate to the Chief Executive Officer the powers: (a) to designate Service Providers who are not Executive Officers as eligible to participate in the Plan; and (b) to determine the amount and type of Awards that may be granted to Service Providers who are not Executive Officers.

     3.6. Awards may be Granted Separately or Together. In the Committee’s discretion, Awards may be granted alone, in addition to, or in tandem with any other Award or any award granted under another plan of the Company or an Affiliate. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times.
Article 4.
Vesting and Performance Objectives
     4.1. General. The vesting schedule or Period of Restriction for any Award shall be specified in the Award Agreement. The criteria for vesting and for removing restrictions on any Award may include (i) performance of substantial services for the Company for a specified period; (ii) achievement of one or more Performance Objectives; or (iii) a combination of (i) and (ii), as determined by the Committee.
     4.2. Period of Absence from Providing Substantial Services. Except as provided under Section 4.5 below with respect to Disability, to the extent that vesting or removal of restrictions is contingent on performance of substantial services for a specified period, a leave of absence (whether paid or unpaid) shall not count toward the required period of service unless the Award Agreement specifically provides otherwise.
     4.3. Performance Objectives.
          (a) Possible Performance Objectives. Any Performance Objective shall relate to the Service Provider’s performance for the Company (or an Affiliate) or the Company’s (or Affiliate’s) business activities or organizational goals, and shall be sufficiently specific that a third party having knowledge of the relevant facts could determine whether the Performance Objective is achieved. The Performance Objectives with respect to any Award may be one or more of the following General Financial and/or Operational Objectives, as established by the Committee in its sole discretion:
               (i) General Financial Objectives:
•	Increasing the Company’s net sales

•	Achieving a target level of earnings (including gross earnings; earnings before certain deductions, such as interest, taxes, depreciation, or amortization; or earnings per Share)

•	Achieving a target level of income (including net income or income before consideration of certain factors, such as overhead) or a target level of gross profits for the Company, an Affiliate, or a business unit

•	Achieving a target return on the Company’s (or an Affiliate’s) capital, assets, or stockholders’ equity

•	Maintaining or achieving a target level of appreciation in the price of the Shares

•	Increasing the Company’s (or an Affiliate’s) market share to a specified target level

•	Achieving or maintaining a Share price that meets or exceeds the performance of specified stock market indices or other benchmarks over a specified period

•	Achieving a level of Share price, earnings, or income performance that meets or exceeds performance in comparable areas of peer companies over a specified period

•	Achieving specified reductions in costs

•	Achieving specified improvements in collection of outstanding accounts or specified reductions in non-performing debts
               (ii) Operational Objectives:
•	Expanding one or more products into one or more new markets

•	Acquiring a prescribed number of new customers in a line of business

•	Achieving a prescribed level of productivity within a business unit

•	Completing specified projects within or below the applicable budget

•	Completing acquisitions of other businesses

•	Expanding into other markets

•	Achieving progress in research and development programs

•	Achieving regulatory milestones related to development and approval of products
          (b) Stockholder Approval of Performance Objectives. The list of possible Performance Objectives set forth in Section 4.3(a), above, and the other material terms of Awards of Restricted Stock or Restricted Stock Units that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, shall be subject to reapproval by the Company’s stockholders at the first stockholder meeting that occurs in 2016. No Award of Restricted Stock or Restricted Stock Units that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall be made after that meeting unless stockholders have reapproved the list of Performance Objectives, or unless the vesting of the Award is made contingent on stockholder approval of the Performance Objectives and other material terms of such Awards.
          (c) Documentation of Performance Objectives. With respect to any Award, the Performance Objectives shall be set forth in writing no later than 90 days after commencement of the period to which the Performance Objective(s) relate(s) (or, if sooner, before 25% of such period has elapsed) and at a time when achievement of the Performance Objectives is substantially uncertain. Such writing shall also include the period for measuring achievement of the Performance Objectives, which shall be no greater than five consecutive years, as established by the Committee. Once established by the Committee, the Performance Objective(s) may not be changed to accelerate the settlement of an Award or to accelerate the lapse or removal of restrictions on Restricted Stock that otherwise would be due upon the attainment of the Performance Objective(s).
          (d) Committee Certification. Prior to settlement of any Award that is contingent on achievement of one or more Performance Objectives, the Committee shall certify in writing that the applicable Performance Objective(s) and any other material terms of the Award were in fact satisfied. For purposes of this Section 4.3(d), approved minutes of the Committee shall be adequate written certification.
          (e) Negative Discretion. The Committee may reduce, but may not increase, the number of Shares deliverable or the amount payable under any Award after the applicable Performance Objectives are satisfied.
     4.5. Effect of Termination of Service for Death or Disability on Vesting. Except as provided to the contrary in an Award Agreement, in the event that the Participant’s Termination of Service is the result of death or Disability, a pro-rata portion of the Award that would have vested had the Participant not died or become Disabled, as applicable, as of the next following vesting date shall vest, with such pro-rata number to be calculated using a fraction, the numerator of which is the number of days the Participant remained a Service Provider since the immediately preceding vesting date, and the denominator of which is the total number of days between the immediately preceding vesting date and the next following vesting date.

Article 5.
Stock Options
     5.1. Terms of Option. Subject to the provisions of the Plan, the type of Option, term, exercise price, vesting schedule, and other conditions and limitations applicable to each Option shall be as determined by the Committee and shall be stated in the Award Agreement.
     5.2. Type of Option.
          (a) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Non-Qualified Option.
          (b) Neither the Company nor the Committee shall have liability to a Participant or any other party if an Option (or any part thereof) which is intended to be an Incentive Stock Option does not qualify as an Incentive Stock Option. In addition, the Committee may make an adjustment or substitution described in Section 2.3 of the Plan that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant or any other party.
     5.3. Limitations.
          (a) Maximum Term. No Option shall have a term in excess of 10 years measured from the date the Option is granted. In the case of any Incentive Stock Option granted to a 10% Stockholder (as defined in Section 5.3(e), below), the term of such Incentive Stock Option shall not exceed five years measured from the date the Option is granted.
          (b) Minimum Exercise Price. Subject to Section 2.3(b) of the Plan, the exercise price per share of an Option shall not be less than 100% of the Fair Market Value per Share on the date the Option is granted. In the case of any Incentive Stock Option granted to a 10% Stockholder (as defined in Section 5.3(e), below), subject to Section 2.3(b) of the Plan, the exercise price per share of such Incentive Stock Option shall not be less than 110% of the Fair Market Value per Share on the date the Option is granted.
          (c) Repricing Prohibited. Except as provided in Section 2.3, the Committee shall not amend any outstanding Option to reduce its exercise price.
          (d) $100,000 Limit for Incentive Stock Options. Notwithstanding an Option’s designation, to the extent that Incentive Stock Options are exercisable for the first time by the Participant during any calendar year with respect to Shares whose aggregate Fair Market Value exceeds $100,000 (regardless of whether such Incentive Stock Options were granted under the Plan, the 2001 Plan, or any other plan of the Company or any Affiliate), such Options shall be treated as Non-Qualified Options. For purposes of this Section 5.3(d), Fair Market Value shall be measured as of the date the Option was granted and Incentive Stock Options shall be taken into account in the order in which they were granted consistent with Applicable Law.
          (e) 10% Stockholder. For purposes of this Section 5.3, a “10% Stockholder” is an individual who, immediately before the date an Award is granted, owns (or is treated as owning) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or an Affiliate), determined under Section 424(d) of the Code.
     5.4. Form of Consideration. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. To the extent approved by the Committee, the consideration for exercise of an Option may be paid in any one, or any combination, of the forms of consideration set forth in subsections (a), (b), (c), and (d) below.
          (a) Cash Equivalent. Consideration may be paid by cash, check, or other cash equivalent approved by the Committee.
          (b) Tender or Attestation of Shares. Consideration may be paid by the tendering of other Shares to the Company or the attestation to the ownership of the Shares that otherwise would be tendered to the Company in exchange for the Company’s reducing the number of Shares issuable upon the exercise of the Option. Shares tendered or attested to in exchange for Shares issued under the Plan must be held by the Service Provider for at least six months prior to their tender or their attestation to the Company and may not be Shares of Restricted Stock at the time they are tendered or attested to. The Committee shall determine acceptable methods for tendering or attesting to Shares to exercise an Option under the Plan and may impose such limitations and prohibitions on the use of Shares to exercise Options as it deems appropriate. For purposes of determining the amount of the Option price satisfied by tendering or attesting to Shares, such Shares shall be valued at their Fair Market Value on the date of tender or attestation, as applicable.
          (c) Broker-Assisted Cashless Exercise. Subject to the Committee’s approval, consideration may be paid by the Participant’s (i) irrevocable instructions to the Company to deliver the Shares issuable upon exercise of the Option promptly to a broker (acceptable to the Company) for the Participant’s account, and (ii) irrevocable instructions to the broker to sell Shares sufficient to pay the exercise price and upon such sale to deliver the exercise price to the Company. A Participant may use this form of exercise only if the exercise would not subject the Participant to liability under Section 16(b) of the Exchange Act or would be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act or any other exemption from such liability. The Company shall deliver an acknowledgement to the broker upon receipt of instructions to deliver the Shares, and the Company shall deliver the Shares to such broker upon the settlement date. Upon receipt of the Shares from the Company, the broker shall deliver to the Company cash sale proceeds sufficient to cover the exercise price and any applicable withholding taxes due. Shares acquired by a cashless exercise shall be deemed to have a Fair Market Value on the Option exercise date equal to the gross sales price at which the broker sold the Shares to pay the exercise price.
          (d) Other Methods. Consideration may be paid using such other methods of payment as the Committee, at its discretion, deems appropriate from time to time.
     5.5. Exercise of Option.
          (a) Procedure for Exercise. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as set forth in the Award Agreement. An Option shall be deemed exercised when the Committee receives: (i) written or electronic notice of exercise from the person entitled to exercise the Option and (ii) full payment for the Shares (in a form permitted under Section 5.4 of the Plan) with respect to which the Option is exercised.
          (b) Termination of Relationship as a Service Provider. Except as otherwise provided in the Award Agreement, in the event of Termination of Service before exercise of an Option, the following rules shall apply:
               (i) If the Participant’s Termination of Service is for Cause, no portion of the Option may be exercised, and the Option will immediately expire upon the Termination of Service;
               (ii) An Option may be exercised after the Participant’s Termination of Service only to the extent that the Option was vested as of the Termination of Service;
               (iii) An Option may not be exercised after the expiration of the term of such Option as set forth in the Award Agreement;
               (iv) Unless a Participant’s Termination of Service is the result of the Participant’s death or Disability, the Participant may not exercise the vested portion of an Option more than three months after such Termination of Service;

               (v) If a Participant’s Termination of Service is the result of the Participant’s death or Disability, the Participant may exercise the vested portion of an Option up to 12 months after Termination of Service; and
               (vi) After the Participant’s death, his Beneficiary may exercise an Option only to the extent that the deceased Participant was entitled to exercise such Incentive Stock Option as of the date of his death.
If the Committee determines, subsequent to a Participant’s Termination of Service but before exercise of an Option, that either before or after the Participant’s Termination of Service the Participant engaged in conduct that constitutes “Cause,” then the Participant’s right to exercise any Option is forfeited immediately.
          (c) Rights as a Stockholder. Shares subject to an Option shall be deemed issued, and the Participant shall be deemed the record holder of such Shares, on the Option exercise date. Until such Option exercise date, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Option. In the event that the Company effects a split of the Shares by means of a stock dividend and the exercise price of, and number of Shares subject to, an Option are adjusted as of the date of distribution of the dividend (rather than as of the record date for such dividend), then a Participant who exercises such Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the Shares subject to the Option. No other adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued.
          (d) Notice of Disqualifying Disposition. If an Option is designated as an Incentive Stock Option, the Participant must give prompt notice to the Company of any disposition or other transfer of any Shares acquired under the Award Agreement if such disposition or transfer is made (a) within two years from the date of grant with respect to such Shares or (b) within one year after the transfer of such Shares to the Participant. The notice must specify the date of disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.
     5.6. Repurchase Rights. The Committee shall have the discretion to grant Options which are exercisable for unvested Shares. If the Participant ceases to be a Service Provider while holding such unvested Shares, the Company shall have the right to repurchase any or all of those unvested Shares at a price per share equal to the lower of (i) the exercise price paid per Share, or (ii) the Fair Market Value per Share at the time of repurchase. The terms upon which such repurchase right shall be exercisable by the Committee (including the period and procedure for exercise and the appropriate vesting schedule for the purchased Shares) shall be established by the Committee and set forth in the document evidencing such repurchase right.
Article 6.
Stock Appreciation Rights
     6.1. Terms of Stock Appreciation Right. The term, base amount, vesting schedule, and other conditions and limitations applicable to each Stock Appreciation Right shall be as determined by the Committee and shall be stated in the Award Agreement. Except as otherwise provided by the Committee, all Awards of Stock Appreciation Rights shall be settled in Shares issuable upon the exercise of the Stock Appreciation Right.
     6.2. Exercise of Stock Appreciation Right.
          (a) Procedure for Exercise. Any Stock Appreciation Right granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as set forth in the Award Agreement. A Stock Appreciation Right shall be deemed exercised when the Committee receives written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Stock Appreciation Right.
          (b) Termination of Relationship as a Service Provider. Following a Participant’s Termination of Service, the Participant (or the Participant’s Beneficiary, in the case of Termination of Service due to death) may exercise his or her Stock Appreciation Right within such period of time as is specified in the Award Agreement to the extent that the Stock Appreciation Right is vested as of the Termination of Service. In the absence of a specified time in the Award Agreement, the Stock Appreciation Right shall remain exercisable for three months following the Participant’s Termination of Service for any reason other than Disability or death, and for 12 months after the Participant’s Termination of Service on account of Disability or death. However, if the Participant’s Termination of Service is for Cause, no portion of the Stock Appreciation Right may be exercised, and the Stock Appreciation Right will immediately expire upon the Termination of Service. If the Committee determines, subsequent to a Participant’s Termination of Service but before exercise of a Stock Appreciation Right, that either before or after the Participant’s Termination of Service that the Participant engaged in conduct that constitutes “Cause,” then the Participant’s right to exercise any Stock Appreciation Right is forfeited immediately.
          (c) Rights as a Stockholder. Shares subject to a Stock Appreciation Right shall be deemed issued, and the Participant shall be deemed the record holder of such Shares, on the date the Stock Appreciation Right is exercised. Until such date, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Stock Appreciation Right. If the Company effects a split of the Shares by means of a stock dividend and the exercise price of, and number of Shares subject to, a Stock Appreciation Right are adjusted as of the date of distribution of the dividend (rather than as of the record date for such dividend), then a Participant who exercises such Stock Appreciation Right between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the Shares subject to the Stock Appreciation Right. No other adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued.
Article 7.
Restricted Stock
     7.1. Terms of Restricted Stock. Subject to the provisions of the Plan, the Period of Restriction, the number of Shares granted, and other conditions and limitations applicable to each Award of Restricted Stock shall be as determined by the Committee and shall be stated in the Award Agreement. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.
     7.2. Transferability. Except as provided in this Article 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.
     7.3. Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
     7.4. Removal of Restrictions. Except as otherwise provided in this Article 7, and subject to Section 10.5 of the Plan, Shares of Restricted Stock covered by an Award of Restricted Stock made under the Plan shall be released from escrow, and shall become fully transferable, as soon as practicable after the Period of Restriction ends, and in any event no later than 2 1/2 months after the end of the Tax Year in which the Period of Restriction ends.
     7.5. Voting Rights. During the Period of Restriction, Service Providers holding Shares of

Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.
     7.6. Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement.
          (a) If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions (and shall therefore be forfeitable to the same extent) as the Shares of Restricted Stock with respect to which they were paid.
          (b) If any such dividends or distributions are paid in cash, the Award Agreement may specify that the cash payments shall be subject to the same restrictions as the related Restricted Stock, in which case they shall be accumulated during the Period of Restriction and paid or forfeited when the related Shares of Restricted Stock vest or are forfeited. Alternatively, the Award Agreement may specify that the dividend equivalents or other payments shall be unrestricted, in which case they shall be paid as soon as practicable after the dividend or distribution date. In no event shall any cash dividend or distribution be paid later than 2 1/2 months after the Tax Year in which the dividend or distribution becomes nonforfeitable.
     7.7. Right of Repurchase of Restricted Stock. If, with respect to any Award of Restricted Stock, (a) a Participant’s Termination of Service occurs before the end of the Period of Restriction, (b) any Performance Objectives are not achieved by the end of the period for measuring such Performance Objectives or (c) the Participant has engaged in conduct either before or after Termination of Service that constitutes Cause, then the Company shall have the right to repurchase forfeitable Shares of Restricted Stock from the Participant at their original issuance price (or to require forfeiture of such Shares if issued at no cost).
Article 8.
Restricted Stock Units
     8.1. Terms of Restricted Stock Units. Subject to the provisions of the Plan, the Period of Restriction, number of underlying Shares, and other conditions and limitations applicable to each Award of Restricted Stock Units shall be as determined by the Committee and shall be stated in the Award Agreement.
     8.2. Settlement of Restricted Stock Units. Subject to Section 10.5 of the Plan, the number of Shares specified in the Award Agreement, or cash equal to the Fair Market Value of the underlying Shares specified in the Award Agreement, shall be delivered to the Participant as soon as practicable after the end of the applicable Period of Restriction, and in any event no later than 2 1/2 months after the end of the Tax Year in which the Period of Restriction ends.
     8.3. Dividend and Other Distribution Equivalents. The Committee is authorized to grant to holders of Restricted Stock Units the right to receive payments equivalent to dividends or other distributions with respect to Shares underlying Awards of Restricted Stock Units. The Award Agreement may specify that the dividend equivalents or other distributions shall be subject to the same restrictions as the related Restricted Stock Units, in which case they shall be accumulated during the Period of Restriction and paid or forfeited when the related Restricted Stock Units are paid or forfeited. Alternatively, the Award Agreement may specify that the dividend equivalents or other distributions shall be unrestricted, in which case they shall be paid on the dividend or distribution payment date for the underlying Shares, or as soon as practicable thereafter. In no event shall any unrestricted dividend equivalent or other distribution be paid later than 2 1/2 months after the Tax Year in which the record date for the dividend or distribution occurs.

     8.4. Deferral Election. Notwithstanding anything to the contrary in Sections 8.2 or 8.3, a Participant may elect in accordance with the terms of the Award Agreement and Section 409A of the Code to defer receipt of all or any portion of the Shares or other property otherwise issuable to the Participant pursuant to a Restricted Stock Unit Award to the extent permitted by the Committee.
     8.5. Forfeiture. If, with respect to any Award, (a) a Participant’s Termination of Service occurs before the end of the Period of Restriction, (b) any Performance Objectives are not achieved by the end of the period for measuring such Performance Objectives or (c) the Participant has engaged in conduct either before or after Termination of Service that constitutes Cause, then the Restricted Stock Units granted pursuant to such Award shall be forfeited and the Company (and any Affiliate) shall have no further obligation.
Article 9.
Other Equity-Based Awards
     9.1. Other Equity-Based Awards. The Committee shall have the right to grant other Awards based upon or payable in Shares having such terms and conditions as the Committee may determine, including deferred stock units, the grant of Shares upon the achievement of a Performance Objective and the grant of securities convertible into Shares.
Article 10.
Additional Terms of Awards
     10.1. No Rights to Awards. No Service Provider shall have any claim to be granted any Award under the Plan, and the Company is not obligated to extend uniform treatment to Participants or Beneficiaries under the Plan. The terms and conditions of Awards need not be the same with respect to each Participant.
     10.2. No Effect on Employment or Service. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company; nor shall they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without Cause, to the extent permitted by Applicable Laws and any enforceable agreement between the Service Provider and the Company.
     10.3. No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.
     10.4. Transferability of Awards. Unless otherwise determined by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. Subject to the approval of the Committee in its sole discretion, Non-Qualified Options may be transferable to members of the immediate family of the Participant and to one or more trusts for the benefit of such family members, partnerships in which such family members are the only partners, or corporations in which such family members are the only stockholders. “Members of the immediate family” means the Participant’s spouse, children, stepchildren, grandchildren, parents, grandparents, siblings (including half brothers and sisters), and individuals who are family members by adoption. To the extent that any Award is transferable, such Award shall contain such additional terms and conditions as the Committee deems appropriate.
     10.5. Conditions On Delivery of Shares and Lapsing of Restrictions. The Company shall not be obligated to deliver any Shares pursuant to the Plan or to remove restrictions from Shares previously delivered under the Plan until (a) all conditions of the Award have been met or removed to the satisfaction of the Committee, (b) subject to approval of the Company’s counsel, all other legal matters (including any Applicable Laws) in connection with the issuance and delivery of such Shares have been satisfied, and (c) the Participant has executed and delivered to the Company such representations or agreements as the Committee may consider appropriate to satisfy the requirements of Applicable Laws.
     10.6. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance or sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     10.7. Withholding.
          (a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to the grant, exercise, vesting, or settlement of an Award, the Company shall have the power and the right to deduct or withhold, or to require a Participant or Beneficiary to remit to the Company, an amount sufficient to satisfy any federal, state, and local taxes (including the Participant’s FICA obligation) that the Company determines is required to be withheld to comply with Applicable Laws. The Participant or Beneficiary shall remain responsible at all times for paying any federal, state, and local income or employment tax due with respect to any Award, and the Company shall not be liable for any interest or penalty that a Participant or Beneficiary incurs by failing to make timely payments of tax.
          (b) Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant or Beneficiary to satisfy such tax withholding obligation, in whole or in part, by (i) electing to have the Company withhold otherwise deliverable Shares, or (ii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required by Applicable Law to be withheld. The Fair Market Value of the Shares to be withheld or delivered, or with respect to which restrictions are removed, shall be determined as of the date that the taxes are required to be withheld.
     10.8. Other Provisions in Award Agreements. In addition to the provisions described in the Plan, any Award Agreement may include such other provisions (whether or not applicable to the Award of any other Participant) as the Committee determines appropriate, including restrictions on resale or other disposition, provisions for the acceleration of vesting and/or exercisability of Awards upon a Change of Control of the Company and provisions to comply with Applicable Laws.
     10.9. Section 16 of the Exchange Act. It is the intent of the Company that Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Awards, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. The Company shall have no liability to any Participant or other person for Section 16 consequences of Awards or events in connection with Awards if an Award or related event does not so qualify.
     10.10. Not Benefit Plan Compensation. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s compensation for purposes of determining the Participant’s benefits under any other employee benefit plans or arrangements provided by the Company or an Affiliate, except where the Committee expressly provides otherwise in writing.
Article 11.
Term, Amendment, and Termination of Plan

     11.1. Term of Plan. The Plan shall become effective on the Effective Date.
     11.2. Termination. The Plan shall terminate upon the earliest to occur of (i) April 28, 2016; (ii) the date on which all Shares available for issuance under the Plan have been issued as fully vested Shares; or (iii) the date determined by the Board pursuant to its authority under Section 11.3 of the Plan.
     11.3. Amendment. The Board or the Committee may at any time amend, alter, suspend, or terminate the Plan, without the consent of the Participants or Beneficiaries. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.
     11.4. Effect of Amendment or Termination. Except as provided in Section 11.5 of the Plan, no amendment, alteration, suspension, or termination of the Plan shall impair the rights of any Participant or Beneficiary under an outstanding Award, unless required to comply with an Applicable Law or mutually agreed otherwise between the Participant and the Committee; any such agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
     11.5. Adjustments of Awards Upon the Occurrence of Unusual or Nonrecurring Events. The Committee may, in its sole discretion (but subject to the limitations and conditions expressly stated in the Plan, such as the limitations on adjustment of Performance Objectives), adjust the terms and conditions of Awards during the pendency or in recognition of (a) unusual or nonrecurring events affecting the Company or an Affiliate (such as a capital adjustment, reorganization, or merger) or the financial statements of the Company or an Affiliate, or (b) any changes in Applicable Laws or accounting principles. By way of example, the power to adjust Awards shall include the power to suspend the exercise of any Option or Stock Appreciation Right.
Article 12.
Miscellaneous
     12.1. Authorization of Sub-Plans. The Committee may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities, and/or tax laws of various jurisdictions. The Committee shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations as the Committee deems necessary or desirable, and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Committee shall deem necessary or desirable. All sub-plans adopted by the Committee shall be deemed to be part of the Plan, but each sub-plan shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any sub-plans to Participants in any jurisdiction which is not the subject of such sub-plan.
     12.2. Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under any state’s applicable principles of conflicts of laws.
     12.3. Committee Manner of Action. Unless otherwise provided in the bylaws of the Company or the charter of the Committee: (a) a majority of the members of a Committee shall constitute a quorum, and (b) the vote of a majority of the members present who are qualified to act on a question assuming the presence of a quorum or the unanimous written consent of the members of the Committee shall constitute action by the Committee. The Committee may delegate the performance of ministerial functions in connection with the Plan to such person or persons as the Committee may select.
     12.4. Expenses. The costs of administering the Plan shall be paid by the Company.

     12.5. Severability. If any provision of the Plan or any Award Agreement is determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or Award, such provision shall be construed or deemed to be amended to resolve the applicable infirmity, unless the Committee determines that it cannot be so construed or deemed amended without materially altering the Plan or the Award, in which case such provision shall be stricken as to such jurisdiction, person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
     12.6. Construction. Unless the contrary is clearly indicated by the context, (a) the use of the masculine gender shall also include within its meaning the feminine and vice versa; (b) the use of the singular shall also include within its meaning the plural and vice versa; and (c) the word “include” shall mean to include, but not to be limited to.
     12.7. No Trust or Fund Created. Neither the Plan nor any Award Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company (or an Affiliate) and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company (or an Affiliate) pursuant to an Award, such right shall be no more secure than the right of any unsecured general creditor of the Company (or the Affiliate, as applicable).
     12.8. Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
     12.9 Complete Statement of Plan. This document is a complete statement of the Plan.

APPENDIX
As used in the Plan, the following terms shall have the following meanings:
     “2001 Plan” means the ARIAD Pharmaceuticals, Inc. 2001 Stock Plan, as Amended and Restated (Effective September 27, 2005).
     “Affiliate” means an entity in which the Company has a direct or indirect equity interest, whether now or hereafter existing; provided however, that with respect to an Incentive Stock Option, an Affiliate means a “parent corporation” (as defined in Section 424(e) of the Code) or a “subsidiary corporation” (as defined in Section 424(f) of the Code) with respect to the Company, whether now or hereafter existing.
     “Applicable Laws” means the requirements relating to, connected with, or otherwise implicated by the administration of long-term incentive plans under applicable state corporation laws, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
     “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or other equity-based awards.
     “Award Agreement” means a written agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement shall be subject to the terms and conditions of the Plan.
     “Beneficiary” means the personal representative of the Participant’s estate or the person(s) to whom an Award is transferred pursuant to the Participant’s will or in accordance with the laws of descent or distribution.
     “Board” means the board of directors of the Company.
     “Cause”, as used in connection with the termination of a Participant’s services, means (1) with respect to any Participant employed under a written employment agreement with the Company which agreement includes a definition of “cause,” “cause” as defined in that agreement or, if that agreement contains no such definition, a material breach by the Participant of that agreement, or (2) with respect to any other Participant, any of the following:
     (a) the failure of the Participant to perform any of his or her material duties to the Company, including, without limitation, breach of the Company’s code of ethics, conflict of interest or employment policies;
     (b) the Participant’s conviction (including any pleas of guilty or nolo contendre) of any felony or other crime that the Committee reasonably determines adversely impacts the Participant’s ability to continue performing services with the Company;
     (c) any act or omission to act by the Participant (other than the Participant’s resignation or retirement) which would reasonably be likely to have the effect of injuring the reputation, business or business relationships of the Company or impairing the Participant’s ability to perform services for the Company;
     (d) acts of theft, embezzlement, fraud, dishonesty, misrepresentation or falsification of documents or records involving the Company;
     (e) violation of any law or administrative regulation related to the Company’s business and use of the Company’s facilities or premises to conduct unlawful or unauthorized activities or transactions and

     (f) conduct that could result in publicity reflecting unfavorably on the Company in a material way;
     (g) the Participant’s improper use of the Company’s confidential or proprietary information; or
     (h) a breach of the terms of any employment agreement, confidentiality agreement, non-competition agreement and non-solicitation agreement or any other agreement between the Participant and the Company , after giving effect to the notification provisions, if any, and the mechanisms to remedy or cure a breach, if appropriate, as described in any such agreement.
The Committee shall determine whether conduct constituting “Cause” has occurred for purposes of the Plan. For purposes of this definition, the term “Company” includes any Affiliate of the Company and “Cause” is not limited to events that have occurred before a Participant’s Termination of Service, nor is it necessary that the Committee’s finding of “Cause” occur prior to Termination of Service.
“Change of Control” means the occurrence of any of the following events:
     (a) Any corporation, person or other entity makes a tender or exchange offer for Shares pursuant to which such corporation, person or other entity acquires more than 50% of the issued and outstanding Shares;
     (b) The stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of the Company’s assets; or
     (c) Any person within the meaning of Section 3(a)(9) or Section 13(d) of the Exchange Act acquires more than 50% of the combined voting power of Company’s issued and outstanding voting securities entitled to vote in the election of the Board.
     “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein shall be a reference to any regulations or other guidance of general applicability promulgated under such section, and shall further be a reference to any successor or amended section of such section of the Code that is so referred to and any regulations thereunder.
     “Committee” means the Compensation Committee of the Board.
     “Company” means ARIAD Pharmaceuticals, Inc., a Delaware corporation, or any successor thereto.
     “Consultant” means any natural person, including an advisor, engaged by the Company or an Affiliate to render services (other than in connection with the offer or sale of securities in a capital raising transaction or to promote or maintain a market for securities) to such entity.
     “Director” means a member of the Board.
     “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code. The Committee shall determine both whether Disability has occurred and the date of its occurrence. If requested, a Participant shall be examined by a physician selected or approved by the Committee.
     “Effective Date” means April 28, 2006; provided that the Plan and any Awards granted hereunder shall be null and void if the Plan is not approved by the Company’s stockholders before any compensation under the Plan is paid.
     “Employee” means any person who is an employee, as defined in Section 3401(c) of the Code, of the Company or any Affiliate or any other entity the employees of which are permitted to receive

Incentive Stock Options under the Code. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Executive Officer” means an individual who is an “executive officer” of the Company (as defined by Rule 3b-7 under the Exchange Act) or a “covered employee” under Section 162(m) of the Code.
     “Fair Market Value” means, with respect to Shares as of any date (except in the case of a cashless exercise pursuant to Section 5.4(c)) the closing sale price per share of such Shares (or the closing bid, if no sales were reported) as reported in The Wall Street Journal or, if not reported therein, such other source as the Committee deems reliable.
     “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
     “Non-Qualified Option” means an Option not intended to qualify as an Incentive Stock Option.
     “Option” means an option to purchase Shares that is granted pursuant to Article 5 of the Plan. An Option may be an Incentive Stock Option or a Non-Qualified Option.
     “Participant” means the holder of an outstanding Award granted under the Plan.
     “Performance Objective” means a performance objective or goal that must be achieved before an Award, or a feature of an Award, becomes nonforfeitable, as described in Section 4.3 of the Plan.
     “Period of Restriction” means the period during which Restricted Stock, the remuneration underlying Restricted Stock Units, or any other feature of an Award is subject to a substantial risk of forfeiture. A Period of Restriction shall be deemed to end when the applicable Award ceases to be subject to a substantial risk of forfeiture.
     “Plan” means this 2006 Long-Term Incentive Plan.
     “Restricted Stock” means Shares that, during a Period of Restriction, are subject to restrictions as described in Article 7 of the Plan.
     “Restricted Stock Unit” means an Award that entitles the recipient to receive Shares or cash after a Period of Restriction, as described in Article 8 of the Plan.
     “Service Provider” means an Employee, Director, or Consultant.
     “Share” means a share of the Company’s common stock, $.001 par value per share.
     “Stock Appreciation Right” means an Award that entitles the recipient to receive, upon exercise, the excess of (i) the Fair Market Value of a Share on the date the Award is exercised, over (ii) a base amount specified by the Committee which shall not be less than the Fair Market Value of a Share on the date the Award is granted, as described in Article 6 of the Plan.
     “Tax Year” means the Company’s taxable year. If an Award is granted by an Affiliate, such Affiliate’s taxable year shall apply instead of the Company’s taxable year.
     “Termination of Service” means the date an individual ceases to be a Service Provider in any capacity. Awards under the Plan shall not be affected by the change of a Participant’s status with in or among the Company and any Affiliates, so long as the Participant remains a Service Provider. Unless the Committee or a Company policy provides otherwise, a leave of absence authorized by the Company or the Committee (including sick leave or military leave) from which return to service is not guaranteed by statute or contract shall be characterized as a Termination of Service if the individual does not return to service within three months; such Termination of Service shall be effective as of the first day that is more than three months after the beginning of the period of leave. If the ability to return to service upon the expiration of such leave is guaranteed by statute or contract, but the individual does not return, the leave shall be characterized as a Termination of Service as of a date established by the Committee or Company policy. For purposes of the Plan and any Award hereunder, if an entity ceases to be an Affiliate, Termination of Service shall be deemed to have occurred with respect to each Participant in respect of such Affiliate who does not continue as a Service Provider in respect of the Company or another Affiliate after such giving effect to such Affiliate’s change in status.

ARIAD PHARMACEUTICALS, INC.
26 LANDSDOWNE STREET
CAMBRIDGE, MA 02139
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ARIAD PHARMACEUTICALS, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors	☐	☐	☐
Nominees

01) Jay R. LaMarche 02) Norbert G. Riedel, Ph.D. 03) Robert M. Whelan, Jr.

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:		For	Against	Abstain

2.
To re-approve the performance objectives and other applicable provisions set forth in our 2006 Long-Term Incentive Plan, as amended, for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended
		☐	☐	☐

3.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2011	☐	☐	☐

4.	To consider an advisory vote on compensation of our named executive officers, as disclosed in the proxy statement	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:	1 Year	2 Years	3 Years	Abstain

5.	To consider an advisory vote on the frequency of holding an advisory vote on compensation of our named executive officers ☐	☐	☐	☐

In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. (see reverse for instructions)	☐

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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M36174-P13111

ARIAD PHARMACEUTICALS, INC.
26 Landsdowne Street
Cambridge, Massachusetts 02139
ANNUAL MEETING OF STOCKHOLDERS JUNE 23, 2011
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned, revoking all prior proxies, hereby appoints Harvey J. Berger, M.D. and Raymond T. Keane, Esq., or either of them, as Proxies, with full power of substitution of each and authorizes them to represent and to vote all shares of the Common Stock of ARIAD Pharmaceuticals, Inc. (the “Company”) that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s offices at 26 Landsdowne Street, Cambridge, Massachusetts 02139 on Thursday, June 23, 2011 at 10:00 a.m., Eastern Daylight Time, and at any adjournment or postponement thereof. The undersigned hereby directs the said Proxies to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting of Stockholders, receipt of which is hereby acknowledged, and to vote on the matters set forth on the reverse side hereof, as specified by the undersigned.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4, AND FOR EVERY “3 YEARS” IN PROPOSAL 5.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
Continued and to be marked, dated and signed on reverse side